Exhibit 10.6

MTIG (BY)

LEASE

SDCO GATEWAY COMMERCE I & II, INC.,

Landlord,

and

REATA PHARMACEUTICALS, INC.,

Tenant

EXHIBIT A-1 – SITE PLAN

EXHIBIT B – INITIAL ALTERATIONS

EXHIBIT C – COMMENCEMENT DATE MEMORANDUM

EXHIBIT D – RULES AND REGULATIONS

EXHIBIT E – ADDITIONAL SURRENDER CONDITIONS

EXHIBIT F – RENEWAL OPTION

EXHIBIT G – APPROVAL OF ALTERATIONS, ADDITIONS AND IMPROVEMENTS

EXHIBIT H – RIGHT OF FIRST OFFER

EXHIBIT I – MATERIAL SAFETY DATA SHEETS

(i)

MULTI-TENANT INDUSTRIAL GROSS (BASE YEAR) LEASE

REFERENCE PAGES

BUILDING:	Gateway Commerce Center I and II

LANDLORD:	SDCO Gateway Commerce I & II, Inc.

LANDLORD’S ADDRESS:	1406 Halsey Way, Suite 110 Carrollton, Texas 75007 AND 1431 Greenway Drive, Suite 410 Irving, Texas 75038

with a copy of any notices pursuant to Articles 25 and 26 of this Lease to:

Kirkpatrick & Lockhart Nicholson Graham LLP 2828 Harwood Street, Suite 1800 Dallas, Texas 75201 Attention: Eugene F. Segrest, Esq.

WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT:	SDCO Gateway Commerce I & II, Inc. 75 Remittance Drive, Suite 96376 Chicago, IL 60675-6376

LEASE REFERENCE DATE:	May 25, 2006

TENANT:	Reata Pharmaceuticals, Inc.

TENANT’S NOTICE ADDRESS:	2801 Gateway Drive, Suite 150 Irving, Texas 75063

with a copy of any default notices to:

Vinson & Elkins L.L.P. 3700 Trammell Crow Center 2001 Ross Ave. Dallas, Texas 75201 Attention: Paul A. Martin, Esq.

PREMISES ADDRESS:	2801 Gateway Drive, Suite 150 Irving, Texas 75063

PREMISES RENTABLE AREA:	Approximately 14,419 sq. ft. (for outline of Premises see Exhibit A)

USE:	General office use and sales, including laboratory for pharmaceuticals development and research

SCHEDULED COMMENCEMENT DATE:	August 1, 2006, unless Landlord is unable to tender possession of the Premises as provided in and subject to the provisions of Section 2.2 of this Lease, in which event the Commencement Date shall be the date Landlord tenders possession of the Premises to Tenant.

(ii)

TERM OF LEASE:	Approximately four (4) years, zero (0) months and zero (0) days beginning on the Commencement Date and ending on the Termination Date, unless Landlord is unable to tender possession of the Premises as provided in and subject to the provisions of Section 2.2 of this Lease, in which event the Commencement Date shall be the date Landlord tenders possession of the Premises to Tenant.

TERMINATION DATE:	July 31, 2010, unless Landlord is unable to tender possession of the Premises as provided in and subject to the provisions of Section 2.2 of this Lease, in which event the Termination Date shall be the last day of the forty-eighth (48th) full calendar month following the Commencement Date.

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT (Article 3):
Period		Rentable Square Footage	Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
from	through
8/1/06	1/31/07	14,419	$0.00	$0.00	$0.00
2/1/07	7/31/07	14,419	$13.25	$191,051.75	$15,920.98
8/1/07	7/31/08	14,419	$13.75	$198,261.25	$16,521.77
8/1/08	7/31/09	14,419	$14.25	$205,470.75	$17,122.56
8/1/09	7/31/10	14,419	$14.75	$212,680.25	$17,723.35

BASE YEAR (EXPENSES):	Expenses for January 1, 2006 to December 31, 2006

BASE YEAR (TAXES):	Taxes for January 1, 2006 to December 31, 2006

TENANT’S PROPORTIONATE SHARE:	11.52%

SECURITY DEPOSIT:	$16,822.17

ASSIGNMENT/SUBLETTING FEE	$750.00

REAL ESTATE BROKER DUE COMMISSION:	Transwestern Commercial Services and Carr America

TENANT’S SIC CODE:	8733

AMORTIZATION RATE:	11%

(iii)

The Reference Pages information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control. This Lease includes Exhibits A through H, all of which are made a part of this Lease.

LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:	RREEF Management Company, a Delaware corporation, its Authorized Agent

By:

	Name:	Kim Boudreau

	Title:	VP, Regional Director

	Dated:	7/5, 2006

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:

Name:	J. Warren Huff

Title:	CEO

Dated:	6/30, 2006

(iv)

LEASE

By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-1. The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE.

1.1 The Premises are to be used solely for the purposes set forth on the Reference Pages. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, or commit any waste. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant, or in or upon, or in connection with, the Premises, all at Tenant’s sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the “Tenant Entities”) to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively “Hazardous Materials”) flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively “Environmental Laws”), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. TENANT SHALL PROTECT, DEFEND, INDEMNIFY AND HOLD EACH AND ALL OF THE LANDLORD ENTITIES (AS DEFINED IN ARTICLE 30) HARMLESS FROM AND AGAINST ANY AND ALL LOSS, CLAIMS, LIABILITY (INCLUDING, WITHOUT LIMITATION, ANY STRICT LIABILITY) OR COSTS (INCLUDING COURT COSTS AND ATTORNEYS’ FEES) INCURRED BY REASON OF ANY ACTUAL OR ASSERTED FAILURE OF TENANT TO FULLY COMPLY WITH ALL APPLICABLE ENVIRONMENTAL LAWS, OR THE PRESENCE, HANDLING, USE OR DISPOSITION IN OR FROM THE PREMISES OF ANY HAZARDOUS MATERIALS BY TENANT OR ANY TENANT ENTITY (EVEN THOUGH PERMISSIBLE UNDER ALL APPLICABLE ENVIRONMENTAL LAWS OR THE PROVISIONS OF THIS LEASE), OR BY REASON OF ANY ACTUAL OR ASSERTED FAILURE OF TENANT TO KEEP, OBSERVE, OR PERFORM ANY PROVISION OF THIS SECTION 1.2.

1.2.1 Notwithstanding the provisions of Section 1.2, Tenant may handle, store, and use Hazardous Materials as long as Tenant demonstrates and documents to Landlord’s reasonable satisfaction (i) that such Hazardous Materials (A) are necessary or useful to Tenant’s business; and (B) will be used, kept, and stored in compliance with all laws relating to any Hazardous Materials so brought or used or kept in or about the Premises; and (ii) that Tenant will give all required notices concerning the presence in or on foe Premises or foe release of such Hazardous Materials from the Premises). Tenant hereby certifies to Landlord that the information provided by

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Tenant pursuant to this Paragraph is true, correct, and complete and that Tenant’s business and operations, and more especially its handling, storage, use and disposal of Hazardous Materials shall at all times comply with all applicable laws pertaining to Hazardous Materials. Tenant shall secure and abide by all permits necessary for Tenant’s operations on the Premises.

1.2.2 Tenant has provided Landlord with copies of all Material Safety Data Sheets (as required by the Occupational Safety and Health Act) relating to all Hazardous Materials that Tenant is planning to use, keep, or store at or on the Premises, copies of which are attached hereto as Exhibit I. In the event that an inspection of the Premises by Landlord or Landlord’s agents reveals the presence of any Hazardous Material on the Premises for which Tenant has not provided Landlord with a copy of a Material Safety Data Sheet, Landlord shall notify Tenant. Tenant shall then have ten (10) days to provide a copy of the Material Safety Data Sheet for such Hazardous Material. If Tenant fails to provide a copy of the Material Safety Data Sheet for such Hazardous Material within such ten (10) day period, Tenant will be in default hereunder. Tenant shall not store hazardous wastes on the Premises for more than ninety (90) days; “hazardous waste” has the meaning given it by the Resource Conservation and Recovery Act of 1976, as amended. Tenant shall not install any underground or above ground storage tanks on the Premises, nor shall Tenant dispose of any Hazardous Material or solid waste on the Premises. Notwithstanding the foregoing, Landlord acknowledges that Tenant may install a small commercially available neutralization tank, a Knight-Ware Tank, Model #400 (30”x57”) commonly known as a catch basin (the “Basin”), in the courtyard area of the Building, subject to the following terms and conditions:

1.2.2.1 The location and installation of the Basin shall be at Landlord’s direction and discretion.

1.2.2.2 Tenant agrees to hire a qualified licensed vendor to inspect the Basin and remove any chemical waste located therein at least once every eight (8) weeks during the Lease Term.

1.2.2.3 The Basin shall comply with all requirements of the Environmental Quality Commission (the “TECQ”) and is subject to testing by the TECQ at all times.

1.2.2.4 The Basin shall be installed in such a manner as to allow Landlord or Landlord’s agents to physically inspect the Basin at all times.

1.2.2.5 Tenant shall, at Tenant’s sole cost and expense, remove the Basin at the expiration or earlier termination of this Lease and repair any damage to the Building and appurtenant property due to its removal.

1.2.3 Notwithstanding the provisions of Section 1.2, Tenant may handle store, and use radioactive materials such as radioactive biomarkers procured from commercial sources (“Radioactive Materials”) as long as Tenant demonstrates and documents to Landlord’s reasonable satisfaction (i) that such Radioactive Materials (A) are necessary or useful to Tenant’s business; and (B) will be used, kept, and stored in compliance with all laws relating to any Radioactive Materials so brought or used or kept in or about the Premises; and (ii) that Tenant will give all required notices concerning the presence in or on the Premises or the removal of such Radioactive Materials from the Premises). Tenant hereby certifies to Landlord that the information provided by Tenant pursuant to this Section is true, correct, and complete and that Tenant’s business and operations, and more especially its handling, storage, use and disposal of Radioactive Materials shall at all times comply with all applicable laws pertaining to Radioactive Materials. Tenant shall notify Landlord thirty (30) days prior to commencement of storage or use of Radioactive Materials on the Premises.

1.3 To the actual knowledge of Landlord’s property manager, Landlord hereby represents and warrants that, as of the Commencement Date, there are no Hazardous Materials present at the Premises or the Building. Landlord shall indemnify, defend, protect, and hold harmless, Tenant from and against any and all claims, liabilities, penalties, fines, judgment, forfeitures, losses, costs (including clean-up costs) or expenses (including reasonable attorneys’ fees, consultants’ fees and experts’ fees) for the death of or injury to any person or damage to any property whatsoever, arising from or caused by (a) the presence prior to the Commencement Date in, on, under, or about the Premises of any Hazardous Materials placed at the Premises by Landlord; (b) any discharge or release prior to the Commencement Date in or from the Premises of any Hazardous Materials by Landlord; (c) the use,

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storage, transportation, generation, disposal, release or discharge of Hazardous Materials by Landlord prior to the Commencement Date, to, in, on, under, about or from the Premises; or (d) Landlord’s failure prior to the Commencement Date to comply with any Environmental Laws.

1.4 Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term, including the parking facilities, subject to Landlord’s rules and regulations regarding such use. Expressly subject to the casualty and condemnation provisions set forth in Articles 22 and 23 hereof (i) Landlord hereby represents that the parking ratio for the Building as of the Commencement Date is, and throughout the Term of this Lease shall be, 4.7 spaces per 1,000 square feet of rentable space of the Building and (ii) Landlord covenants that it will not reduce such ratio of parking spaces to the rental square footage of the Building during the Lease Term (as the same may be extended or renewed). However, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than Tenant’s Proportionate Share of the total parking spaces available for common use (which shall in no event be less than the 4.7/1000 ratio specified above). The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

2. TERM.

2.1 The Term of this Lease shall begin on the date (“Commencement Date”) which shall be the later of the Scheduled Commencement Date as shown on the Reference Pages and seven (7) days after the date that Landlord shall tender possession of the Premises to Tenant, and shall terminate on the date as shown on the Reference Pages (“Termination Date”), unless sooner terminated by the provisions of this Lease. Landlord shall tender possession of the Premises with all the work to be performed by Landlord pursuant to Exhibit B to this Lease substantially completed. Tenant shall deliver a punch list of items not completed within thirty (30) days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items. Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule. Should Tenant fail to do so within thirty (30) days after Landlord’s request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

2.2 Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Scheduled Commencement Date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant No such failure to give possession on the Scheduled Commencement Date shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Premises within one hundred twenty (120) days after the Scheduled Commencement Date (other than as a result of strikes, shortages of materials, holdover tenancies or similar matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of. (a) Tenant’s failure to agree to plans and specifications and/or construction cost estimates or bids; (b) Tenant’s request for materials, finishes or installations other than Landlord’s standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant’s change in any plans or specifications; or, (d) performance or completion by a party employed by Tenant (each of the foregoing, a “Tenant Delay”). If any delay is the result of a Tenant Delay, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such Tenant Delay.

2.3 Tenant, or any agent, employee or contractor of Tenant shall have the right to enter, use or occupy the Premises beginning on the date of the full execution of this Lease for the purposes of installing Tenant’s fixtures and equipment, subject to the approval of and compliance with all applicable governmental authorities and ordinances, and provided that (i) Tenant does not unreasonably interfere with or delay construction of the Leasehold Improvements (as defined in Exhibit B) by Landlord and (ii) Tenant provides Landlord with insurance certificates evidencing Tenant’s compliance with the insurance requirements of Article 11 prior to Tenant’s early occupancy of use of the Premises. Any unreasonable interference with or delay of Landlord’s construction of the Leasehold Improvements by Tenant, or any agent employee or contractor of Tenant shall not delay the Commencement Date.

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Tenant shall place all utilities in Tenant’s name as of the Commencement Date. If Tenant shall enter, use or occupy the Premises prior to the Commencement Date, such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of rent, including, without limitation, Tenant’s compliance with the insurance requirements of Article 11. Said early possession shall not advance the Termination Date.

3. RENT.

3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month’s rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing. Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

3.2 Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid within five (5) days of when due and payable pursuant to this Lease (so long as Landlord has delivered to Tenant, at least thirty (30) days prior to the date on which the same is due, an estimate of Tenant’s liability for Expenses and/or Taxes), a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) five percent (5%) of the unpaid rent or other payment; provided, however, no such late charge shall be assessed for any payments due hereunder (other than the Monthly Installments of Rent, including Tenant’s Proportionate Share of Expenses and Taxes, in which case a late charge shall be automatically assessed if such amount is not paid within five (5) days of when due and payable pursuant to this Lease) unless Tenant fails to pay such amount within thirty (30) days after Landlord’s written demand therefor. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant’s obligation for each successive month until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord’s remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4. RENT ADJUSTMENTS.

4.1 For the purpose of this Article 4, the following terms are defined as follows:

4.1.1 Lease Year: Each calendar year falling partly or wholly within the Term.

4.1.2 Expenses: All costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants, i.e. if Landlord is required to provide exterior window repair to the premises of all tenants in the Building, but a particular tenant requests a proportionate credit for such repair in lieu of Landlord’s provision of such repair so that it can repair the exterior windows in its own premises, Landlord may include the amount of such credit as an Expense), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof, utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees not to exceed five (5%) of the aggregate gross monthly income received by Landlord from the operation of the Building, including all sums

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payable pursuant to leases of the Building or portions thereof and excluding sales or rental taxes, security deposits (unless and until applied as rent), advance rentals (until applied as rent) and payments in the form of indemnification or compensation for loss, damage or liability sustained; air conditioning maintenance costs; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees pertaining to the Building; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant’s Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; and (ii) other capital expenses (including, without limitation, the cost of fire sprinklers and suppression systems and other life safety systems) which are required under any governmental laws, regulations or ordinances which were not applicable to the Building as of the date of this Lease; but all of the costs described in this sentence shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time. Notwithstanding the foregoing, the Expenses shall not include the following:

4.1.2.1 depreciation of the Building, and all equipment fixtures, improvements and facilities uses in connection therewith;

4.1.2.2 interest on and amortization of debt;

4.1.2.3 the cost of leasehold improvements, including redecorating or otherwise improving, painting, decorating or redecorating space or vacant space for other tenants of the Building, except in connection with general maintenance of the Building;

4.1.2.4 cost of any “tap fees” or any sewer or water connection fees for the benefit of any other tenants in the Building;

4.1.2.5 fees and expenses (including legal and brokerage fees, advertising, marketing and promotional costs) paid by Landlord in connection with the lease of any space within the Building, including subleasing and assignments; fees and expenses for procuring new tenants for the Building; any flowers, gifts, balloons, etc. provided to any entity whatsoever, including, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents;

4.1.2.6 any validated parking for any entity;

4.1.2.7 all costs incurred by Landlord in connection with any negotiations or disputes and/or litigation with individual tenants or occupants with the Building or prospective tenants of the Building;

4.1.2.8 costs that other tenants are being separately charged, including, without limitation, separately metered electrical costs or additional trash pickup;

4.1.2.9 expenses or costs incurred by Landlord relating to any violation by landlord or any other tenant of the terms and conditions of any lease covering the Building;

4.1.2.10 the costs of any work or service performed for any tenant in the Building (other than Tenant) to a materially greater extent or in a materially more favorable manner than that furnished generally to tenants (including Tenant) in the Building, but only to extent of the excess costs resulting from the materially more favorable treatment and provided that such excess costs can be commercially reasonably calculated;

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4.1.2.11 except as otherwise provided for in Section 4.1.2 (i) and (ii) hereof, the cost of any repair or replacement which would be required to be capitalized under generally accepted accounting principles, including without limitation the cost of renting any equipment or materials, which cost would be so capitalized if the equipment or materials were purchased, not rented;

4.1.2.12 the costs and expenses of any item included in operation expenses to the extent that Landlord is actually reimbursed for such cost by an insurance company, a condemning authority, another tenant or any other party;

4.1.2.13 payments of ground rents and related sums pursuant to a ground lease in favor of a ground landlord;

4.1.2.14 wages, salaries or other compensation paid to employees above the level of District Manager, and that portion of wages, salaries or other compensation paid to employees at or below the level of District Manager for activities or responsibilities not involving the day-to-day management of the Building;

4.1.2.15 wages, salaries or other compensation paid for clerks or attendants in concessions or newsstands operated by Landlord or an affiliate of Landlord;

4.1.2.16 The cost of correcting defects (latent or otherwise) in the construction of the Building or in the Building equipment, except that conditions (other than construction defects) resulting from ordinary wear and tear shall not be considered defects for purposes thereof;

4.1.2.17 The cost of installing, operating and maintaining any specialty service (e.g. observatory, broadcasting facility, luncheon club, retail stores, newsstands or recreational club);

4.1.2.18 any expenses incurred by Landlord for the use of any portions of the Building to accommodate events, including but not limited to shows, promotions, kiosks, displays, filming, photography, private events or parties, ceremonies and advertising beyond the normal expenses otherwise attributable solely to Building services, such as lighting and HVAC to such public portions of the Building in normal operations during standard Building hours of operation.

4.1.2.19 any costs representing an amount paid to an entity related to Landlord which is in excess of the amount which would have been paid absent such relationship;

4.1.2.20 any entertainment, dining, or travel expenses of Landlord other than customary and usual industry standard business-related expenses directly related to maintaining existing tenant relations;

4.1.2.21 payments of principal, interest, loan fees, penalties, attorney’s fees and other costs relating to any mortgage or any loans that Landlord may have incurred or will incur in the future;

4.1.2.22 costs related to maintaining Landlord’s existence, either as a corporation, partnership, or other entity;

4.1.2.23 costs incurred in financing or refinancing of the Building;

4.1.2.24 any expenses for repairs or maintenance to the extent covered and actually paid by warranties or service contracts;

4.1.2.25 any type of utility service which is separately metered to or separately charged or paid by Tenant or any other tenant in the Building, including, without limitation, water and sewer charges, charges for fuel oil or gas, and the cost of electricity, air conditioning, heat or ventilation;

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4.1.2.26 the cost of any environmental remediation for which Landlord is responsible under this Lease;

4.1.2.27 all taxes paid by Tenant or other tenants in the Building (i) for personal property and (ii) on the value of the leasehold improvements of other tenants in the Building (in this connection it is agreed that Tenant shall be responsible for the payment of taxes on Tenant’s own leasehold improvements);

4.1.2.28 the cost of any item which is an expense or cost to the Landlord in connection with Landlord’s work to prepare the space for occupancy by Tenant including any allowances or credits granted to Tenant in lieu of a payment by Landlord;

4.1.2.29 any item which is included in the operating expenses which, but for this provision, would be included twice.

4.1.2.30 depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants’ premises, leasing commissions, interest expenses on long-term borrowings or advertising costs; and

4.1.2.31 insurance coverage protecting against loss of or damage to alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises, but only to the extent that Tenant has provided Landlord with insurance certificates evidencing Tenant’s compliance with the insurance requirements of Article 11.

4.1.3 Taxes: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

4.2 If in any Lease Year, (i) Expenses paid or incurred shall exceed Expenses paid or incurred in the Base Year (Expenses) and/or (ii) Taxes paid or incurred by Landlord in any Lease Year shall exceed the amount of such Taxes which became due and payable in the Base Year (Taxes), Tenant shall pay as additional rent for such Lease Year Tenant’s Proportionate Share of such excess. Notwithstanding the foregoing or anything to the contrary contained in the Lease, Tenant’s Proportionate Share of Expenses (with the exception of the portion thereof attributable to non-controllable expenses, including, without limitation, utilities, insurance, governmentally mandated charges [including sales tax], management fees, fire and life safety items and the cost of snow or ice removal) for each calendar year (as prorated for any period less than a calendar year) shall not increase by more than six percent (6%) above Tenant’s Proportionate Share of actual Expenses incurred for the immediately preceding calendar year (as prorated for any period less than a calendar year).

4.3 The annual determination of Expenses shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this Section 4.3. During the Term (including calendar year 2007), Tenant may review, at Tenant’s sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord’s agent, during normal business hours, upon giving Landlord five (5) days advance written notice within ninety (90) days after receipt of such determination, but in no event more often than once in any one (1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement If Tenant fails to object to Landlord’s determination of Expenses within ninety (90) days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such

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determination. In the event that during all or any portion of any Lease Year or Base Year, the Building is not fully rented and occupied Landlord shall make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

4.4 Prior to the actual determination thereof for a Lease Year, Landlord may from time to time estimate Tenant’s liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

4.5 Landlord shall calculate and deliver to Tenant a reconciliation statement of Tenant’s liability for Expenses and/or Taxes by no later than August 1st of each year or as soon thereafter as reasonably possible, together with reasonably detailed back-up information. Following Landlord’s delivery to Tenant of such reconciliation statement:

4.5.1 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant’s liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord’s bill therefor; and

4.5.2 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant’s liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash. Tenant shall not be entitled to a credit by reason of actual Expenses and/or Taxes in any Lease Year being less than Expenses and/or Taxes in the Base Year (Expenses and/or Taxes).

4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant’s liability for Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5. SECURITY DEPOSIT. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord’s damage in case of Tenant’s default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion is so used, Tenant shall within ten (10) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it. Landlord will return the Security Deposit or any balance thereof to Tenant within sixty (60) days after Tenant surrenders the Premises to Landlord and provides written notice to Landlord of Tenant’s forwarding address, subject to all rights granted to Landlord under Chapter 93, including, without limitation, Section 93.006 of the Texas Property Code.

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6. ALTERATIONS.

6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease or otherwise permitted within the Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord. Landlord shall use commercially reasonable efforts to either grant or deny its consent within ten (10) business days following Tenant’s written request to Landlord. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Landlord’s consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature, (ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building’s main electrical, mechanical, plumbing, HVAC or other systems, and (iv) in aggregate do not cost more than $15,000.00.

6.2 In the event Landlord consents (or if consent is not required hereunder) to the making of any such alteration, addition or improvement by Tenant, the same shall be made by using either Landlord’s contractor or, at Tenant’s election, a contractor reasonably approved by Landlord, in either event at Tenant’s sole cost and expense. If Tenant shall employ any contractor other than Landlord’s contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a construction management fee not to exceed four percent (4%) of the cost of such work to cover its overhead as it relates to such proposed work, plus third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due five (5) days after Landlord’s demand.

6.3 All alterations, additions or improvements by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic’s, materialmen’s or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord’s election said sums shall be paid in the same way as sums due under Article 4.

6.4 Notwithstanding the foregoing, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant’s sole cost, remove any alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant, including carpeting, so designated by Landlord’s notice, and repair any damage caused by such removal, except for any alterations, additions and improvements for which Tenant has received written approval in the form of Exhibit G attached hereto and incorporated herein pursuant to this Section 6.4 and Article 26 and for which Landlord, as set forth in Exhibit G, has waived in writing or, by failing to respond to Tenant’s written request within ten (10) business days, has been deemed to have waived its rights under this Section 6.4 and Section 26.2 to elect to have Tenant remove such alterations, additions and improvements.

7. REPAIR.

7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall at its sole cost and expense (except as included in Expenses) repair and maintain the structural portions of the roof, foundation and walls of the Building. Landlord represents that, as of the Commencement Date, the Premises are in good order, condition and repair. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them, except as set forth in the punch list to be delivered pursuant to Section 2.1. It is hereby understood and agreed that no representations respecting the

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condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Landlord hereby agrees to use commercially reasonable efforts to pursue any warranty claims under warranties or service contracts.

7.2 Tenant shall at its own cost and expense keep and maintain all parts of the Premises and such portion of the Building and improvements as are within the exclusive control of Tenant in good condition, normal wear and tear and casualty and condemnation damage excluded, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters exclusively serving the Premises, windows, glass and plate glass, doors, skylights, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems serving the Premises, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, and performance of regular removal of trash and debris). Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty excepted (but not excepting any damage to glass). Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, contractors, invitees, or any other person entering upon the Premises as a result of Tenant’s business activities or caused by Tenant’s default hereunder.

7.3 Except as expressly provided in this Lease, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.

7.4 Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment serving the Premises (and a copy thereof shall be furnished to Landlord). The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Should Tenant fail to do so, Landlord may, upon notice to Tenant enter into such a maintenance/ service contract on behalf of Tenant or perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord’s overhead.

7.5 If Landlord fails to maintain, repair or replace anything for which Landlord is responsible under this Lease, Tenant may, after thirty (30) days’ written notice to Landlord Tenant of the need for the same, cure the default and Landlord shall reimburse Tenant for the reasonable cost thereof within thirty (30) days of Tenant’s written demand therefor, provided, however, if said maintenance, repair or replacement will reasonably require a period of longer than thirty (30) days to complete, then Tenant shall not have such cure right so long as Landlord is proceeding with all due diligence to complete such maintenance, repair or replacement), up to a maximum of ninety (90) days after Tenant’s initial written notice to Landlord. All such repairs performed by Tenant shall be performed in a good workmanlike manner by qualified individuals or contractors.

7.6 Landlord shall furnish to Tenant water and electrical at those points of supply provided for general use of tenants of the Building Landlord shall maintain the common areas of the Building in good order and condition. Without limiting the generality of the foregoing, Landlord shall maintain in good condition, (i) the Building’s utility systems to the point of connection to the Premises, (ii) exterior windows, (iii) parking facilities, and (iv) other exterior areas of the Building, including driveways, alleys, planting areas and grounds surrounding the Building, utility lines to the point of connection to the Premises, and all other items normally associated with the foregoing, consistent with other similar buildings in the same rental market.

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8. LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant’s leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant fails, within thirty (30) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within thirty (30) days after Landlord’s written demand.

9. ASSIGNMENT AND SUBLETTING.

9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld or delayed, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof or assign this Lease, Tenant shall give written notice thereof to Landlord at least twenty (20) days but no more than one hundred twenty (120) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant’s obligations under this Lease.

9.3 Intentionally deleted.

9.4 In the event that Tenant sublets or assigns this Lease, Tenant shall pay to Landlord as additional rent an amount equal to one hundred percent (100%) of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant As used in this Section, “Increased Rent” shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith. The “Costs Component” is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant in connection with such assignment or subletting, including free rent, concessions, leasing commissions and tenant improvements in connection with such sublease, assignment or other transfer.

9.5 Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant’s notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; (e) with which the payment for the sublease or assignment is determined in whole or in part based upon its net income or profits; or (f) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the

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Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iv) involve a violation of Section 1.2. Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord’s refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.5, shall be conclusively deemed to be reasonable.

9.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, and after Landlord’s presentation of reasonably appropriate bills and back-up documentation, a sum equal to all of Landlord’s actual costs, including reasonable attorneys’ fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord’s consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

9.7 If Tenant is a corporation, limited liability company, partnership or trust and if there is a change in such entity’s ownership and/or control resulting from (a) any transfers of the number of outstanding voting shares of the corporation or limited liability company, (b) any changes in the general partnership interests in the partnership, or (c) any changes in the identity of the persons or entities controlling the activities of such partnership or trust, then Tenant shall promptly notify Landlord of and provide Landlord with a letter describing such transfer or change.

9.8 Notwithstanding anything to the contrary set forth herein, Tenant shall be permitted to assign this Lease, or sublet all or a portion of the Premises, to an Affiliate (as hereinafter defined) of Tenant without the prior consent of Landlord, if all of the following conditions are first satisfied:

9.8.1 No Event of Default has occurred and is continuing under this Lease;

9.8.2 A fully executed copy of such assignment or sublease, the assumption of this Lease by the assignee or acceptance of the sublease by the sublessee, and such other information regarding the assignment or sublease as Landlord may reasonably request, shall have been delivered to Landlord; and

9.8.3 The Premises shall continue to be operated solely for the use specified in this Lease.

As used herein, the term “Affiliate” shall mean an entity (i) which directly or indirectly controls Tenant, (ii) which is under the direct or indirect control of Tenant, (iii) which is under common direct or indirect control with Tenant, (iv) with which Tenant is merged or consolidated, or (v) which acquires all or substantially all of the assets or stock of Tenant Control shall mean ownership of fifty-one percent (51%) or more of the voting securities or rights of the controlled entity.

Tenant acknowledges and agrees (and agrees at the time of such assignment or subletting to confirm) that in each instance described above, Tenant shall remain liable for the performance of the terms and conditions of this Lease despite any transfer.

10. INDEMNIFICATION. NONE OF THE LANDLORD ENTITIES SHALL BE LIABLE AND TENANT HEREBY WAIVES ALL CLAIMS AGAINST THEM FOR ANY DAMAGE TO ANY PROPERTY OR ANY INJURY TO ANY PERSON IN OR ABOUT THE PREMISES OR THE BUILDING BY OR FROM ANY CAUSE WHATSOEVER (INCLUDING WITHOUT LIMITING THE FOREGOING, RAIN OR WATER LEAKAGE OF ANY CHARACTER FROM THE ROOF, WINDOWS, WALLS, BASEMENT, PIPES, PLUMBING WORKS OR APPLIANCES, THE BUILDING NOT BEING IN GOOD CONDITION OR REPAIR, GAS, FIRE, OIL, ELECTRICITY OR THEFT), EXCEPT TO THE EXTENT CAUSED BY OR ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ITS AGENTS, EMPLOYEES OR CONTRACTORS. TENANT SHALL PROTECT, DEFEND, INDEMNIFY AND HOLD THE LANDLORD ENTITIES HARMLESS FROM AND AGAINST ANY AND ALL LOSS, CLAIMS, LIABILITY OR COSTS (INCLUDING COURT COSTS AND ATTORNEYS’ FEES) INCURRED BY REASON OF (A) ANY DAMAGE TO ANY PROPERTY (INCLUDING BUT NOT LIMITED TO PROPERTY OF ANY LANDLORD ENTITY) OR ANY INJURY (INCLUDING BUT NOT LIMITED TO DEATH) TO ANY PERSON OCCURRING IN, ON OR

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ABOUT THE PREMISES OR THE BUILDING TO THE EXTENT THAT SUCH INJURY OR DAMAGE SHALL BE CAUSED BY OR ARISE FROM ANY ACTUAL OR ALLEGED ACT, NEGLECT, FAULT, OR OMISSION BY OR OF TENANT OR ANY TENANT ENTITY TO MEET ANY STANDARDS IMPOSED BY ANY DUTY WITH RESPECT TO THE INJURY OR DAMAGE; (B) THE CONDUCT OR MANAGEMENT OF ANY WORK OR THING WHATSOEVER DONE BY THE TENANT IN OR ABOUT THE PREMISES OR FROM TRANSACTIONS OF THE TENANT CONCERNING THE PREMISES; (C) TENANT’S FAILURE TO COMPLY WITH ANY AND ALL GOVERNMENTAL LAWS, ORDINANCES AND REGULATIONS APPLICABLE TO THE CONDITION OR USE OF THE PREMISES OR ITS OCCUPANCY; OR (D) ANY BREACH OR DEFAULT ON THE PART OF TENANT IN THE PERFORMANCE OF ANY COVENANT OR AGREEMENT ON THE PART OF THE TENANT TO BE PERFORMED PURSUANT TO THIS LEASE; THIS INDEMNITY SHALL BE EFFECTIVE EVEN WHEN LANDLORD OR ITS AGENTS, EMPLOYEES OR CONTRACTORS ARE JOINTLY, COMPARATIVELY, CONTRIBUTIVELY, OR CONCURRENTLY NEGLIGENT WITH TENANT; PROVIDED, HOWEVER, THAT IN SUCH SITUATIONS, TENANT SHALL ONLY INDEMNIFY LANDLORD TO THE EXTENT THOSE ACTS OR OMISSIONS ARE CAUSED BY TENANT OR ANY TENANT ENTITY. LANDLORD SHALL PROTECT, DEFEND, INDEMNIFY AND HOLD THE TENANT ENTITIES HARMLESS FROM AND AGAINST ANY AND ALL LOSS, CLAIMS, LIABILITY OR COSTS (INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES) CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY LANDLORD ENTITY. THE PROVISIONS OF THIS ARTICLE SHALL SURVIVE THE TERMINATION OF THIS LEASE WITH RESPECT TO ANY CLAIMS OR LIABILITY ACCRUING PRIOR TO SUCH TERMINATION.

11. INSURANCE.

11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker’s Compensation Laws with limits at least as required by statute with Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease- each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

11.2 The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property—Special Form); (c) be issued by an insurance company with a minimum Best’s rating of “A: VII” during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

11.4 Throughout the Term of this Lease, Landlord shall maintain, as a minimum, the following insurance policies: (i) property insurance for the Building’s replacement value (excluding property required to be insured by Tenant), less a commercially-reasonable deductible if Landlord so chooses, and (ii) commercial general

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liability insurance in an amount of not less than $1,000,000 per occurrence, $2,000,000 general aggregate. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary. Upon Tenant’s written request (but not more than once in any twelve month period), Landlord shall provide to Tenant a copy of the insurance certificate evidencing such coverage

12. WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained herein, so long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers after the Commencement Date of this Lease. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as reasonably determined by Landlord. Any such charges paid by Landlord and assessed against Tenant shall be payable to Landlord within thirty (30) days of demand therefor and shall be additional rent hereunder. Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises. Landlord shall use all commercially reasonable efforts to restore any service required of it that becomes unavailable. Notwithstanding the foregoing, if Tenant is prevented from using the Premises because of the unavailability of any such service for a period of five (5) consecutive business days, the restoration of which is within Landlord’s reasonable control, and such unavailability was not caused by a governmental directive, then Tenant shall be entitled to a reasonable abatement of rent for each consecutive day (after such five-day period) that Tenant is so prevented from using the Premises.

14. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate (“Holdover Rate”) which shall be One Hundred Fifty Percent (150%) of the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention; provided, however, if Tenant provides at least six (6) months prior written notice to Landlord of its intention to retain possession of the Premises after the termination of this Lease, then during the first thirty (30) days of any such holdover period, Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4, prorated on a daily basis, and Tenant shall not be liable for any damages sustained by Landlord by reason of such retention during such thirty (30) day period. If Landlord gives notice to Tenant of Landlord’s election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law.

15. SUBORDINATION. Landlord represents that, as of the execution date of this Lease, there is no mortgage debt encumbering or otherwise affecting the Building. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord’s interest or estate in the Building, or any ground or underlying lease; provided, however, feat if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant’s interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing,

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Tenant covenants and agrees to execute and deliver within ten (10) days of Landlord’s request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord. The subordination provided above is contingent upon Landlord’s delivery of a non-disturbance agreement in favor of Tenant from any and all current and future holders of a mortgage or deed of trust on such holder’s standard form.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations. However, Landlord shall use commercially reasonable efforts to uniformly enforce such rules and regulations against all tenants in the Building.

17. REENTRY BY LANDLORD.

17.1 Landlord reserves and shall at all times have the right upon 24-hour notice (except in the case of an emergency when Landlord can enter the Premises at any time) to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Except in the case of emergency, Tenant shall have the right to exclude portions of the laboratory (as needed because of on-going experiments) within of the Premises from entry by Landlord, and Tenant shall be permitted to accompany Landlord or any third party during any such entry by Landlord or third party. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17; provided, however, that the business of Tenant shall not be interfered with unreasonably.

17.2 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant’s vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord’s possession, Landlord is authorized to gain access by such means as Landlord shall elect in case of emergency and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five (5) days of Landlord’s demand.

18. DEFAULT.

18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of ten (10) days after written notice that such payment was not made when due, but if any two (2) such notices shall be given in any calendar year, the failure to pay within five (5) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such calendar year shall be an Event of Default, without notice.

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18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within thirty (30) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such thirty (30) day period, Tenant has commenced the cure within such thirty (30) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

18.1.3 Subject to the provisions of Article 14 hereof, Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only.

18.1.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

19. REMEDIES.

19.1 Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

19.1.1 Landlord may, at its election, terminate this Lease or terminate Tenant’s right to possession only, without terminating the Lease.

19.1.2 Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant’s right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord’s former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant’s signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord’s right to rent or any other right given to Landlord under this Lease or by operation of law.

19.1.3 Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

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19.1.4 Upon any termination of Tenant’s right to possession only without termination of the Lease:

19.1.4.1 Neither such termination of Tenant’s right to possession nor Landlord’s taking and holding possession thereof as provided in Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant’s obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

19.1.4.2 Landlord shall use commercially reasonable efforts to relet the Premises or portions thereof to the extent required by applicable law. Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises or portions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises. In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems in its commercially reasonable judgment necessary or desirable, and Tenant shall pay the cost thereof (but for alterations and additions [excluding repairs], only that portion falling within the original Term hereunder after amortizing such costs over the lease term of the replacement tenant), together with Landlord’s expenses of reletting, including, without limitation, any commission incurred by Landlord, within ten (10) days of Landlord’s written demand. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker’s commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 9.

19.1.4.3 Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord’s expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorneys’ fees and broker’s commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant’s future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant’s benefit.

19.2 Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant’s sole expense. Without limiting the generality of the foregoing following the occurrence of an Event of Default, Landlord may, at Landlord’s option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant’s business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord’s demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

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19.3 Tenant understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full Initial Term of this Lease for amortization, including interest at the Amortization Rate. For purposes hereof the “Concession Amount” shall be defined as the aggregate of all amounts (a) forgone or expended by Landlord as free rent under the lease, (b) under Exhibit B hereof for construction allowances (excluding therefrom any amounts expended by Landlord for Landlord’s Work, as defined in Exhibit B), and for (c) brokers’ commissions payable by reason of this Lease (each of subsections (a), (b) and (c) being hereinafter referred to as a “Concession”). Accordingly, Tenant agrees that if this Lease or Tenant’s right to possession of the Premises leased hereunder shall be terminated as of any date (“Default Termination Date”) prior to the expiration of the full Initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Date, the amount (“Unamortized Amount”) of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of this Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Section 19.3. For the purposes hereof, the “Unamortized Amount” shall be calculated by dividing (i) the Concession Amount plus interest accruing at the Amortization Rate and amortizing fully over the period commencing on the Commencement Date and ending on the last day of the Initial Term of this Lease, computed on the basis of a 365 day year, by (ii) the total number of days in the Initial Term of this Lease, then multiplying such quotient by (iii) the number of days in the period commencing on the Termination Date and ending on the last day of the Initial Term of this Lease. The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant’s default, except that (i) the Unamortized Amount shall be reduced by any amounts paid by Tenant to Landlord to effectuate such reduction and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the Effective Date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder; and the amount thus obtained shall be the Unamortized Amount.

19.4 If, on account of any breach or default by Landlord or Tenant of their respective obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for the non-defaulting party to employ or consult with an attorney or collection agency concerning or to enforce or defend any of the non-defaulting party’s rights or remedies arising under this Lease or to collect any sums due from the defaulting party, the defaulting party agrees to pay all costs and fees so incurred by the non-defaulting party, including, without limitation, reasonable attorneys’ fees and costs. TENANT AND LANDLORD EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY.

19.5 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

19.6 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord’s acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord’s right to enforce any such remedies with respect to such Default or any subsequent Default.

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19.7 Intentionally deleted.

19.8 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord’s possession or under Landlord’s control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord’s option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

19.9 If more than two (2) monetary Events of Default in which Tenant fails to pay Landlord an amount exceeding $2,500 occur during the twelve (12) month period immediately preceding Tenant’s exercise of any renewal option, expansion option or right of first offer provided herein, Tenant’s renewal options, expansion options, purchase options and rights of first offer and/or refusal, if any are provided for in this Lease, shall be null and void.

19.10 Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and such failure continues for thirty (30) days after Tenant delivers to Landlord written notice specifying such failure (the “Landlord Default Notice”); however, Landlord shall use all reasonable efforts to commence such cure as soon as reasonably practicable following Tenant’s written notification and if such failure cannot reasonably be cured within such 30-day period, but Landlord commences to cure such failure within such 30-day period and thereafter diligently pursues the curing thereof to completion, then Landlord shall not be in default hereunder or liable for damages therefor. If Landlord fails to cure any default hereunder within ninety (90) days after receipt of the Landlord Default Notice, then Tenant shall have the right to cure the default in question, and Landlord shall reimburse Tenant for all reasonable costs and expenses therefor within thirty (30) days after presentation of appropriate bills and back-up documentation.

20. TENANT’S BANKRUPTCY OR INSOLVENCY.

20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a “Debtor’s Law”):

20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant’s assets (each a “Tenant’s Representative”) shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor’s Law. Without limitation of the generality of the foregoing, any right of any Tenant’s Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

20.1.1.1 Such Debtor’s Law shall provide to Tenant’s Representative a right of assumption of this Lease which Tenant’s Representative shall have timely exercised and Tenant’s Representative shall have fully cured any default of Tenant under this Lease.

20.1.1.2 Tenant’s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months’ rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant’s Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant’s Representative will have sufficient funds to fulfill the obligations of

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Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant’s obligations under this Lease.

20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

20.1.1.4 Landlord shall have, or would have had absent the Debtor’s Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance; provided however, that Landlord agrees to use commercially reasonable efforts to prevent other tenants or occupants of the Building from interfering with Tenant’s business.

22. CASUALTY

22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord’s reasonable estimation such damage can be materially restored within one hundred eighty (180) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord’s reasonable estimation of the length of time within which material restoration can be made, and Landlord’s determination shall be binding on Tenant For purposes of this Lease, the Building or Premises shall be deemed “materially restored” if they are in such condition as would not prevent or materially interfere with Tenant’s use of the Premises for the purpose for which it was being used immediately before such damage.

22.2 If such repairs cannot, in Landlord’s reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within sixty (60) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant, unless such loss is caused by the gross negligence or willful misconduct of Landlord or its agents. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

22.4 In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within sixty (60) days

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after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

22.5 Notwithstanding anything to the contrary contained in this Article: (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof but if Landlord determines not to repair such damages, Landlord shall notify (“Landlord’s Notice”) Tenant and Tenant shall have the right to terminate this Lease by delivering notice to Landlord of its intent to terminate; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that a material portion of the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease (so long as Landlord terminates all other leases in the Building similarly affected by such casualty) by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant’s responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23. EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant’s use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasipublic authority under the power of eminent domain or conveyance in lieu thereof and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant’s trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord shall transfer, credit or deliver said security in its possession and provide written notice of said transfer, as such, to Landlord’s successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25. ESTOPPEL CERTIFICATES. Within ten (10) days following any written request which Landlord or Tenant may make from time to time, Landlord or Tenant shall execute and deliver to the other or the other’s mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current

21

defaults under this Lease by either Landlord or Tenant except as specified in Landlord’s or Tenant’s statement; and (e) such other matters as may be requested by Landlord or Tenant. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser, and Landlord or Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any intentional and material misstatement contained in such estoppel certificate; provided, however that Landlord or Tenant shall not be liable to the other for any misstatement that Landlord or Tenant in good faith believed to be true at the time of the misstatement Landlord and Tenant irrevocably agree that if either fails to execute and deliver such certificate within such ten (10) day period the other or the other’s beneficiary or agent may execute and deliver such certificate on its behalf, and that such certificate shall be fully binding on it.

26. SURRENDER OF PREMISES.

26.1 Tenant and Landlord shall arrange to meet for two (2) joint inspections of the Premises as set forth in Exhibit E, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises as set forth in Exhibit E attached hereto and incorporated herein. Should either Tenant or Landlord fail to appear at either or both previously-scheduled inspections the attending party’s determination of Tenant’s responsibility for repairs and restoration shall be final.

26.2 All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant including carpeting (collectively, “Alterations”), shall be and remain the property of Tenant during the Term. Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and tide shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Notwithstanding the foregoing, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant’s sole cost remove any Alterations, including carpeting, so designated by Landlord’s notice, and repair any damage caused by such removal, except for any alterations, additions and improvements for which (a) Tenant has received written approval in the form of Exhibit G attached hereto and incorporated herein pursuant to this Article 26 and for which Landlord has waived in writing, as set forth in Exhibit G, its rights under this Section 26.2 to elect to have Tenant remove such alterations, additions and improvements or (b) Landlord has been deemed to have approved and waived its rights to require Tenant to remove such alterations, additions and improvements after Landlord’s failure to respond to Tenant’s tender of Exhibit G within ten (10) business days. Tenant must at Tenant’s sole cost remove upon termination of this Lease, any and all of Tenant’s furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property (collectively, “Personalty”). Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal. In lieu of requiring Tenant to remove Alterations and Personalty and repair the Premises as aforesaid, Landlord may, by written notice to Tenant delivered at least thirty (30) days before the Termination Date, require Tenant to pay to Landlord, as additional rent hereunder, the cost of such removal and repair in an amount reasonably estimated by Landlord.

26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.

27. NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at its aforesaid address, whether or not actually accepted or received by the addressee. Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant’s Notice Address.

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28. TAXES PAYABLE BY TENANT. In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes, payroll taxes, franchise taxes, corporate taxes [including the “margin” taxes assessed as a result of legislation passed by the Texas legislature in 2006], and estate and inheritance taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant’s gross receipts or payroll or the value of Tenant’s equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant’s equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29. RELOCATION OF TENANT. Intentionally deleted.

30. DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following “Landlord Entities”, being Landlord, Landlord’s investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord’s trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms “Tenant” and “Landlord” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term “rentable area” shall mean the rentable area of the Premises or the Building as calculated by the Landlord in accordance with BOMA standards on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant’s Proportionate Share shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment The term “Building” refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto. If the Building is part of a larger complex of structures, the term “Building” may include the entire complex, where appropriate (such as shared Expenses or Taxes) and subject to Landlord’s reasonable discretion.

31. TENANT’S AUTHORITY. Each party represents and warrants to the other party that each such party has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

32. FINANCIAL STATEMENTS AND CREDIT REPORTS. At Landlord’s request, but no more than once in any consecutive twelve (12) month period except in connection with a default of Tenant hereunder or a sale or refinancing of the Building, Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant’s most recent audited financial statement, or, if unaudited, certified by Tenant’s chief financial officer as being true, complete and correct in all material respects. Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, but no more than once in any consecutive twelve (12) month period except in connection with a default of Tenant hereunder or a sale or refinancing of the Building, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

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33. COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

34. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

36. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

37. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5 and the first month’s rent as set forth in Article 3.

38. RECORDATION. Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

39. ROOF RIGHTS. Landlord shall allow, at Tenant’s sole cost and expense, the installation of a satellite dish and HVAC on the roof of the Building at a location approved by Landlord; provided, however, that (a) such installation is performed by Landlord’s contractor or a contractor approved by Landlord and (b) such installation shall be completed in accordance with (i) Landlord’s rules and regulations, (ii) applicable governmental laws, ordinances, and regulations governing such installation and (iii) the terms and provisions of any roof warranty of Landlord.

40. GENERATOR. Landlord hereby grants Tenant the right, at Tenant’s sole cost and expense, to install one (1) generator (the “Generator”) for use in connection with the Premises in a location approved by Landlord in it sole and absolute discretion, subject to the following provisions:

40.1 The Generator must be professionally installed in accordance with (i) Landlord’s rules and regulations and (ii) any and all applicable governmental laws, ordinances, and regulations.

40.2 Tenant, at its sole cost and expense, shall maintain the Generator in good condition and repair.

40.3 Tenant hereby waives any and all claims against Landlord in connection with the Generator.

40.4 Tenant hereby acknowledges that the Generator may need to be installed in the parking area of the Building over one or more of the parking spaces. In such event, such parking spaces shall be included as part of Tenant’s Proportionate Share of the total parking spaces.

40.5 At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant shall, at Tenant’s sole cost and expense, remove the Generator and repair all damage resulting from such removal to return the area on which the Generator was located to the condition that existed prior to the installation of

24

the Generator; provided, however, in the event Tenant desires to leave the Generator at the Building, Landlord may, at Landlord sole election, retain the Generator. In the event Landlord elects to retain the Generator, (i) Tenant shall peaceably deliver up to Landlord possession of the Generator in good condition and repair, excepting ordinary wear and tear and damage by fire or other casualty, (ii) the Generator shall become a part of the realty and shall belong to Landlord without compensation, and (iii) title shall pass to Landlord under this Lease as by a bill of sale. In the event that Landlord elects not to retain the Generator, Tenant shall be required to remove the Generator as provided above.

41. LIMITATION OF LANDLORD’S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord’s interest in the Building, including all rents and proceeds with respect thereto. The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of any of its or its investment manager’s trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents. In no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages. Except as otherwise provided in this Lease, Tenant shall not be liable to Landlord for any lost profits, damage to business, or any form of special, indirect or consequential damages.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

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LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:	RREEF Management Company, a Delaware corporation, its Authorized Agent

By:

	Name:	Kim Boudreau

	Title:	VP, Regional Director

	Dated:	7/5, 2006

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:

Name:	J. Warren Huff

Title:	CEO

Dated:	6/30, 2006

EXHIBIT A – FLOOR PLAN DEPICTING THE PREMISES attached to and made a part of Lease bearing the Lease Reference Date of May 25, 2006 between SDCO GATEWAY COMMERCE I & II, INC., as Landlord and REATA PHARMACEUTICALS, INC., as Tenant
Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.
GATEWAY COMMERCE
2801 GATEWAY DR.,
IRVING, TX 75063
LOCATION MAP
KEY PLAN
SUITE: 150
SF:14,419
DATE: 4/28/05
RREEF
Real Estate Investment Managers

A - 1

EXHIBIT A-1 – SITE PLAN attached to and made a part of Lease bearing the Lease Reference Date of May 25, 2006 between SDCO GATEWAY COMMERCE I & II, INC., as Landlord and REATA PHARMACEUTICALS, INC., as Tenant
Exhibit A-1 is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.
Health Vision Inc. VACANT
VACANT VACANT AUSTIN BRIDGE
GATEWAY COMMERCE I
6330 COMMCERCE DRIVE IRVING, TX 75039
DATE: 03/08/05
ENTOS DESIGN

A1 - 1

Vishay Intertechnology, Inc.
vacant
Expansion space
vacant coldwell vacant
GATEWAY COMMERCE II
2801 GATEWAY DRIVE IRVING, TX 75039
DATE:03/08/05
ENTOS DESIGN

A1 - 2

EXHIBIT B – INITIAL ALTERATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of May 25, 2006 between

SDCO GATEWAY COMMERCE I & II, INC., as Landlord and

REATA PHARMACEUTICALS, INC., as Tenant

Tenant shall take the Premises in its “as-is” condition except for certain Leasehold Improvements (herein so called) to the Premises which shall be completed in accordance with the terms of this Exhibit B.

Tenant agrees to submit to Landlord the plans and specifications for the Leasehold Improvements for Landlord’s approval, including, without limitation, final architectural drawings, at Tenant’s sole cost and expense. The plans and specifications including all changes required by Landlord shall be referred to herein as the “Approved Plans”. Both Landlord and Tenant agree that this Lease shall be executed subject to satisfactory approval of the Approved Plans by Landlord and Tenant within five (5) business days from signature of this Lease Agreement.

Landlord shall complete the Leasehold Improvements by hiring a contractor reasonably approved by Tenant to install or construct the Leasehold Improvements in accordance with the Approved Plans. Landlord agrees to provide Tenant an allowance equal to $10.00 per square foot of the Premises (the “Improvement Allowance”), which allowance is to be used solely for the completion of the Leasehold Improvements by Landlord. Use of the Improvement Allowance is expressly conditioned upon completion of all the Leasehold Improvements in accordance with the Approved Plans. Tenant shall be liable for any additional costs over the Improvement Allowance to complete the Leasehold Improvements in accordance with the Approved Plans. If the cost of the Leasehold Improvements is less than the Improvement Allowance, then Tenant may use such excess, but no more than $2.00 per square foot of the Premises, for (i) any architectural drawings and plans pertaining to the Premises, wiring, cabling and signage in or about the Premises necessary for the operation of Tenant’s business within the Premises and (ii) any direct moving costs of Tenant’s furniture and fixtures into the Premises (“Premises Costs”). Any remaining portion of the Improvement Allowance shall be the property of Landlord. Landlord shall reimburse Tenant for the Premises Costs up to the amount set forth above within thirty (30) days after Tenant’s submission to Landlord of invoices reasonably satisfactory to Landlord aggregating the amount of the request and paid by Tenant in connection with the Premises Costs together with any appropriate lien waivers.

The documents prepared by Page Southerland dated                      reference two phases of construction. The Phase I will be the construction of Leasehold Improvements by Landlord, while the Phase II will be, in part, the construction of the laboratory by Tenant The parties hereby agree that Landlord will charge Tenant a construction management the not to exceed four percent (4%) of the costs of the Leasehold Improvements in connection with the first phase of construction; however, Landlord will only charge Tenant a construction management the of one percent (1%) of the costs of the construction of the laboratory on the Premises by Tenant pursuant to the second phase of construction.

Landlord represents and warrants that, as of the Commencement Date, the HVAC in the Premises is in good working order and repair. Further, Landlord shall warrant the HVAC in the Premises for the period of one (1) year after the Commencement Date. If any defects exist or arise in the HVAC in the Premises within one (1) year after the Commencement Date, Landlord shall replace or repair same at Landlord’s sole cost and election, unless such defect is caused by the act or neglect of Tenant.

B - 1

EXHIBIT C – COMMENCEMENT DATE MEMORANDUM

attached to and made a part of Lease beating the

Lease Reference Date of May 25, 2006 between

SDCO GATEWAY COMMERCE I & II, INC., as Landlord and

REATA PHARMACEUTICALS, INC., as Tenant

COMMENCEMENT DATE MEMORANDUM

THIS MEMORANDUM, made as of             , 20    , by and between                      (“Landlord”) and                      (“Tenant”).

Recitals:

A.	Landlord and Tenant are parties to that certain Lease, dated for reference , 20 (the “Lease”) for certain premises (the “Premises”) consisting of approximately square feet at the building commonly known as .

B.	Tenant is in possession of the Premises and the Term of the Lease has commenced.

C.	Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

NOW, THEREFORE, Landlord and Tenant agree as follows:

1. The actual Commencement Date is                    .

2. The actual Termination Date is                    .

3. The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

[insert rent schedule]

1. 4. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:		TENANT:

By:

By:	DO NOT SIGN	By:	DO NOT SIGN

Name:		Name:

Title:		Title:

Dated:		Dated:

C - 1

EXHIBIT D – RULES AND REGULATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of May 25, 2006 between

SDCO GATEWAY COMMERCE I & II, INC., as Landlord and

REATA PHARMACEUTICALS, INC., as Tenant

In the event of a conflict between these rules and regulations and the provisions of the Lease, the latter shall control.

1. No sign, placard, picture, advertisement, name or notice (collectively referred to as “Signs”) shall be installed or displayed on any part of the outside of the Building without the prior written consent of the Landlord which consent shall be in Landlord’s sole discretion. All approved Signs shall be printed, painted, affixed or inscribed at Tenant’s expense by a person or vendor approved by Landlord and shall be removed by Tenant at Tenant’s expense upon vacating the Premises. Landlord shall have the right to remove any Sign installed or displayed in violation of this rule at Tenant’s expense and without notice. Landlord hereby grants Tenant the right, at Tenant’s sole cost and expense, to install (a) one (1) exterior sign on the Building fascia directly above the main entry to the Premises containing Tenant’s name, in color, lettering, size and design approved by Landlord and (b) one (1) exterior sign on the Building fascia visible from the Gateway Drive at the location shown on the Site Plan set forth on Exhibit A-1 attached to the Lease. The specific location for such sign shall be designated by Landlord in Landlord’s commercially reasonable discretion. All signs must be professionally prepared in accordance with any and all applicable governmental laws, ordinances, and regulations. Landlord’s approval of any sign shall not be construed as a representation or warranty of the compliance of such sign with applicable governmental laws and regulations.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises or Building, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not alter any lock or other access device or install a new or additional lock or access device or bolt on any door of its Premises without the prior written consent of Landlord. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys or other means of access to all doors.

4. If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant No boring or cutting for wires will be allowed without the prior written consent of Landlord. Landlord shall direct electricians as to where and how telephone, data, and electrical wires are to be introduced or installed. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

5. Tenant shall not place a load upon any floor of its Premises, including mezzanine area, if any, which exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

6. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord’s prior written consent which consent shall be in Landlord’s sole discretion; provided, however, that Landlord shall allow reasonable roof penetrations, at Tenant’s sole cost and expense, as required over the laboratory area of the Premises so long as such work is performed by Landlord’s contractor.

7. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster or drywall (except for pictures and general office uses) or in any way deface the Premises or any part thereof. Tenant shall not affix any floor covering to the floor of the Premises or paint or seal any floors in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

8. No cooking shall be done or permitted on the Premises, except that Underwriters’ Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

9. Tenant shall not use any hand trucks except those equipped with the rubber tires and side guards, and may use such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building. Forklifts which operate on asphalt areas shall only use tires that do not damage the asphalt.

10. Tenant shall not use the name of the Building or any photograph or other likeness of the Building in connection with or in promoting or advertising Tenant’s business without Landlord’s prior written approval except that Tenant may include the Building name in Tenant’s address. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

11. All trash and refuse shall be contained in suitable receptacles at locations approved by Landlord. Tenant shall not place in the trash receptacles any personal trash or material that cannot be disposed of in the ordinary and customary manner of removing such trash without violation of any law or ordinance governing such disposal.

12. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governing authority.

13. Tenant assumes all responsibility for securing and protecting its Premises and its contents including keeping doors locked and other means of entry to the Premises closed.

14. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without Landlord’s prior written consent.

15. No person shall go on the roof without Landlord’s permission.

16. Tenant shall not permit any animals, other than seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the property; provided, however, Tenant may have laboratory animals on the Premises. Laboratory animals shall be kept in an approved vivarium and Tenant shall adhere to all applicable laws, regulations, and reporting requirements for the maintenance of laboratory animals. Tenant shall notify Landlord thirty (30) days prior to commencement of laboratory animal storage and use.

17. Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or parking lot.

18. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord may waive any one or more of these Rules and Regulations for the benefit of any tenant or tenants, and any such waiver by Landlord shall not be construed as a waiver of such Rules and Regulations for any or all tenants.

19. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

20. Any toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

21. Tenant shall not permit smoking or carrying of lighted cigarettes or cigars in areas reasonably designated by Landlord or any applicable governmental agencies as non-smoking areas.

22. Any directory of the Building or project of which the Building is a part (“Project Area”), if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names.

23. Canvassing, soliciting, distribution of handbills or any other written material in the Building or Project Area is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any goods or merchandise in the Building or Project Area without the written consent of Landlord.

24. Any equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration.

25. Driveways, sidewalks, halls, passages, exits, entrances and stairways (“Access Areas”) shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. Access areas are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants.

26. Landlord reserves the right to designate the use of parking areas and spaces. Tenant shall not park in visitor, reserved, or unauthorized parking areas. Tenant and Tenant’s guests shall park between designated parking lines only and shall not park motor vehicles in those areas designated by Landlord for loading and unloading. Vehicles in violation of the above shall be subject to being towed at the vehicle owner’s expense. Vehicles parked overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to being towed at vehicle owner’s expense. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

27. No trucks, tractors or similar vehicles can be parked anywhere other than in Tenant’s own truck dock area. Tractor-trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the parking areas or on streets adjacent thereto.

28. During periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow and loading and unloading areas of other tenants. All products, materials or goods must be stored within the Tenant’s Premises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas. Tenant agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels and any other debris produced from their operation.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT E – ADDITIONAL SURRENDER CONDITIONS

attached to and made a part of Lease bearing the

Lease Reference Date of May 25, 2006 between

SDCO GATEWAY COMMERCE I & II, INC., as Landlord and

REATA PHARMACEUTICALS, INC., as Tenant

Prior to vacating the Premises, it must be left in good, clean condition with all systems in good working order. The items that will be inspected by Landlord are listed below, but are not limited to the following:

1. Service and repair all heating and air conditioning equipment, exhaust fans and hot water heater, reasonable wear and tear excepted. Provide Landlord’s office with a copy of the inspection and service report provided by the mechanical contractor.

2. All lights in the office and warehouse must be working. Relamp and/or reballast the fixtures as necessary.

3. Overhead doors must be serviced and repaired.

4. All exterior metal doors, including hardware should be serviced or replaced as necessary.

5. Repair all damaged sheetrock in the office area and in the warehouse along the demising walls.

6. Office and warehouse floors should be left in good, clean condition.

7. Any exterior signage must be removed; repair and repaint the fascia as necessary.

8. All data cabling installed by Tenant must be removed and any damage caused by such removal shall be repaired as necessary.

If the Tenant elects not to do any of the above, please note that the Landlord will have the necessary repairs made and deduct the expenses from the Security Deposit.

E - 1

EXHIBIT F – RENEWAL OPTION

attached to and made a part of Lease bearing the

Lease Reference Date of May 25, 2006 between

SDCO GATEWAY COMMERCE I & II, INC., as Landlord and

REATA PHARMACEUTICALS, INC., as Tenant

Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of the Lease at the time of notification or commencement beyond all applicable notice and cure periods, have one (1) option to renew this Lease for a term of five (5) years, for the portion of the Premises being leased by Tenant as of the date the renewal term is to commence, on the same terms and conditions set forth in the Lease, except as modified by the terms, covenants and conditions as set forth below:

a.	If Tenant elects to exercise said option, then Tenant shall provide Landlord with written notice no earlier than the date which is twelve (12) months prior to the expiration of the then current term of the Lease but no later than the date which is nine (9) months prior to the expiration of the then current term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of the Lease.

b.	The Annual Rent and Monthly Installment of Rent in effect at the expiration of the then current term of the Lease shall be adjusted to reflect the current fair market rental for new leases in comparable space in the Building and in other similar buildings in the same rental market as of the date the renewal term is to commence, taking into account the specific provisions of the Lease which will remain constant. Landlord shall advise Tenant of the new Annual Rent and Monthly Installment of Rent for the Premises no later than forty-five (45) days after receipt of Tenant’s written request therefor. Said request shall be made no earlier than thirty (30) days prior to the first date on which Tenant may exercise its option under this Paragraph. If Tenant and Landlord are unable to agree on a mutually acceptable rental rate not later than sixty (60) days prior to the expiration of the then current term, then Landlord and Tenant shall each appoint a qualified MAI appraiser or real estate broker doing business in the area, in turn those two independent MAI appraisers shall appoint a third MAI appraiser or real estate broker and the majority shall decide upon the fair market rental for the Premises as of the expiration of the then current term. Landlord and Tenant shall equally share in the expense of this appraisal except that in the event the Annual Rent and Monthly Installment is found to be within ten percent (10%) of the original rate quoted by Landlord, then Tenant shall bear the full cost of all the appraisal process.

c.	This option is not transferable; the parties hereto acknowledge and agree that they intend that the aforesaid option to renew this Lease shall be “personal” to Tenant as set forth above and that in no event will any assignee or sublessee have any rights to exercise the aforesaid option to renew.

d.	Once the renewal option provided for above is exercised, Tenant shall have no further right to extend the term of the Lease.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

F - 1

EXHIBIT G – APPROVAL OF ALTERATIONS, ADDITIONS AND IMPROVEMENTS

attached to and made a part of Lease bearing the

Lease Reference Date of May 25, 2006 between

SDCO GATEWAY COMMERCE I & II, INC., as Landlord and

REATA PHARMACEUTICALS, INC., AS TENANT

[DATE]

RREEF Management Company

1406 Halsey Way, Suite 110

Carrollton, Texas 75007

Attn:

RREEF Management Company

1431 Greenway Drive, Suite 410

Irving, Texas 75038

Attn:

Re:	Proposed Alterations

Gentlemen:

We hereby request SDCO GATEWAY COMMERCE I & II, INC.’s consent to the proposed alterations shown on the plans and specifications (the “Alterations”) enclosed with this letter. By your execution in the space provided below, you consent to the Alterations and waive your rights under Section 26.2 of that certain Lease dated May 25, 2006 (the “Lease”), to elect to have Tenant remove the Alterations at the end of the term of the Lease. FAILURE TO RESPOND WITHIN TEN (10) BUSINESS DAYS SHALL RESULT IN DEEMED CONSENT AND WAIVER OF YOUR RIGHTS TO ELECT TO HAVE TENANT REMOVE THE ALTERATIONS AT THE END OF THE TERM OF THE LEASE. Thank you for your consideration.

Very truly yours,

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Title:
Date:

G - 1

AGREED AND ACCEPTED TO This day of :

LANDLORD:
SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:	RREEF Management Company, a Delaware corporation, its Authorized Agent

By:

Name:

Title:

Dated: , 200

G - 2

EXHIBIT H – RIGHT OF FIRST OFFER

attached to and made a part of Lease bearing the

Lease Reference Date of May 25, 2006 between

SDCO GATEWAY COMMERCE I & II, INC., as Landlord and

REATA PHARMACEUTICALS, INC., as Tenant

Provided Tenant is not then in default under the terms, covenants and conditions of the Lease and subject to the rights of any existing tenants of the Building as of the date of the Lease, Tenant shall have the right (“Expansion Right”) to lease all space in the Building at such time as such space (the “Expansion Premises”) is vacated by the prior tenant as indicated in Landlord’s notice. In such event, Landlord shall give written notice to Tenant of the availability of the certain space in the Building and the terms and conditions on which Landlord intends to offer it to the public and Tenant shall have a period of twenty (20) days in which to exercise Tenant’s right to lease the entire Expansion Premises pursuant to the terms and conditions contained in Landlord’s notice, failing which Landlord may lease the Expansion Premises to any third party on whatever basis Landlord desires, and Tenant shall have no further rights with respect to the Expansion Premises or any other space in the Building. If Tenant exercises the Expansion Right, effective as of the date Landlord delivers the Expansion Premises, the entire Expansion Premises shall automatically be included within the Premises and subject to all the terms and conditions of the Lease, except as set forth in Landlord’s notice and as follows:

a.	Tenant’s Proportionate Share shall be recalculated, using the total square footage of the Premises, as increased by the Expansion Premises.

b.	The Expansion Premises shall be leased on an “as is” basis and Landlord shall have no obligation to improve the Expansion Premises or grant Tenant any improvement allowance thereon.

c.	If requested by Landlord, Tenant shall, prior to the beginning of the term for the Expansion Premises, execute a written memorandum confirming the inclusion of the Expansion Premises and the Annual Rent for the Expansion Premises.

d.	The term of the lease of the Expansion Premises shall be coterminous with the Term of this Lease.

So long as Tenant exercises the above Expansion Right to lease the entire Expansion Premises then offered by Landlord pursuant to the terms and conditions of this Exhibit H, Tenant shall continue to have additional Expansion Rights with respect to any additional Expansion Premises provided that the terms and conditions provided in this Exhibit H are met with respect to each Expansion Right exercised by Tenant hereunder.

H - 1

EXHIBIT I – MATERIAL SAFETY DATA SHEETS

attached to and made a part of Lease bearing the

Lease Reference Date of May 25, 2006 between

SDCO GATEWAY COMMERCE I & II, INC., as Landlord and

REATA PHARMACEUTICALS, INC., as Tenant

Tissue Culture Query	6/5/2006

Storage Location	Notes
-20o freezer B	Split into 5.5mL aliquots
-20o freezer B
TC 4o fridge
TC 4o fridge	requires L-Glu supplement
-20o freezer B
TC 4o fridge
TC 40 fridge
TC 4o fridge
-20o freezer B
-20o freezer B	Split into 5.5mL aliquots
TC 4o fridge
TC 4o fridge
TC 4o fridge	requires L-Glu, NaPyr supplements
TC 4o fridge
-20o freezer B

Tissue Culture Query	6/5/2006

ID	Item	Date Rcv’d	Vendor	Unit	# In Stock
16	Antibiotic/antimycotic	4/15/2006	Invitrogen	100ml	1
4	Bovine Calf Serum (BCS)			500 mL
6	DMEM media		Invitrogen	500 mL
13	DMEM, phenol-red free	5/9/2006	Invitrogen	500mL	5
3	Fetal Bovine Serum (FBS)			500 mL
8	McCoy’s 5A media	3/9/2006	Invitrogen	500 mL	10
7	McCoy’s 5A media		Invitrogen	500 mL	3
10	McCoy’s 5A media, phenol-red free	5/9/2006		500mL	5
2	Penacillin/Streptomycin (Liquid)	1/1/2006	Invitrogen	100 mL	8
15	Penacillin/Streptomycin/Glu		Invitrogen	100mL	1
1	RPMI 1640 media + L-Glu	12/2/2005	Invitrogen	500 mL	8
9	RPMI 1640 media + L-Glu	3/9/2006	Invitrogen	500 mL	10
12	RPMI 1640, phenol-red free	5/9/2006	Invitrogen	500mL	5
14	Sodium Pyruvate	5/9/2006	Invitrogen	100mL	1
11	Tet-approved FBS	5/9/2006	BD Biosciences	50mL	5
5	Trypsin

LEASE AMENDMENT NO. 1

THIS LEASE AMENDMENT NO. 1 (this “Amendment”) is made and entered into as of March 2, 2010 (the “Effective Date”) by and between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals:

WHEREAS, by Lease dated with a Lease Reference Date as of May 25, 2006 between Landlord and Tenant (which, together with that certain Commencement Date Memorandum executed by Landlord and Tenant and dated September 18, 2006 are herein called the “Lease”), the leased space (as more particularly described in and defined in the Lease as the “Premises”) comprising Suite 150 (herein so called) containing approximately 14,419 square feet on first (1st) floor of the building at Gateway Commerce I and II, at 2801 Gateway Drive, Irving, Texas 75063 (as more particularly described in and defined in the Lease as the “Building”), was leased to Tenant upon the terms and subject to the conditions contained in the Lease; and

WHEREAS, Landlord and Tenant have agreed to modify the Lease upon the terms and conditions set forth below.

Agreement:

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby acknowledge and agree to the following:

1. Recitals; Definitions. The above Recitals are true and correct and are incorporated herein by reference. Capitalized but otherwise undefined terms herein shall have the meanings set forth for such terms in the Lease.

2. Extension of Term. The Term of the Lease is extended from its current expiration date of September 30, 2010 and shall expire at midnight (C.S.T.) on October 31, 2013, unless sooner terminated as provided in the Lease. All references in the Lease to the “Term” shall include the Term as extended by this Amendment. Tenant shall have no further right to extend the Term except as set forth in Paragraph 10 below.

3. Lease of Suite 160.

(a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord on the terms and conditions of the Lease as modified hereby, certain additional office space measuring approximately 6,681 square feet as shown hatched for identification purposes only on the plan attached as Exhibit A to this Amendment, located on the first (1st) floor of the Building and herein called “Suite 160”.

(b) The Term of the Lease for Suite 160 (the “Suite 160 Term”) shall begin on August 1, 2010 (the “Suite 160 Commencement Date”) and shall end on the date that is coterminous with the expiration of the Lease term for the Premises, namely, October 31, 2013. Tenant intends to perform certain Work as defined in the attached Exhibit B. If Substantial Completion of the Work occurs prior to the Suite 160 Commencement Date, then provided that Tenant has given to Landlord a copy of Tenant’s certificate of occupancy for Suite 160, Tenant shall be allowed to commence operation of its business from Suite 160 and such early entry, use and occupancy shall be subject to all the provisions of the Lease including the insurance requirements in Article 11 of the Lease, but excluding liability to pay rent other than payment by Tenant of the cost of utilities including electric costs associated with Suite 160. Said early possession shall not advance the scheduled Lease Term expiration date of October 31, 2013.

(c) Effective as of the Suite 160 Commencement Date, all references to the “Premises” in the Lease shall mean Suite 150 and Suite 160 (measuring approximately 21,100 square feet in total), and Tenant’s Proportionate Share shall be 16.86% (namely, 11.52% for Suite 150 and 5.34% for Suite 160 calculated by reference to the Building measurement of 125,165 square feet).

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4. “As-Is” Delivery. Subject to compliance by Landlord with its repair and maintenance obligations in the Lease and in the work letter attached at Exhibit B to this Amendment, Tenant accepts the Premises for the extended Term in its “AS-IS” condition. Tenant acknowledges that (a) no representations, express or implied, regarding the condition of the Premises or the Building have been made by Landlord to Tenant; all implied warranties with respect to the Premises, including but not limited to those of merchantability and fitness for a particular purpose, are expressly negated and waived, and (b) Landlord shall not be required to perform any demolition work or tenant finish work in the Premises or to provide any allowances therefor, except as expressly set forth in the work letter attached at Exhibit B to this Amendment. Tenant shall be responsible for performance of any Tenant required improvement work to the Premises on the terms of the attached Exhibit B.

5. Rent.

(a) Suite 150. Rent for Suite 150 shall remain payable as set forth in the Lease through July 31, 2010. Thereafter, notwithstanding anything to the contrary contained in the Lease, the Annual Rent and Monthly Installment of Rent for Suite 150 during the remainder of the Term, as extended by this Amendment, shall as follows:

SUITE 150

Period		Rentable Square Footage	Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
8/1/10	10/31/10	14,419	$0.00	$0.00	$0.00 +E
11/1/10	4/30/12	14,419	$14.50	$209,075.50	$17,422.96 +E
5/1/12	10/31/13	14,419	$15.00	$216,285.00	$18,023.75+E

+E = plus electric costs

All other charges due under the Lease with respect to Suite 150, including Tenant’s Proportionate Share of the excess Expenses and Taxes over the applicable Base Year (subject to Paragraph 6 below), shall remain payable as set forth in the Lease during the remainder of the Term as extended by this Amendment.

(b) Suite 160. The Annual Rent and Monthly Installment of Rent due for Suite 160 during the Suite 160 Term shall be paid in the manner set forth in the Lease and shall be in the following amounts:

SUITE 160

Period		Rentable Square Footage	Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
8/1/10	10/31/10	6,681	$0.00	$0.00	$0.00 +E
11/1/10	4/30/12	6,681	$14.50	$96,874.50	$8,072.88 +E
5/1/12	10/31/13	6,681	$15.00	$100,215.00	$8,351.25 +E

+E = plus electric costs

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Commencing as of the Suite 160 Commencement Date and continuing through the Suite 160 Term, the Annual Rent and Monthly Installment of Rent shall be adjusted pursuant to Article 4 of the Lease and Tenant shall pay Tenant’s Proportionate Share of the excess Expenses and Taxes over Base Year (Expenses) and Base Year (Taxes) respectively, subject to Section 4.2 of the Lease, and to Paragraph 6 below. Such sums shall be payable at the same times and in the same manner as the same are payable under the Lease for Suite 150.

6. Base Year. Effective as of August 1, 2010 and continuing for the remainder of the Term as extended by this Amendment, (i) Base Year (Expenses) shall be Expenses for January 1, 2010 to December 31, 2010 and (ii) Base Year (Taxes) shall be Taxes for January 1, 2010 to December 31, 2010.

7. Parking. Tenant shall continue to have the right to use the unreserved parking spaces allocated to it under the Lease until the Suite 160 Commencement Date. Thereafter, effective as of the Suite 160 Commencement Date, and continuing for the remainder of the Term as extended by this Amendment, Tenant shall be entitled to use, without charge, a total of ninety-nine (99) unreserved parking spaces in the surface parking area associated with the Building on the terms of the Lease.

8. Janitorial Services. Notwithstanding anything to the contrary contained in the Lease, Tenant shall be responsible, at Tenant’s sole cost and expense for all janitorial and/or other cleaning services necessary or appropriate for the Premises. Prior to contracting for such services, Tenant shall submit to Landlord for Landlord’s approval the name of such contractor and such other information as Landlord shall reasonably request such as proof of satisfactory insurance naming Landlord as an additional insured. If Landlord in its sole discretion elects to provide janitorial services for the tenants in the Building, then, Landlord reserves the right to perform on behalf of Tenant, such services, and in such event, Tenant agrees to pay Landlord, as additional rent, Tenant’s Proportionate Share of the cost of such services as part of the Expenses for the Building. Entry to the Premises and use of elevators by Tenant’s janitorial contractor shall be coordinated with Landlord’s property manager and shall otherwise be in compliance with Landlord’s reasonable rules and regulations for the Building as confirmed by Landlord from time to time.

9. Right of First Refusal. Exhibit H attached to the Lease is deleted and is replaced with Exhibit C attached to this Amendment.

10. Renewal Option. Exhibit F attached to the Lease is deleted and Tenant shall not be entitled to extend the Term of the Lease except as expressly set forth in this Paragraph 10. Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of the Lease at the time of notification or commencement beyond all applicable notice and cure periods, have one (1) option to renew the Lease for a term of five (5) years commencing as of November 1, 2013, for all or a portion (but not less than fifty percent (50%) of the Premises as leased by this Amendment, namely, not less than 10,550 square feet) as of the date the renewal term is to commence, on the same terms and conditions set forth in the Lease, except as modified by the terms, covenants and conditions as set forth below:

(a) If Tenant elects to exercise said option, then Tenant shall provide Landlord with written notice no earlier than November 1, 2012 and no later than April 1, 2013. If Tenant fails to provide such written notice, Tenant shall have no further or additional right to extend or renew the term of the Lease. Time shall be of the essence.

(b) The Annual Rent and Monthly Installment of Rent in effect at the expiration of the then Term of the Lease shall be adjusted to reflect the current fair market rental for new leases

3

in comparable space in the Building and in other similar buildings in the same rental market as of the date the renewal term is to commence, taking into account the specific provisions of the Lease which will remain constant except as amended by this Paragraph 10. Landlord shall advise Tenant of the new Annual Rent and Monthly Installment of Rent for the Premises no later than forty-five (45) days after receipt of Tenant’s written request therefor. Said request shall be made no earlier than thirty (30) days prior to the first date on which Tenant may exercise its option under this Paragraph 10. If Tenant and Landlord are unable to agree on a mutually acceptable rental rate not later than sixty (60) days prior to the expiration of the then current term, then Landlord and Tenant shall each appoint a qualified MA1 appraiser or real estate broker with at least ten (10) years experience doing business in the area, in turn those two independent MA1 appraisers shall appoint a third MA1 appraiser or real estate broker and the majority shall decide upon the fair market rental for the Premises as of the expiration of the then current Term. Landlord and Tenant shall equally share in the expense of this appraisal except that in the event the Annual Rent and Monthly Installment is found to be within ten percent (10%) of the original rate quoted by Landlord, then Tenant shall bear the full cost of all the appraisal process.

(c) This option is not transferable; the parties hereto acknowledge and agree that they intend that the aforesaid option to renew the Lease shall be “personal” to Reata Pharmaceuticals, Inc. and that in no event will any assignee or sublessee have any rights to exercise the aforesaid option to renew.

(d) Once the renewal option provided for above is exercised, Tenant shall have no further right to extend the term of the Lease, unless agreed to in writing by Landlord in its sole discretion.

11. Landlord Remedies in the Event of a Default. Section 19.3 in the Lease is amended so that the Concession Amount as therein defined shall include the aggregate of all amounts forgone or expended by Landlord under Exhibit B hereof for the Work, for free rent given to Tenant and for brokers’ commissions payable by reason of this Amendment and any future Amendment executed by the parties upon an expansion of the Premises.

12. Early Termination Option.

(a) Subject to the terms and provisions set forth in this Paragraph 12, Tenant shall have a one-time option to terminate the Lease as to all, and not part of, the Premises (the “Termination Option”), as of April 30, 2012 (the “Early Termination Date”) conditioned upon Tenant’s delivery to Landlord of at least three (3) months prior written notice (time being of the essence) of Tenant’s unconditional and irrevocable election to terminate the Lease (the “Termination Notice”). Delivery of a Termination Notice shall not relieve Tenant of any obligations under the Lease that accrue prior to the Early Termination Date. Any delivery by Tenant of a Termination Notice shall be ineffective if at the time of delivery an Event of Default exists. Further, at Landlord’s option, the Lease will not terminate on the Early Termination Date if, on such date, an Event of Default exists.

(b) Termination of the Lease pursuant to the exercise of the Termination Option shall be further conditioned upon the payment by Tenant to Landlord, in immediately available funds, of a fee (the “Termination Fee”) in an amount equal to the sum of: (i) the unamortized costs, calculated as of the Early Termination Date, of all Leasing Costs (using straight-line depreciation and an amortization rate of ten percent (10%)); plus (ii) the Monthly Installment of Rent and Tenant’s Proportionate Share of the excess Expenses and Taxes for the Premises over the applicable Base Year for calendar months May, June and July 2012. One half (1/2) of the

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Termination Fee shall be paid simultaneously with Tenant’s delivery of the Termination Notice. The remainder of the Termination Fee shall be paid within ninety (90) days of the Termination Notice. “Leasing Costs” shall mean Landlord’s costs in connection with this Amendment including the cost of the rent free period, commissions, and tenant improvement allowances; for the sake of clarity, “Leasing Costs” do not include any of the foregoing costs incurred with respect to the original Lease. The amount of the Termination Fee shall be confirmed by Landlord within thirty (30) days of receipt of written request therefor, which request shall be given by Tenant no earlier than December 1, 2011, and Landlord’s confirmation of Tenant’s Proportionate Share of the excess Expenses and Taxes for the Premises over the applicable Base Years shall be provided by reference to Landlord’s then budgeted Expenses and Taxes for calendar year 2012. If the Premises are expanded, whether pursuant to the right of first refusal option, or Tenant’s must-take obligations as detailed in the attached Exhibit B, or otherwise, then such Termination Fee shall include Leasing Costs in connection with such expansion, plus the Monthly Installment of Rent and Tenant’s Proportionate Share of excess Expenses and Taxes over the applicable Base Year for calendar months May, June and July 2012 for the Premises as so expanded. If the Termination Fee is not timely received by Landlord as hereinbefore stated, time being of the essence, then, Tenant’s Termination Notice shall be null and void and the Lease shall continue in full force and effect.

(c) Subject to the forgoing, if Tenant properly exercises the Termination Option and delivers a Termination Notice and has satisfied all conditions with respect to the termination of the Lease (including, without limitation, the timely payment of the Termination Fee), the Lease shall terminate on the Early Termination Date as if such date was the original date set for the expiration of the Term. Termination of the Lease shall not relieve Tenant of any obligations that by their terms will survive expiration of the Term. Tenant shall vacate and surrender the Premises to Landlord on the Early Termination Date in the manner and as required in the Lease upon expiration of the Lease. Tenant’s failure to vacate all of the Premises on the Early Termination Date shall result in Tenant being a holdover Tenant and an immediate Event of Default under the Lease, and Landlord shall have all rights and remedies under the Lease, at law and at equity with respect thereto.

(d) The Termination Option and Tenant’s rights under this Paragraph 12 are personal to Reata Pharmaceuticals, Inc., and cannot be exercised by any assignee or sublessee. If Tenant does not timely and properly exercise the Termination Option (including timely payment of the Termination Fee), the Termination Option shall terminate and be of no further force or effect. In addition, any termination of the Lease or Tenant’s right to possession shall automatically terminate the Termination Option.

13. Notices. Landlord’s address in the Lease Reference Pages is deleted and is replaced with the following:

Landlord’s Address:	SDCO Gateway Commerce I & II, Inc.
c/o RREEF Management Company
200 Crescent Court, Suite 560
Dallas, Texas 75201
Attention: Asset Manager - Gateway Commerce (Irving, TX)

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With a copy to: b

Transwestern Commercial Services
5001 Spring Valley Road, Suite 600W
Dallas, Texas 75244
Attention: Property Manager – Gateway Commerce (RREEF/Irving, TX)

14. Brokerage. Tenant hereby warrants to Landlord that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment, other than Fults Commercial, LLC (representing Landlord) and Dominus Commercial, Inc. (representing Tenant). TENANT SHALL INDEMNIFY LANDLORD AGAINST ALL COSTS, EXPENSES, ATTORNEYS’ FEES, AND OTHER LIABILITY FOR COMMISSIONS OR OTHER COMPENSATION CLAIMED BY ANY OTHER BROKER OR AGENT CLAIMING THE SAME BY, THROUGH, OR UNDER TENANT IN RESPECT OF THIS AMENDMENT.

15. Tenant’s Authority. Tenant represents and warrants that Tenant has been and is qualified to do business in the State of Texas and that the entity has full right and authority to enter into this Amendment. Each of the persons executing this Amendment on behalf of Tenant warrants that such person has been duly authorized to sign on behalf of Tenant by appropriate actions.

16. Severability. If any term or provision of this Amendment, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Amendment, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Amendment shall be valid and shall be enforceable to the extent permitted by law.

17. Interpretation. Landlord and Tenant agree that each party and its legal counsel has reviewed or had the opportunity to review this Amendment and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in any construction or interpretation of this Amendment.

18. Survival. All indemnities provided by Tenant and all obligations of Tenant under the Lease as amended from time to time, not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.

19. Ratification. Landlord and Tenant hereby ratify and affirm the Lease, and agree that the Lease is and shall remain in full force and effect, except as expressly amended hereby.

20. Successors and Assigns. The covenants, conditions, provisions and agreements contained in this Amendment shall bind Tenant, its successors and assigns and inure to the benefit of Landlord and its successors and assigns.

21. Contingency. Tenant expressly acknowledges and agrees that notwithstanding anything to the contrary contained herein, this Amendment is strictly contingent upon (i) execution by Landlord and NRT Texas, Inc. (“Coldwell Banker”) of an agreement to terminate Coldwell Banker’s leasehold interest in Suite 160 (the “Termination Agreement”) in form and content acceptable to Landlord in its sole and absolute discretion, and (ii) receipt by Landlord of vacant possession of Suite 160 from Coldwell Banker ((i) and (ii) herein being together called, the “Contingency”). If Landlord satisfies the Contingency within sixty (60) days from and including the Effective Date, then Landlord shall provide written notice to such effect to Tenant (the “Contingency Satisfaction Notice”), and shall deliver vacant possession of Suite 160 to Tenant. If Landlord fails to satisfy the Contingency within such sixty (60)

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period, then Landlord shall provide written notice to Tenant to such effect (the “Contingency Failure Notice”), whereupon this Amendment shall become null and void in its entirety, and the Lease shall continue as if this Amendment had never been entered into between the parties. In no event shall Landlord have any liability express or implied for failure to satisfy the Contingency.

22. Counterparts. This Amendment may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. Landlord shall not be bound by this Amendment until it has received a copy of this Amendment duly executed by Tenant and has delivered to Tenant a copy of this Amendment duly executed by Landlord

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment is hereby executed by Landlord and Tenant to be effective as of the Effective Date.

LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:	RREEF AMERICA L.L.C.,
a Delaware limited liability company, its Investment Advisor

By:

Kim Boudreau, Director

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:

Name:	Jason D. Wilson
Title:	V.P. Finance

Signature Page

EXHIBIT A

attached to and made a part of Lease Amendment No. 1

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING SUITE 160

This Exhibit A is intended only to show the general layout of Suite 160 as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

EXHIBIT “A1”

Reata Pharmaceuticals- Expansion

01-22-10

A-1

EXHIBIT B

attached to and made a part of Lease Amendment No. 1

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc., as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

TENANT IMPROVEMENT WORK

(Tenant does the Work)

1. Plans and Specifications.

(a) Consultants. Tenant shall employ such consultants as shall first be approved by Landlord (the “Consultants”) for the preparation of plans, drawings and specifications pertaining to the improvement work which Tenant intends to perform in the Premises (the “Work”).

(b) Drawings. Tenant shall within thirty (30) days of receipt of Landlord’s Contingency Satisfaction Notice provide to Landlord for its approval working drawings, prepared by the Consultants for the construction of the improvements comprising the Work in accordance with all applicable laws. Landlord shall notify Tenant whether it approves of the submitted working drawings within five (5) business days after Tenant’s submission thereof. If Landlord disapproves in writing of such working drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five (5) business days after such notice, revise such working drawings in accordance with Landlord’s reasonable objections and submit the revised working drawings to Landlord for its review and approval. This process shall be repeated until the working drawings have been finally approved by Tenant and Landlord. Both parties shall act reasonably and in good faith in connection with such approval process. As used herein, “Drawings” shall mean the final working drawings reasonably approved by Landlord, as amended from time to time by any approved changes thereto. No Work may commence pending approval by Landlord of the Drawings and receipt by Tenant of any permit required therefor under applicable law. Any approval of the Drawings by Landlord shall not constitute a representation or warranty of Landlord that the Drawings are adequate for any use, purpose, or conditions, or that the Drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Work. Upon Substantial Completion (as defined below) of the Work, Tenant shall deliver to Landlord a CAD set of as-built Drawings for the Work.

(c) Changes. After approval of the Drawings, Tenant may from time to time make changes to the Drawings by delivering written notice to Landlord, specifying in detail the requested change and within five (5) business days of receipt of such request, Landlord shall advise Tenant if it approves such change. If Tenant requests any changes to any submitted Drawings and, if Landlord approves such requested changes, then any additional costs necessitated thereby shall be included in the Total Construction Costs (defined below).

2. Construction of the Work. Subject as herein stated, prior to August 1, 2010, but following Landlord’s final approval of the Drawings, Tenant shall diligently commence construction of the Work in accordance with the Drawings in a good and workmanlike manner using Building standard materials unless otherwise specified in the Drawings and in compliance with applicable law, ordinance, code, and regulation in all material respect, and shall obtain all permits, licenses, and all other governmental improvements requisite for the construction thereof. Scott & Reid General Contractors are approved as Tenant’s General Contractor (herein so called). All sub-contractors shall be subject to

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Landlord’s approval, which approval shall not be unreasonably withheld or delayed. Landlord’s response regarding approval of subcontractors shall be provided within seventy-two (72) hours of request therefor. The General Contractor and all subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance must be received by Landlord before the Work is commenced. The Work shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord’s other contractors, the operation of the Building, and the occupancy thereof by other tenants. The General Contractor and all subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.). Landlord assumes no liability for special, consequential, or incidental damages of any kind whatsoever in connection with the design or construction of the Work, and the obtaining of permits, licenses and approvals, and makes no representations, warranties, or guaranties regarding the same, expressed or implied, including, without limitation, warranties of merchantability, compliance with applicable laws, fitness for a particular purpose, or habitability.

3. Substantial Completion. “Substantial Completion” shall occur when the Work is substantially completed in accordance with the Drawings to Landlord’s reasonable satisfaction.

4. Construction Costs. Tenant shall bear the entire cost of performing the Work (including, without limitation, design of the Work, costs of preparation of the Drawings, costs of construction labor and materials, related taxes and insurance costs, all of which costs are herein collectively called the “Total Construction Costs”) in excess of the Construction Allowance (hereinafter defined). On or after Substantial Completion, Tenant will provide Landlord with a reasonably detailed itemization of the Total Construction Costs together with supporting documentation including, the General Contractor’s, subcontractors’ and suppliers’ invoices.

5. Construction Allowance.

(a) Landlord shall provide to Tenant a construction allowance (the “Construction Allowance”) not exceeding $195,524.00 (namely, $12.00 per square feet in Suite 160 and $8.00 per square foot in Suite 150). The Construction Allowance may be allocated to either bio-lab or office finish out and, at Tenant’s discretion, can be used for either or both Suite 150 and Suite 160. The Construction Allowance shall be used for (i) construction costs under the construction contract and subcontracts, (ii) a construction management fee of 3% of Total Construction Costs to be paid to Landlord (and which shall be deducted by Landlord from the Construction Allowance), (iii) the cost of the Drawings and the construction documents, including any third party fees incurred by Landlord to pay for review of the Drawings by Landlord’s consultants, including the Building’s mechanical and electrical engineers, and, (iv) tenant directory and suite signage.

(b) No more frequently than once every thirty (30) days, Tenant may request payment to Tenant from the Construction Allowance for the Work performed during the previous thirty (30) day period. Each of Landlord’s progress payments shall be limited to an amount equal to the aggregate amounts for which payment by Tenant is due (as certified by Tenant’s independent architect) to the General Contractor, subcontractors and suppliers which have not been subject to previous disbursements from Landlord. Such progress payments shall be made within thirty (30) days next following the delivery to Landlord of requisition therefor, signed by Tenant’s independent architect, which requisitions shall set forth the names of each contractor, subcontractor and supplier to whom payment is due, and the amount thereof, and shall be accompanied by (i) invoices and signed waivers and releases of lien in form reasonably acceptable to Landlord from the General Contractor and all subcontractors, and suppliers covering all work and materials which were the subject of progress payments by Landlord (and if applicable, Tenant), (ii) a written certification from Tenant’s architect that

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the Work which is being paid by such progress payment has been completed substantially in accordance with plans previously approved by Landlord, and (iii) such other documents and information as Landlord may reasonably request. Landlord may retain twenty percent (20%) of amounts due for such Work (or such larger amount which may be required by statute, if applicable), with the final payment of such retainage being payable within thirty (30) days following Substantial Completion of the Work and Tenant’s delivery to Landlord of (1) all invoices and final lien waivers from the General Contractor, subcontractors, and suppliers in form reasonably acceptable to Landlord, (2) a CAD set of as-built Drawings for the Work, (3) a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work, and (4) evidence of compliance with the Texas Department of Licensing and Regulations’ (“TDLR”) Texas Accessibility Standards (“TAS”) (the “TAS Compliance Letter”). The Construction Allowance must be used by Tenant within twelve (12) months of the date of the Contingency Satisfaction Notice; any portion which is not so used shall thereupon belong to Landlord absolutely and Tenant shall have no rights thereto.

6. Construction Management Fee. Landlord, or its designated agent or representative, shall supervise the Work, and coordinate the relationship between the Work, the Building, and the Building’s systems. In consideration for Landlord’s construction supervision services, Tenant shall pay to Landlord a construction management fee equal to three percent (3%) of the Total Construction Costs. Such construction management fee shall be paid by Tenant upon Substantial Completion of the Work and shall be deducted from the Construction Allowance.

7. Insurance. Unless Landlord expressly agrees otherwise in writing all of the leasehold improvements, alterations and additions included in the Work shall be covered at Tenant’s expense throughout the Lease term up to the full replacement value thereof under the All Risk or Special Coverage Form coverage or equivalent thereof required to be obtained by Tenant under the Lease. Tenant shall be responsible for the repair or replacement of the same in the event of a casualty.

8. Landlord Repair. Landlord shall, at Landlord’s cost, repair any leaks in windows and doors in Suite 150 and Suite 160 which have been identified in writing to Landlord prior to Tenant’s execution of this Amendment.

9. HVAC in Suite 160. Upon satisfaction of the Contingency, Landlord shall deliver vacant possession of Suite 160 to Tenant with the heating, ventilation and air conditioning system (“HVAC”) in good working order and condition as of such date of handover to Tenant. Tenant, shall at its own cost and expense, enter into a regularly scheduled preventive/service contract with a maintenance contractor approved by Landlord for servicing the HVAC as required under Section 7.4 of the Lease. In the absence of damage to the HVAC caused by the negligence or willful misconduct of Tenant or any Tenant Entity or breach by Tenant of its obligation to keep the HVAC regularly maintained and serviced as aforesaid, Landlord, shall, at Landlord’s cost, be responsible for a period of one (1) year from the date of Tenant’s occupancy of Suite 160 for the commencement of business therefrom (and in any event not beyond July 31, 2011) to repair or replace as necessary any defective part of such Suite 160 HVAC system that causes a failure in operation.

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10. Construction Representatives. Landlord’s and Tenant’s representatives for coordination of construction will be as follows, provided that either party may change its representative upon written notice to the other:

Landlord’s Representative:	Cindy Karnes
Transwestern Commercial Services
5950 Sherry Lane, Suite 215
Dallas, TX 75225
Phone: (214) 273-2304
Email: cindy.karnes@transwestern.net

Tenant’s Representative:	Doug Wolf
Scott & Reid General Contractors
14785 Preston Road, Suite 990
Dallas, Texas 75254
Phone: (469) 374-3400
Email: dwolf@scottandreid.com

[Remainder of Page Intentionally Left Blank]

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EXHIBIT C

attached to and made a part of Lease Amendment No. 1

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc., as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

RIGHT OF FIRST REFUSAL

Subject to the terms and provisions set forth in this Exhibit C and provided (i) there has been no more than two (2) Events of Default by Tenant during the Term, (ii) Tenant is not in default beyond any applicable cure, grace or notice period at the time of exercise of the option hereunder permitted, and (iii) Tenant is then occupying the entire Premises leased to Tenant under this Amendment, as the same may be increased from time to time by agreement between the parties, Tenant shall have an on-going right of first refusal on any space within the Building which is or becomes vacant and available for lease (the “ROFR Space”) exercisable upon receipt by Landlord and Landlord’s notice to Tenant (the “ROFR Notice”) of a bona fide third party offer (the “ROFR Offer”) to lease all or any part of such ROFR Space (the “Available ROFR Space”) when the same becomes available for lease on the terms set forth below.

(a) Upon receipt of the ROFR Notice, Tenant shall have a period of ten (10) days from and including the date of delivery of the ROFR Notice in which to unconditionally and irrevocably exercise Tenant’s right to lease the Available ROFR Space pursuant to the terms and conditions of the ROFR Offer, failing which Landlord may lease the Available ROFR Space to any other party (the “Prospect”) on substantially the same material economic terms set forth in the ROFR Offer (Landlord shall not be obliged to lease the Available ROFR Space to the original offeror under the ROFR Offer), and if so leased, Tenant will have no further rights to the Available ROFR Space which is thereby fully released from this option. Tenant acknowledges that if Tenant counteroffers the ROFR Offer, or does not timely deliver Tenant’s unconditional and irrevocable acceptance of the ROFR Offer, then Landlord shall be at liberty at any time thereafter in its sole and absolute discretion (even if Landlord has commenced negotiations with Tenant) to determine that Tenant has waived its option to take the Available ROFR Space, and Landlord may thereupon lease the Available ROFR Space to a Prospect as aforesaid. Landlord must re-offer the Available ROFR Space to Tenant if, in Landlord’s subsequent negotiations or re-negotiations with the Prospect, the average Annual Rent per square foot is reduced by more than ten percent (10%), and/or if any available tenant improvement allowance is increased by more than ten percent (10%) per square foot. In the event of such material economic change, upon receipt of a written notice from Landlord with the terms of such re-offer (the “Re-Offer”), Tenant shall have a period of five (5) days from and including the date of delivery of the re-offer notice in which to exercise Tenant’s right to lease the Available ROFR Space pursuant to the terms and conditions of the Re-Offer, failing which Landlord shall be at liberty to lease the Available ROFR Space to a Prospect upon the terms and conditions of the Re-Offer. Time is of the essence herein. Tenant shall maintain strict confidentiality of the identity of Landlord’s lease prospects and Landlord’s market and other information (if any) provided to Tenant at Landlord’s discretion pursuant to this Exhibit C. In no event may Tenant elect to accept only a portion of the Available ROFR Space offered to Tenant under the ROFR Offer.

(b) If Tenant exercises such option, then effective as of the date Landlord delivers the Available ROFR Space, the Available ROFR Space shall automatically be included within the Premises and subject to all the terms and conditions of the Lease, except as set forth in the ROFR Offer and as follows:

(i) Tenant’s Proportionate Share shall be recalculated, using the total square footage of the Premises, as increased by the Available ROFR Space.

C-1

(ii) Unless otherwise set forth in the ROFR Offer, the Available ROFR Space shall be leased on an “AS-IS”, “WITH ALL FAULTS” basis and Landlord shall have no obligation to grant Tenant any improvement allowance thereon or to improve the Available ROFR Space.

(iii) Landlord will use reasonable diligence to make the Available ROFR Space available to Tenant on the date specified in the ROFR Offer. Landlord shall not be liable for the failure to give possession of the Available ROFR Space to Tenant on such date for any other reason beyond the reasonable control of Landlord, and such failure shall not impair the validity of the Lease, or extend the Term, but the rent for the Available ROFR Space shall be abated until possession is delivered to Tenant and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of such failure to give possession of the Available ROFR Space to Tenant on the date originally identified by Landlord.

(iv) Within thirty (30) days of Tenant’s acceptance of the ROFR Offer and its compliance with the terms of this Exhibit C, Tenant shall execute an amendment to the Lease provided by Landlord confirming the inclusion of the Available ROFR Space, Tenant’s Proportionate Share, as revised, and the terms of the ROFR Offer including the Annual Rent and the Monthly Installment of Rent for the Available ROFR Space and the Lease Term for the Available ROFR Space; provided however that Landlord’s failure to prepare or Tenant’s failure to execute such amendment shall not affect the validity of the exercise of the option or the obligations of Tenant and Landlord with respect to the expanded Premises.

(c) This option is subordinate to all rights of renewal, extension, expansion, relocation or first offer or refusal rights as to the ROFR Space in favor of other tenants in the Building as of the date of this Amendment. Tenant acknowledges that this option is also subordinate to Landlord’s right to negotiate new leases with all tenants currently occupying ROFR Space pursuant to existing leases or agreements whether or not such leases or agreements contain rights of renewal, and Landlord shall not be required to deliver a ROFR Notice to Tenant before consummating any new lease between Landlord and such tenants or subtenants for ROFR Space, and Tenant may not exercise its option hereunder with respect to such ROFR Space.

(d) This option and Tenant’s rights under this Exhibit C are personal to Reata Pharmaceuticals, Inc. and cannot be exercised by any assignee or sublessee. Without limitation on any other provisions of this Exhibit C, this option shall terminate and be of no further force or effect if (i) Landlord terminates Tenant’s right to possession due to an Event of Default, (ii) Tenant is in occupation of less than the entire Premises leased to Tenant under this Amendment (21,100 square feet), (iii) Tenant ceases operating business from the Premises or vacates the Premises for in excess of thirty (30) days for reasons other than casualty or approved repairs, (iv) Tenant assigns or is deemed to have assigned its interest under the Lease, (v) there is less than seven (7) months remaining in the Term and Tenant has not exercised its renewal option, (vi) Tenant has delivered a Termination Notice to Landlord, or (vii) Landlord determines in its reasonable discretion that Tenant’s financial condition or credit worthiness has materially deteriorated since the date of this Amendment.

(e) Notwithstanding anything hereinabove contained to the contrary and subject as stated in the next sentence, Tenant shall be required to lease approximately 5,458 square feet in the remainder of the Building as shown hatched and shaded on the plan attached at Exhibit C-1 hereto (the “Must-Take Space”) upon the same economic terms as Suite 160, namely a co-terminous Lease Term (with a commencement date of August 1, 2010), the same rental rates as Suite 160, a 2010 Base Year, and an improvement allowance of $12.00 per square foot which shall be available for the Must-Take Space only (the “Must-Take Space Allowance”), with Tenant responsible for construction of improvements upon terms substantially comparable to those in Exhibit B attached to this Amendment except as otherwise

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amended herein, but including payment to Landlord of a construction management fee of three percent (3%) of total construction costs. The Must Take Space shall be provided in its “As-Is” condition as of the date of handover. Tenant shall be responsible for the ongoing maintenance of HVAC units servicing the Must-Take Space as required under Section 7.4 of the Lease. Promptly upon receipt of possession of the Must-Take Space, Tenant shall procure, at Tenant’s cost, the construction of a demising wall to separate the Must-Take Space from the remainder of the space in which it is located, and the separation of utilities including installation of utility submeters, the cost of which work (including the cost of design plans and construction drawings relating thereto, permitting costs, and Landlord’s construction management fee) shall be deducted from the Must-Take Space Allowance. Landlord’s architect shall prepare any required construction drawings necessary for the separation of the Must-Take Space. Landlord in its sole discretion, may, at any time upon prior notice to Tenant, elect to complete such separation work itself, and all of the design, construction, and permitting costs including Landlord’s fee as aforesaid, shall be deducted from the Must-Take Space Allowance. If Landlord undertakes such work, then Tenant shall allow Landlord’s contractors unhindered access to the Must-Take Space for the purpose of completing the work. Tenant shall not occupy the Must-Take Space for the purpose of commencing operation of business therefrom without first obtaining a certificate of occupancy from the applicable municipality and providing a copy thereof to Landlord.

Notwithstanding anything hereinabove to the contrary, Tenant’s obligation to lease the Must-Take Space shall be conditional upon Landlord committing by no later than April 30, 2010 to provide interior multi-tenant corridor access, at Landlord’s cost, between the Must-Take Space and Tenant’s remaining Premises. If Landlord is:

(i) unable to provide such commitment, then Tenant’s obligation under this subparagraph shall thereupon lapse and be of no further effect, but the Must-Take Space shall remain subject to Tenant’s right of first refusal option as otherwise set forth in this Exhibit; or

(ii) able to provide such commitment, then Tenant’s lease of the Must-Take Space shall be confirmed by an amendment to the Lease to be executed by Tenant within thirty (30) days of its receipt thereof, confirming Landlord’s obligation to construct the interior multi-tenant corridor access, the inclusion of the Must-Take Space with the Premises, the coterminous Lease Term for the Must-Take Space commencing as of August 1, 2010, Tenant’s Proportionate Share as revised, the Annual Rent and the Monthly Installment of Rent for the Must-Take Space, the availability of additional parking spaces therefor, a work letter agreement as hereinabove described, and the Must-Take Space Allowance of $12.00 per square foot as aforesaid, provided however that Landlord’s failure to prepare or Tenant’s failure to execute such amendment shall not affect the obligations of Tenant and Landlord with respect to the Must-Take Space.

Tenant acknowledges that Landlord can only provide such commitment if another tenant in the Building agrees to surrender some of its existing leased space which will be utilized for the multi-tenant corridor. The negotiation by Landlord of the surrender of leased space by such tenant shall be on terms acceptable to Landlord in its sole and absolute discretion. In no event shall Landlord be under any liability whatsoever to Tenant if Landlord fails to reach agreement with such tenant or at any time in its sole and absolute discretion elects to discontinue negotiations with such tenant.

[Remainder of Page Intentionally Left Blank]

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EXHIBIT C-1

attached to and made a part of Lease Amendment No. 1

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc., as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING MUST TAKE SPACE

This Exhibit C-1 is intended only to show the general layout of the Must-Take Space. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

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LEASE AMENDMENT NO. 2

THIS LEASE AMENDMENT NO. 2 (this “Amendment”) is made and entered into as of May 24, 2010 (the “Effective Date”) by and between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals:

WHEREAS, by Lease dated with a Lease Reference Date as of May 25, 2006 between Landlord and Tenant (the “Original Lease”), as amended by Lease Amendment No. 1 dated March 2, 2010 between Landlord and Tenant (the “First Amendment”), (which Original Lease together with that certain Commencement Date Memorandum dated September 18, 2006 executed by Landlord and Tenant, and the First Amendment, are herein together called the “Lease”), the leased space comprising Suite 150 (herein so called) and Suite 160 (herein so called) together measuring approximately 21,100 square feet (as more particularly described in and defined in the Lease as the “Premises”), within the building known as Gateway Commerce I and II, at 2801 Gateway Drive, Irving, Texas 75063 (as more particularly described in and defined in the Lease as the “Building”), was leased to Tenant upon the terms and subject to the conditions contained in the Lease; and

WHEREAS, Landlord and Tenant have agreed to modify the Lease upon the terms and conditions set forth below.

Agreement:

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby acknowledge and agree to the following:

1. Recitals; Definitions. The above Recitals are true and correct and are incorporated herein by reference. Capitalized but otherwise undefined terms herein shall have the meanings set forth for such terms in the Lease.

2. Lease of Must-Take Space. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord on the terms and conditions of the Lease as modified hereby, and free from any contingency, the Must-Take Space as defined in the First Amendment and shown shaded on the plan attached at Exhibit A hereto measuring approximately 5,458 square feet, and herein called “Suite 140A”, for a term commencing as of August 1, 2010 and ending on a date that is coterminous with the expiration of the Lease Term for the remainder of the Premises, namely, October 31, 2013.

3. Lease of Remainder of Suite 140. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord on the terms and conditions of the Lease as modified hereby, certain additional office space measuring approximately 10,344 square feet as shown for identification purposes only on the plan attached as Exhibit A-1 to this Amendment, and herein called “Suite 140B” for a term commencing on August 1, 2010 and ending on a date that is coterminous with the expiration of the Lease term for the remainder of the Premises, namely, October 31, 2013. Suite 140A and Suite 140B are herein together called “Suite 140” measuring approximately 15,802 square feet. Effective as of August 1, 2010, all references to the “Premises” in the Lease shall mean Suite 140, Suite 150 and Suite 160 collectively measuring approximately 36,902 square feet in total as shown for identification purposes only on the plan attached at Exhibit A-3 to this Amendment, and Tenant’s Proportionate Share shall be 29.48%, as calculated by reference to the Building measurement of 125,165 square feet.

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4. “As-Is” Delivery: Tenant Improvement Work. Subject to the attached Exhibit B and further subject to compliance by Landlord with its repair and maintenance obligations in the Lease, Tenant accepts Suite 140 for the Term in its “AS-IS” condition. Tenant acknowledges that (a) no representations, express or implied, regarding the condition of Suite 140 have been made by Landlord to Tenant; all implied warranties with respect to Suite 140, including but not limited to those of merchantability and fitness for a particular purpose, are expressly negated and waived, and (b) Landlord shall not be required to perform any demolition work or tenant finish work in the Premises or to provide any allowances therefor,. except as expressly set forth in the attached Exhibit B. Tenant shall be responsible for performance of any Tenant required improvement work to Suite 140 on the terms of the attached Exhibit B. Tenant shall be allowed early entry into Suite 140 for the performance of the Suite 140 Work (as defined in Exhibit B). If Substantial Completion (as defined in Exhibit B) of the Suite 140 Work occurs prior to August 1, 2010, then provided that Tenant has given to Landlord a copy of Tenant’s certificate of occupancy for Suite 140, Tenant shall be allowed to commence operation of its business from Suite 140 and such early entry, use and occupancy for the performance of the Suite 140 Work and the commencement of business therefrom shall be subject to all the provisions of the Lease including the insurance requirements in Article 11 of the Lease, but excluding liability to pay rent during such early entry period, other than payment by Tenant of utility costs including electric costs associated with Suite 140. Said early possession shall not advance the scheduled Lease Term expiration date of October 31, 2013.

5. Lease of Coldwell Banker Space.

(a) As of the Effective Date, NRT Texas, LLC (“Coldwell Banker”) is in occupation of office space located immediately adjacent to Suite 160. Tenant acknowledges and agrees that if Coldwell Banker returns to Landlord all or any part of its leased space in the Building, then Tenant shall lease such contiguous space (the “Must-Take CB Space”) as may be offered to it by notice in writing from Landlord (the “Must-Take Notice”), provided that:

(i) the Must-Take Notice is sent by Landlord on or before July 15, 2010; and

(ii) the Must-Take CB Space shall be configured to facilitate the creation by Tenant of a contiguous interior access route between Suite 160 and Suite 140.

The Must-Take CB Space shall have a co-terminous Lease Term (with a commencement date of August 1, 2010 if vacant possession has been provided by such date), the same rental rates as Suite 160, a 2010 Base Year, and an improvement allowance of $12.00 psf (subject to proration by reference to the number of months then remaining in the Lease Term if the commencement date is not August 1, 2010 as aforesaid). Tenant shall take all and not part only of the Must-Take CB Space as identified by Landlord in the Must-Take Notice. The Must-Take CB Space shall be provided in its “As-Is” condition as of the date of handover, subject as hereinbelow stated with respect to the separation of the Must-Take CB Space from the remainder of the Coldwell Banker leased space (if applicable), Tenant shall be responsible for construction of any Tenant required improvements to the extent approved by Landlord, upon terms substantially comparable to those in Exhibit B attached to this Amendment except as otherwise amended herein, but including payment to Landlord of a construction management fee of three percent (3%) of total construction costs. All costs of separating utilities for the Must-Take CB Space from the remainder of the office space leased by Coldwell Banker, if applicable, shall be paid for out of the allowance made available to Tenant for the Must-Take CB Space. Tenant shall allow Landlord and its contractors unhindered access to Suite 160 for purposes of completing separation work to divide the Must-Take CB Space from the remainder of the office space being leased by Coldwell Banker (if applicable). Tenant shall not be responsible for the cost of construction of the demising wall by Landlord, except however that the cost of finishing out

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Tenant’s side of the demising wall including painting of the wall and repair of ceiling tiles, floor coverings and lighting fixtures, shall be deducted from the allowance made available to Tenant hereunder for the Must-Take CB Space. Tenant understands that such separation work to be performed by Landlord may result in noise, vibration, dirt, dust, odors, and other circumstances commonly attendant to construction. Tenant hereby waives any claim of injury or inconvenience to Tenant’s business, interference with Tenant’s business, loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by such entry or the performance of the required separation work to the extent any such claim does not arise from the gross negligence or willful misconduct of Landlord or any of Landlord’s contractors, and the same shall not relieve Tenant of any obligations under the Lease as amended by this Amendment. Landlord shall take commercially reasonable and customary precautions to minimize dust and dirt, during its performance of the work, but shall not be required to incur overtime expense to do so.

(b) Landlord shall make all reasonable efforts to provide the Must-Take CB Space as of the delivery date specified in the Must-Take Notice, but shall not be liable for failure to do so if Coldwell Banker does not return vacant possession thereof to Landlord on a timely basis, and in such event, Tenant’s sole remedy subject to Paragraph 6 below, shall be that Tenant is not liable for payment of rent for the Must-Take CB Space pending receipt of vacant possession thereof. No later than thirty (30) days from delivery of possession of the Must-Take CB Space to Tenant, Tenant shall execute an amendment to the Lease provided by Landlord confirming the terms of lease of the Must-Take CB Space, including the Annual Rent and the Monthly Installment of Rent therefor, Tenant’s Proportionate Share, as revised, and a work letter for the construction by Tenant of improvements to the Must-Take CB Space; provided however that Landlord’s failure to prepare or Tenant’s failure to execute such amendment shall not affect the validity of the obligations of Tenant and Landlord with respect to the Must-Take CB Space.

(c) If Coldwell Banker elects not to renew its lease of space in the Building and thereby returns all of its office space to Landlord, then nothing hereinabove contained shall mean or imply that Landlord is obligated to offer the entire of such space to Tenant, and Landlord may in its sole discretion determine whether all or a portion only of such space shall be provided to Tenant as must-take space, and in any event, such portion that is offered to Tenant as must-take space shall be located immediately adjacent to Suite 160. If the entire of the Coldwell Banker leased space is offered to Tenant as Must-Take CB Space under this Paragraph 5, then any HVAC units servicing the Must-Take CB Space shall be in good working order and condition as of the handover of such space to Tenant, and Tenant shall thereafter be responsible for the ongoing maintenance of such HVAC units as required under Section 7.4 of the Original Lease and in Paragraph 8 of the attached Exhibit B. In the absence of damage to such HVAC units caused by the negligence or willful misconduct of Tenant or any Tenant Entity or breach by Tenant of its obligation to keep the HVAC regularly maintained and serviced as aforesaid, Landlord shall, at Landlord’s cost, be responsible for a period of twelve (12) months from delivery of possession of the Must-Take CB Space to Tenant repair or replace as necessary any defective part of the HVAC units servicing such space that causes a failure in operation.

6. Interior Access. If, subject to completion by Landlord of the separation work to divide the Must-Take Space from the remainder of the Coldwell Banker leased space, if applicable, Landlord is unable to provide enough Must-Take CB Space to Tenant by July 31, 2010, to facilitate interior access between Suite 140 and Suite 160, then, as Tenant’s sole remedy, the allowance made available by Landlord for Suite 140 and Suite 160 shall be increased by $1.00 per square foot, (namely, $22,483.00 total) to be utilized by Tenant for Suite 140 and/or Suite 160 by January 31, 2011, and any portion not so used shall belong to Landlord absolutely. Any allowance made available by Landlord whether for Suite 140, Suite 160, the Must-Take CB Space, or the additional allowance provided under this Paragraph

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shall be used solely to pay for design costs (including cost of preparation of plans and specifications), construction costs (hard costs), and Landlord’s construction management fee for leasehold improvements in the Premises, and no part thereof may be used for the purchase of furniture, fixtures, equipment or the installation of telecommunication cabling or equipment, or as an offset against rent. Any additional allowance due from Landlord under this Paragraph shall be paid in the same manner as the Suite 140 Construction Allowance under subparagraph 5(b) in the attached Exhibit B. For the avoidance of doubt, the parties hereto agree that if Landlord has obtained vacant possession of the Must-Take CB Space from Coldwell Banker by July 31, 2010, and, if applicable, has commenced the process of separating the Must-Take Space (even if Landlord has not physically commenced the construction work therefor but is working on design drawings and obtaining any required permit for the construction work), then Tenant shall not be entitled to the additional allowance as hereinabove described and Landlord shall proceed with diligence to complete the separation work necessary to deliver the Must-Take CB Space to Tenant.

7. Rent. Rent shall continue to be payable through July 31, 2010 as set forth in the Lease. Thereafter, effective as of August 1, 2010 and continuing for the remainder of the Term, the Annual Rent and Monthly Installment of Rent due for the Premises shall be paid in the manner set forth in the Lease and shall be in the following amounts:

Period		Rentable Square Footage		Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
8/1/2010	10/31/2010	36,902		$0.00	$0.00	$0.00 +E
11/1/2010	12/31/2010	32,047	**	$14.50	$464,681.50	$38,723.46 +E
1/1/2011	4/30/2012	36,902		$14.50	$535,079.00	$44,589.92 +E
5/1/2012	10/31/2013	36,902		$15.00	$553,530.00	$46,127.50 +E

+E = plus electric costs (no abatement during base rent free period)

** - Tenant shall not become liable to commence paying base rent on 4,855 sf within Suite 140B until January 1, 2011.

The Annual Rent and Monthly Installment of Rent shall be adjusted pursuant to Article 4 of the Lease and Tenant shall pay during the Term Tenant’s Proportionate Share of the excess Expenses and Taxes over Base Year (Expenses) (calendar year 2010) and Base Year (Taxes) (calendar year 2010) respectively (subject to Section 4.2 of the Original Lease), together with all other charges and payments due under the Lease as therein set forth.

8. Janitorial Costs. Tenant shall remain responsible, at Tenant’s sole cost and expense for all janitorial and/or other cleaning services necessary or appropriate for the Premises in its entirety on the terms set forth in Paragraph 8 of the First Amendment and including the cost of all additional cleaning necessitated by Tenant’s construction work in any portion of the Premises both prior to (if Tenant has early entry rights) and after the commencement of the applicable Lease Term.

9. Parking. Effective as of August 1, 2010, an additional sixty-three (63) unreserved parking spaces shall be allocated to Tenant without charge so that Tenant shall then have the nonexclusive use on a “first-come” “first served” basis for passenger-size automobiles of a total of one hundred sixty-two (162) unreserved parking spaces in the surface parking area associated with the Building on the terms of the Lease. Tenant shall at all times abide by and shall cause each of Tenant’s Entities (as defined in the Lease) to abide by any rules and regulations (“Parking Rules”) for use of the parking facilities that Landlord reasonably establishes from time to time, and otherwise agrees to use the parking facilities in a safe and lawful manner. Landlord reserves the right to adopt, modify and enforce the Parking Rules governing the use of the parking facilities from time to time in a non-discriminatory manner, including any key-card, sticker or other identification or entrance system and hours of operation. Landlord may refuse to permit any person who violates such Parking Rules to park in the parking

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facilities, and any violation of the Parking Rules shall subject the car to removal from the parking facilities at Tenant’s expense. Tenant acknowledges that to the fullest extent permitted by law, Landlord shall have no liability for any damage to property or other items located in the parking facilities (including without limitation, any loss or damage to tenant’s automobile or the contents thereof due to theft, vandalism or accident), nor for any personal injuries or death arising out of the use of the parking facilities by Tenant or any Tenant Entity, whether or not such loss or damage results from Landlord’s active negligence or negligent omission. The limitation on Landlord’s liability under the preceding sentence shall not apply however to loss or damage arising directly from Landlord’s willful misconduct or gross negligence. Tenant for itself and the Tenant Entities hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant or any Tenant Entity arising as a result of parking in the parking facilities, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action and in all events, Tenant agrees to look first to its insurance carrier and to require that the Tenant Entities look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the parking facilities except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord’s agents. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord’s agents.

10. Landlord Remedies in the Event of a Default. Section 19.3 in the Original Lease as amended by the First Amendment is further amended so that the Concession Amount as therein defined shall include the aggregate of all amounts expended by Landlord for the Suite 140 Allowance under Exhibit B hereof, for free rent given to Tenant and for brokers’ commissions payable by reason of this Amendment and any future Amendment executed by the parties upon an expansion of the Premises.

11. Early Termination Option. The Termination Fee payable by Tenant upon exercise of its Termination Option as set forth in Paragraph 12 in the First Amendment is increased to include all Leasing Costs incurred by Landlord in connection with this Amendment (using straight-line depreciation and an amortization rate of ten percent (10%) as therein set forth), plus, the Monthly Installment of Rent and Tenant’s Proportionate Share of the excess Expenses and Taxes for Suite 140 over the applicable Base Year (calendar year 2010) for each of calendar months May, June and July 2012. Such Termination Fee shall similarly be subject to further increase in the event of addition to the Premises of any Must-Take CB Space under Paragraph 5 above.

12. Brokerage. Landlord and Tenant each hereby warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment, other than Fults Commercial, LLC (representing Landlord) and Dominus Commercial, Inc. (representing Tenant). LANDLORD AND TENANT SHALL EACH INDEMNIFY THE OTHER AGAINST ALL COSTS, EXPENSES, ATTORNEYS’ FEES, AND OTHER LIABILITY FOR COMMISSIONS OR OTHER COMPENSATION CLAIMED BY ANY OTHER BROKER OR AGENT CLAIMING THE SAME BY, THROUGH, OR UNDER THE INDEMNIFYING PARTY IN RESPECT OF THIS AMENDMENT.

13. Tenant’s Authority. Tenant represents and warrants that Tenant has been and is qualified to do business in the State of Texas and that the entity has full right and authority to enter into this Amendment. Each of the persons executing this Amendment on behalf of Tenant warrants that such person has been duly authorized to sign on behalf of Tenant by appropriate actions.

14. Severability. If any term or provision of this Amendment, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Amendment, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Amendment shall be valid and shall be enforceable to the extent permitted by law.

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15. Interpretation. Landlord and Tenant agree that each party and its legal counsel has reviewed or had the opportunity to review this Amendment and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in any construction or interpretation of this Amendment.

16. Survival. All indemnities provided by Tenant and all obligations of Tenant under the Lease as amended from time to time, not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.

17. Ratification. Landlord and Tenant hereby ratify and affirm the Lease, and agree that the Lease is and shall remain in full force and effect, except as expressly amended hereby.

18. Successors and Assigns. The covenants, conditions, provisions and agreements contained in this Amendment shall bind Tenant, its successors and assigns and inure to the benefit of Landlord and its successors and assigns.

19. Counterparts. This Amendment may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. Landlord shall not be bound by this Amendment until it has received a copy of this Amendment duly executed by Tenant and has delivered to Tenant a copy of this Amendment duly executed by Landlord

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment is hereby executed by Landlord and Tenant to be effective as of the Effective Date.

LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:	RREEF AMERICA L.L.C.,
a Delaware limited liability company,
its Investment Advisor

By:

Kim Boudreau, Vice President

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:

Name:	Jason D. Wilson
Title:	V.P. Finance

Signature Page

EXHIBIT A

attached to and made a part of Lease Amendment No. 2

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING SUITE 140A (5,458 sq. ft.)

This Exhibit A is intended only to show the general layout of Suite 140A as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-1

EXHIBIT A-1

attached to and made a part of Lease Amendment No. 2

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING SUITE 140B (10,344 sq. ft.)

This Exhibit A-1 is intended only to show the general layout of Suite 140B as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-1-1

EXHIBIT A-2

attached to and made a part of Lease Amendment No. 2

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING SUITE 150 AND SUITE 160 (21,100 sq. ft.)

This Exhibit A-2 is intended only to show the general location of Suite 150 and Suite 160 as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-2-1

EXHIBIT A-3

attached to and made a part of Lease Amendment No. 2

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING SUITES 140, 150 AND 160 (36,902 sq.ft)

This Exhibit A-3 is intended only to show the general layout of the Premises (Suites 140, 150 and 160/total 36,902 sq. ft) as of August 1, 2010. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-3-1

EXHIBIT B

attached to and made a part of Lease Amendment No. 1

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc., as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

TENANT IMPROVEMENT WORK FOR SUITE 140

(Tenant does the Work)

1. Construction Representatives. Landlord’s and Tenant’s representatives for coordination of construction will be as follows, provided that either party may change its representative upon written notice to the other:

Landlord’s Representative:	Ric Nelson
Transwestern Commercial Services
5001 Spring Valley Road, Suite 600W
Dallas, TX 75244
Phone: (214) 446-4543
Email: ric.nelson@transwestern.net

Tenant’s Representative:	Doug Wolf
Scott & Reid General Contractors
14785 Preston Road, Suite 990
Dallas, Texas 75254
Phone: (469) 374-3400
Email: dwolf@scottandreid.com

2. Plans and Specifications.

(a) Consultants. Tenant shall employ such consultants as shall first be reasonably approved in writing by Landlord (the “Consultants”) for the preparation of plans, drawings and specifications pertaining to the improvement work which Tenant intends to perform in Suite 140 (the “Suite 140 Work”). As of the Effective Date, Landlord has approved the following Consultants engaged by Tenant, namely:

MEP Engineer	Schmidt & Stacy

Structural Engineer	McHale Eng.

Interior Design Architect	Furstenwerth & Bagley

(b) Drawings. Tenant shall by June 1, 2010 provide to Landlord’s Representative for approval by Landlord (not to be unreasonably withheld) working drawings, prepared by the Consultants for the construction of the improvements comprising the Suite 140 Work in accordance with all applicable laws. Landlord’s Representative shall notify Tenant by email whether it approves of the submitted working drawings within five (5) business days after Tenant’s submission thereof. If Landlord via Landlord’s Representative disapproves in writing of such working drawings, then Landlord’s Representative shall notify Tenant thereof by email specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five (5) business days after such notice, revise such working drawings in accordance with Landlord’s reasonable objections and submit the revised working drawings to Landlord’s Representative for Landlord’s review and approval. If Landlord’s Representative has not responded to Tenant within the five (5) business day period as aforesaid, then Tenant shall send a further written notice by email to Landlord’s Representative with a copy to (i) Kim Boudreau at kim.boudreau@rreef.com and (ii) Claudia Ferrara at claudia.ferrara@transwestern.net in both cases in capitals and bold with the words “REATA BUILD-OUT: SECOND NOTICE-IMMEDIATE ATTENTION REQUIRED”. Landlord via Landlord’s Representative shall respond by providing by email approval or, if applicable disapproval, with Landlord’s reasons specified therefor, within three (3) business days of receipt of such second notice. Such approval process shall continue with both parties acting reasonably and in good faith until the construction drawings are finalized. As used herein, “Drawings” shall mean the final working drawings reasonably approved by Landlord, as amended from time to time by any approved changes thereto. No Suite 140 Work may commence pending approval by Landlord of the Drawings and receipt by Tenant of any permit required therefor under applicable law. Any approval of the Drawings by Landlord shall not constitute a representation or warranty of Landlord that the Drawings are adequate for any use, purpose, or conditions, or that the Drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Suite 140 Work. Upon Substantial Completion (as defined below) of the Suite 140 Work, Tenant shall deliver to Landlord a CAD set of as-built Drawings for the Suite 140 Work.

(c) Changes. After approval of the Drawings, Tenant may from time to time make changes to the Drawings by delivering written notice to Landlord, specifying in detail the requested change and within five (5) business days of receipt of such request, Landlord shall advise Tenant in writing if it approves such change, such approval not to be unreasonably withheld. If Tenant requests any changes to any submitted Drawings and, if Landlord approves such requested changes, then any additional costs necessitated thereby shall be included in the Total Construction Costs (defined below).

3. Construction of the Suite 140 Work. Subject as herein stated, prior to August 1, 2010, but following Landlord’s final approval of the Drawings, Tenant shall diligently commence construction of the Suite 140 Work in accordance with the Drawings in a good and workmanlike manner using Building standard materials unless otherwise specified in the Drawings and in compliance with applicable law, ordinance, code, and regulation in all material respect, and shall obtain all permits, licenses, and all other governmental improvements requisite for the construction thereof. Scott & Reid General Contractors are approved as Tenant’s General Contractor (herein so called). All sub-contractors shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld or delayed. Landlord’s response regarding approval of subcontractors shall be provided within seventy-two (72) hours of request therefor. As of the Effective Date of this Amendment, Landlord has approved the subcontractors listed at Annex I hereto subject to compliance with such subcontractors with the terms of this Paragraph 3. The General Contractor and all subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance must be received by Landlord before the Suite 140 Work is commenced. The Suite 140 Work shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord’s other contractors, the operation of the Building, and the occupancy thereof by other tenants. The General Contractor and all subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Suite 140 Work (e.g., excess electricity, etc.). Landlord assumes no liability for special, consequential, or incidental damages of any kind whatsoever in connection with the design or construction of the Suite 140 Work, and the obtaining of permits, licenses and approvals, and makes no representations, warranties, or guaranties regarding the same, expressed or implied, including, without limitation, warranties of merchantability, compliance with applicable laws, fitness for a particular purpose, or habitability.

4. Substantial Completion. “Substantial Completion” shall occur when the Suite 140 Work is substantially completed in accordance with the Drawings to Tenant’s and Landlord’s reasonable satisfaction.

5. Construction Costs. Tenant shall bear the entire cost of performing the Suite 140 Work (including, without limitation, design of the Suite 140 Work, costs of preparation of the Drawings, costs of construction labor and materials, related taxes and insurance costs, all of which costs are herein collectively called the “Total Construction Costs”) in excess of the Suite 140 Construction Allowance (hereinafter defined). On or after Substantial Completion, Tenant will provide Landlord with a reasonably detailed itemization of the Total Construction Costs together with supporting documentation including, the General Contractor’s, subcontractors’ and suppliers’ invoices.

6. Construction Allowance.

(a) Landlord shall provide to Tenant a construction allowance (the “Suite 140 Construction Allowance”) not exceeding $181,856.00 (namely, $12.00 per square foot on 5,458 sq. ft. (Suite 140A), $12.00 per square foot on 5,489 sq. ft. within Suite 140B, and $10.40 per square foot on the remaining 4,855 sq. ft. within Suite 140B) the entire of which sum is available for Suite 140. The Suite 140 Construction Allowance may be allocated to either bio-lab or office finish out. The Suite 140 Construction Allowance shall be used for (i) construction costs under the construction contract and subcontracts, (ii) a construction management fee of 3% of Total Construction Costs to be paid to Landlord (and which shall be deducted by Landlord from the Construction Allowance), (iii) the cost of the Drawings and the construction documents, including any third party fees incurred by Landlord to pay for review of the Drawings by Landlord’s consultants, including the Building’s mechanical and electrical engineers, and, (iv) tenant directory and suite signage.

(b) No more frequently than once every thirty (30) days, Tenant may request payment to Tenant from the Suite 140 Construction Allowance for work performed during the previous thirty (30) day period. Each of Landlord’s progress payments shall be limited to an amount equal to the aggregate amounts for which payment by Tenant is due (as certified by Tenant’s independent architect) to the General Contractor, subcontractors and suppliers which have not been subject to previous disbursements from Landlord. Such progress payments shall be made within thirty (30) days next following the delivery to Landlord of requisition therefor, signed by Tenant’s independent architect, which requisitions shall set forth the names of each contractor, subcontractor and supplier to whom payment is due, and the amount thereof, and shall be accompanied by (i) invoices and signed waivers and releases of lien in form reasonably acceptable to Landlord from the General Contractor and all subcontractors, and suppliers covering all work and materials which were the subject of progress payments by Landlord (and if applicable, Tenant), (ii) a written certification from Tenant’s architect that the work which is being paid by such progress payment has been completed substantially in accordance with plans previously approved by Landlord, and (iii) such other documents and information as Landlord may reasonably request. Landlord may retain ten percent (10%) of amounts due for such work (or such larger amount which may be required by statute, if applicable), with the final payment of such retainage being payable within thirty (30) days following Substantial Completion of the Suite 140 Work and Tenant’s delivery to Landlord of (1) all invoices and final lien waivers from the General Contractor, subcontractors, and suppliers in form reasonably acceptable to Landlord, (2) a CAD set of as-built Drawings for the Suite 140 Work, (3) a certificate of occupancy from the appropriate governmental authority, if applicable to the Suite 140 Work, or evidence of governmental inspection and approval of the Suite 140 Work, and (4) evidence of compliance with the Texas Department of Licensing and Regulations’ (“TDLR”) Texas Accessibility

Standards (“TAS”) (the “TAS Compliance Letter”). The Suite 140 Construction Allowance must be used by Tenant within twelve (12) months from and including the Effective Date of this Amendment; any portion which is not so used shall thereupon belong to Landlord absolutely and Tenant shall have no rights thereto.

7. Construction Management Fee. Landlord, or its designated agent or representative, shall supervise the Suite 140 Work, and coordinate the relationship between the Suite 140 Work, the Building, and the Building’s systems. In consideration for Landlord’s construction supervision services, Tenant shall pay to Landlord a construction management fee equal to three percent (3%) of the Total Construction Costs. Such construction management fee shall be paid by Tenant upon Substantial Completion of the Suite 140 Work and shall be deducted from the Construction Allowance.

8. Insurance. Unless Landlord expressly agrees otherwise in writing all of the leasehold improvements, alterations and additions included in the Suite 140 Work shall be covered at Tenant’s expense throughout the Lease term up to the full replacement value thereof under the All Risk or Special Coverage Form coverage or equivalent thereof required to be obtained by Tenant under the Lease. Tenant shall be responsible for the repair or replacement of the same in the event of a casualty.

9. HVAC in Suite 140. Landlord shall deliver vacant possession of Suite 140 to Tenant with the heating, ventilation and air conditioning system (“HVAC”) in good working order and condition as of such date of handover to Tenant. Tenant, shall, by no later than September 1, 2010, at its own cost and expense, enter into a regularly scheduled preventive/service contract with a maintenance contractor approved by Landlord for servicing the HVAC as required under Section 7.4 of the Original Lease. Such maintenance contract shall cover the HVAC in the entire of the Premises. In the absence of damage to the HVAC in Suite 140 caused by the negligence or willful misconduct of Tenant or any Tenant Entity or breach by Tenant of its obligation to keep the HVAC regularly maintained and serviced as aforesaid, Landlord, shall, at Landlord’s cost, be responsible for a period ending on July 31, 2011 to repair or replace as necessary any defective part of the HVAC system in Suite 140 that causes a failure in operation.

10. Early Entry. Tenant acknowledges and agrees that any electrical or other work undertaken by Tenant’s contractors, including the General Contractor, in Suite 140A prior to the Effective Date was undertaken at Tenant’s sole risk and liability, and Tenant shall ensure that it has (i) identified all such work to Landlord prior to the Effective Date, and (ii) performed such work in compliance with all applicable laws and without causing liability to Landlord. Tenant shall indemnify Landlord against all loss, costs, damages, fees or expenses that may be incurred by Landlord arising from any breach of such obligation.

[Remainder of Page Intentionally Left Blank]

ANNEX I

SUBCONTRACTOR LIST

Misc. Metal	Johnston

Epoxy Tops	LOC Scientific

Millwork	Woodhaus

Roofing	Cardinal

Doors/Frms/Hdwr	MK Red Sea

Glass/ Glazing	Trinity Glazing

Drywall/ Acoustical	Don Drive

Paint	James House

Flooring	DFW Carpet

Specialties	Chatham Worth

Appliances	Capital

Window Treatments	Tim Grange

Fire Sprinkler	Frontier

Fire Suppression	Special Fire

Plumbing	GD Plumbing

HVAC	Venture

Nitrogen Tank	Matheson Tri-Gas

Electrical	Man Power

Alarms/ Strobes	DSS Fire

Security	Dallas Security

LEASE AMENDMENT NO. 3

THIS LEASE AMENDMENT NO. 3 (this “Amendment”) is made and entered into as of July 1, 2010 (the “Effective Date”) by and between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals:

WHEREAS, by Lease dated with a Lease Reference Date as of May 25, 2006 between Landlord and Tenant (the “Original Lease”), as amended by Lease Amendment No. 1 dated March 2, 2010 between Landlord and Tenant (the “First Amendment”), and Lease Amendment No. 2 dated May 24, 2010 between Landlord and Tenant (the “Second Amendment”), (which Original Lease together with that certain Commencement Date Memorandum dated September 18, 2006 executed by Landlord and Tenant, the First Amendment and the Second Amendment, are herein together called the “Lease”), the leased space comprising Suite 140, Suite 150 and Suite 160 together measuring approximately 36,902 square feet (as more particularly described in and defined in the Lease as the “Premises”), within the building known as Gateway Commerce I and II, at 2801 Gateway Drive, Irving, Texas 75063 (as more particularly described in and defined in the Lease as the “Building”), was leased to Tenant upon the terms and subject to the conditions contained in the Lease; and

WHEREAS, Landlord and Tenant have agreed to modify the Lease upon the terms and conditions set forth below.

Agreement:

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby acknowledge and agree to the following:

1. Recitals; Definitions. The above Recitals are true and correct and are incorporated herein by reference. Capitalized but otherwise undefined terms herein shall have the meanings set forth for such terms in the Lease.

2. Lease of Must-Take CB Space. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, on the terms and conditions of the Lease as modified hereby, the Must-Take CB Space as referenced in the Second Amendment and herein confirmed as measuring approximately 1,241 square feet as shown for identification purposes on the plan attached at Exhibit A hereto, for a term commencing as of August 1, 2010 and ending on a date that is coterminous with the expiration of the Lease Term for the remainder of the Premises, namely, October 31, 2013. The Must-Take CB Space shall be added to the remainder of Suite 160 so that effective as of August 1, 2010, all references to the “Premises” in the Lease shall mean Suite 140 (measuring approximately 15,802 square feet), Suite 150 (measuring approximately 14,419 square feet) and Suite 160 (including the Must-Take CB Space, measuring approximately 7,922 square feet), collectively measuring approximately 38,143 square feet as shown for identification purposes only on the plan attached at Exhibit A-1 to this Amendment, and Tenant’s Proportionate Share shall be increased to 30.47%, as calculated by reference to the Building measurement of 125,165 square feet.

3. “As-Is” Delivery: Tenant Improvement Work. Subject to Paragraph 4 below and to the attached Exhibit B and further subject to compliance by Landlord with its repair and maintenance obligations in the Lease, Tenant accepts the Must-Take CB Space for the Term in its “AS-IS” condition. Tenant acknowledges that (a) no representations, express or implied, regarding the condition of the Must-

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Take CB Space have been made by Landlord to Tenant; all implied warranties with respect to the Must-Take CB Space, including but not limited to those of merchantability and fitness for a particular purpose, are expressly negated and waived, and (b) Landlord shall not be required to perform any demolition work or tenant finish work in the Premises or to provide any allowances therefor, except as expressly set forth in Paragraph 4 below and in the attached Exhibit B. Tenant shall be responsible for performance of any Tenant required improvement work to the Must-Take CB Space on the terms of the attached Exhibit B. Tenant shall be allowed early entry into the Must-Take CB Space for the performance of the TI Work (as defined in Exhibit B) provided that such early entry shall not interfere with or delay the progress of Landlord’s Work (as defined in Paragraph 4 below). If Substantial Completion (as defined in Exhibit B) of the TI Work occurs prior to August 1, 2010, then provided that Tenant has given to Landlord a copy of Tenant’s certificate of occupancy for Suite 160 (to include the Must-Take CB Space), Tenant shall be allowed early entry, use and occupancy of the Must-Take CB Space for the commencement of business therefrom subject to all the provisions of the Lease including the insurance requirements in Article 11 of the Lease, but excluding liability to pay rent during such early entry period, other than payment by Tenant of utility costs including electric costs associated with the Must-Take CB Space). Said early possession shall not advance the scheduled Lease Term expiration date of October 31, 2013.

4. Landlord’s Work. Promptly upon receipt of a permit therefor and following the removal by Coldwell Banker of all of its personal property therefrom, Landlord, at Landlord’s cost (except as otherwise set forth in the attached Exhibit B), shall construct a demising wall to separate the Must-Take CB Space from the remainder of the office space leased by Coldwell Banker (“Landlord’s Work”). Scott & Reid General Contractors are approved as the contractor for Landlord’s Work. Landlord confirms to Tenant that upon completion of Landlord’s Work, the Must-Take CB Space will be sufficient in size to facilitate interior access by Tenant between Suite 140 and Suite 160 upon the construction of an additional doorway into Suite 140 as part of the TI Work. Tenant acknowledges that since Landlord has timely obtained a surrender of the Must-Take CB Space from Coldwell Banker so as to allow Landlord to lease the same to Tenant under this Amendment, Landlord does not owe Tenant payment of the additional allowance in the amount of $22,483.00 as described in Paragraph 6 of the Second Amendment, and such sum shall be retained by and shall belong to Landlord absolutely. Landlord acknowledges that Tenant shall not be required to take any further space occupied by Coldwell Banker other than the Must-Take CB Space. Landlord’s Work shall be undertaken and diligently prosecuted to completion in compliance with Paragraph 5(a) of the Second Amendment.

5. Rent. Rent shall continue to be payable through July 31, 2010 as set forth in the Lease. Thereafter, effective as of August 1, 2010 and continuing for the remainder of the Term, the Annual Rent and Monthly Installment of Rent due for the Premises shall be paid in the manner set forth in the Lease and shall be in the following amounts:

Period		Rentable Square Footage		Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
8/1/2010	10/31/2010	38,143		$0.00	$0.00	$0.00 +E
11/1/2010	12/31/2010	33,288	**	$14.50	$482,676.00	$40,223.00 +E
1/1/2011	4/30/2012	38,143		$14.50	$553,073.50	$46,089.46 +E
5/1/2012	10/31/2013	38,143		$15.00	$572,145.00	$47,678.75 +E

+E = plus electric costs (no abatement during base rent free period)

** - Tenant shall not become liable to commence paying base rent on 4,855 sf within Suite 140B until January 1, 2011.

The Annual Rent and Monthly Installment of Rent shall be adjusted pursuant to Article 4 of the Lease and Tenant shall pay during the Term Tenant’s Proportionate Share of the excess Expenses and Taxes over Base Year (Expenses) (calendar year 2010) and Base Year (Taxes) (calendar year 2010) respectively (subject to Section 4.2 of the Original Lease), together with all other charges and payments due under the Lease as therein set forth.

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6. Address for Rent Payment. The address for rent payment as shown on Reference Page (ii) attached to the Original Lease is deleted and the following is substituted in its place:

SDCO Gateway Commerce I & II, Inc.,

P.O. Box 9033

Addison, TX 75001-9033

7. Janitorial Costs. Tenant shall remain responsible, at Tenant’s sole cost and expense for all janitorial and/or other cleaning services necessary or appropriate for the Premises in its entirety on the terms set forth in Paragraph 8 of the First Amendment and including the cost of all additional cleaning necessitated by Tenant’s construction work in any portion of the Premises both prior to (if Tenant has early entry rights) and after the commencement of the applicable Lease Term.

8. Parking. Effective as of August 1, 2010, an additional five (5) unreserved parking spaces shall be allocated to Tenant without charge so that Tenant shall then have the non-exclusive use on a “first-come” “first served” basis for passenger-size automobiles of a total of one hundred sixty-seven (167) unreserved parking spaces in the surface parking area associated with the Building on the terms of the Lease.

9. Landlord Remedies in the Event of a Default. Section 19.3 in the Original Lease as amended by the First Amendment and the Second Amendment is further amended so that the Concession Amount as therein defined shall include the aggregate of all amounts expended by Landlord for Landlord’s Work, for the Must-Take CB Space Allowance under Exhibit B hereof, for free rent given to Tenant and for brokers’ commissions payable by reason of this Amendment and any future Amendment executed by the parties upon an expansion of the Premises.

10. Early Termination Option. The Termination Fee payable by Tenant upon exercise of its Termination Option as set forth in Paragraph 12 in the First Amendment is increased to include all Leasing Costs incurred by Landlord in connection with this Amendment (using straight-line depreciation and an amortization rate of ten percent (10%) as therein set forth), plus, the Monthly Installment of Rent and Tenant’s Proportionate Share of the excess Expenses and Taxes for the Must-Take CB Space over the applicable Base Year (calendar year 2010) for each of calendar months May, June and July 2012.

11. Brokerage. Landlord and Tenant each hereby warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment, other than Fults Commercial, LLC (representing Landlord) and Dominus Commercial, Inc. (representing Tenant). LANDLORD AND TENANT SHALL EACH INDEMNIFY THE OTHER AGAINST ALL COSTS, EXPENSES, ATTORNEYS’ FEES, AND OTHER LIABILITY FOR COMMISSIONS OR OTHER COMPENSATION CLAIMED BY ANY OTHER BROKER OR AGENT CLAIMING THE SAME BY, THROUGH, OR UNDER THE INDEMNIFYING PARTY IN RESPECT OF THIS AMENDMENT.

12. Tenant’s Authority. Tenant represents and warrants that Tenant has been and is qualified to do business in the State of Texas and that the entity has full right and authority to enter into this Amendment. Each of the persons executing this Amendment on behalf of Tenant warrants that such person has been duly authorized to sign on behalf of Tenant by appropriate actions.

13. Severability. If any term or provision of this Amendment, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this

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Amendment, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Amendment shall be valid and shall be enforceable to the extent permitted by law.

14. Interpretation. Landlord and Tenant agree that each party and its legal counsel has reviewed or had the opportunity to review this Amendment and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in any construction or interpretation of this Amendment.

15. Survival. All indemnities provided by Tenant and all obligations of Tenant under the Lease as amended from time to time, not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.

16. Ratification. Landlord and Tenant hereby ratify and affirm the Lease, and agree that the Lease is and shall remain in full force and effect, except as expressly amended hereby.

17. Successors and Assigns. The covenants, conditions, provisions and agreements contained in this Amendment shall bind Tenant, its successors and assigns and inure to the benefit of Landlord and its successors and assigns.

18. Counterparts. This Amendment may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. Landlord shall not be bound by this Amendment until it has received a copy of this Amendment duly executed by Tenant and has delivered to Tenant a copy of this Amendment duly executed by Landlord

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment is hereby executed by Landlord and Tenant to be effective as of the Effective Date.

LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:
Kim Boudreau, Vice President

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:	Jason D. Wilson
Title:	V.P. Finance

Signature Page

EXHIBIT A

attached to and made a part of Lease Amendment No. 3

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING THE MUST-TAKE CB SPACE (1,241 sq.ft.)

This Exhibit A is intended only to show the general layout of the Must-Take CB Space as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-1

EXHIBIT A-1

attached to and made a part of Lease Amendment No. 3

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING PREMISES (38,143 sq.ft.)

This Exhibit A-1 is intended only to show the general layout of the Premises (Suites 140, 150 and 160 (including the Must-Take CB Space)-total 38,143 sq. ft) as of August 1, 2010. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-1-1

EXHIBIT B

attached to and made a part of Lease Amendment No. 3

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc., as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

TENANT IMPROVEMENT WORK FOR MUST-TAKE CB SPACE

(Tenant does the Work)

1. Construction Representatives. Landlord’s and Tenant’s representatives for coordination of construction will be as follows, provided that either party may change its representative upon written notice to the other:

Landlord’s Representative:	Ric Nelson
Transwestern Commercial Services
5001 Spring Valley Road, Suite 600W
Dallas, TX 75244
Phone: (214) 446-4543
Email: ric.nelson@transwestern.net

Tenant’s Representative:	Doug Wolf
Scott & Reid General Contractors
14785 Preston Road, Suite 990
Dallas, Texas 75254
Phone: (469) 374-3400
Email: dwolf@scottandreid.com

2. Plans and Specifications.

(a) Consultants. Tenant shall employ such consultants as shall first be reasonably approved in writing by Landlord (the “Consultants”) for the preparation of plans, drawings and specifications pertaining to the improvement work which Tenant intends to perform in the Must-Take CB Space (the “TI Work”). All Consultants engaged by Tenant and approved by Landlord prior to the Effective Date for the Suite 140 Work under the Second Amendment are also approved for the TI Work as applicable.

(b) Drawings. Tenant shall by July 15, 2010 provide to Landlord’s Representative for approval by Landlord (not to be unreasonably withheld) working drawings, prepared by the Consultants for the construction of the improvements required by Tenant in the Must-Take CB Space and comprising the TI Work in accordance with all applicable laws. Landlord’s Representative shall notify Tenant by email whether it approves of the submitted working drawings within five (5) business days after Tenant’s submission thereof. If Landlord via Landlord’s Representative disapproves in writing of such working drawings, then Landlord’s Representative shall notify Tenant thereof by email specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five (5) business days after such notice, revise such working drawings in accordance with Landlord’s reasonable objections and submit the revised working drawings to Landlord’s Representative for Landlord’s review and approval. If Landlord’s Representative has not responded to Tenant within the five (5) business day period as aforesaid, then Tenant shall send a further written notice by email to Landlord’s Representative

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with a copy to (i) Kim Boudreau at kim.boudreau@rreef.com and (ii) Claudia Ferrara at claudia.ferrara@transwestern.net in both cases in capitals and bold with the words “REATA BUILD-OUT: SECOND NOTICE-IMMEDIATE ATTENTION REQUIRED”. Landlord via Landlord’s Representative shall respond by providing by email approval or, if applicable disapproval, with Landlord’s reasons specified therefor, within three (3) business days of receipt of such second notice. Such approval process shall continue with both parties acting reasonably and in good faith until the construction drawings are finalized. As used herein, “TI Drawings” shall mean the final working drawings reasonably approved by Landlord, as amended from time to time by any approved changes thereto. No TI Work may commence pending approval by Landlord of the TI Drawings and receipt by Tenant of any permit required therefor under applicable law. Any approval of the TI Drawings by Landlord shall not constitute a representation or warranty of Landlord that the TI Drawings are adequate for any use, purpose, or conditions, or that the TI Drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the TI Work. Upon Substantial Completion (as defined below) of the TI Work, Tenant shall deliver to Landlord a CAD set of as-built drawings for the TI Work.

(c) Changes. After approval of the TI Drawings, Tenant may from time to time make changes to the TI Drawings by delivering written notice to Landlord, specifying in detail the requested change and within five (5) business days of receipt of such request, Landlord shall advise Tenant in writing if it approves such change, such approval not to be unreasonably withheld. If Tenant requests any changes to any submitted TI Drawings and, if Landlord approves such requested changes, then any additional costs necessitated thereby shall be included in the Total TI Construction Costs (defined below).

3. Construction of the TI Work. Subject as herein stated, prior to August 1, 2010, but following Landlord’s final approval of the TI Drawings and receipt by Tenant of a permit therefor, Tenant shall diligently commence construction of the TI Work in accordance with the TI Drawings in a good and workmanlike manner using Building standard materials unless otherwise specified in the TI Drawings and in compliance with applicable law, ordinance, code, and regulation in all material respect, and shall obtain all permits, licenses, and all other governmental improvements requisite for the construction thereof. Scott & Reid General Contractors are approved as Tenant’s General Contractor (herein so called). All sub-contractors shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld or delayed. Any sub-contractors approved by Landlord with respect to the Suite 140 Work under the Second Amendment are also approved hereunder for the TI Work, to the extent applicable. Landlord’s response regarding approval of all other subcontractors shall be provided within seventy-two (72) hours of request therefor. The General Contractor and all subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance must be received by Landlord before the TI Work is commenced to the extent not already delivered to Landlord by such date. The TI Work shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord’s other contractors, the operation of the Building, and the occupancy thereof by other tenants. The General Contractor and all subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the TI Work (e.g., excess electricity, etc.). Landlord assumes no liability for special, consequential, or incidental damages of any kind whatsoever in connection with the design or construction of the TI Work, and the obtaining of permits, licenses and approvals, and makes no representations, warranties, or guaranties regarding the same, expressed or implied, including, without limitation, warranties of merchantability, compliance with applicable laws, fitness for a particular purpose, or habitability.

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4. Substantial Completion. “Substantial Completion” shall occur when the TI Work is substantially completed in accordance with the TI Drawings to Tenant’s and Landlord’s reasonable satisfaction.

5. Construction Costs. Tenant shall bear the entire cost of performing the TI Work (including, without limitation, design of the TI Work, costs of preparation of the TI Drawings, costs of construction labor and materials, related taxes and insurance costs, all of which costs are herein collectively called the “Total TI Construction Costs”) in excess of the Must-Take CB Space Construction Allowance (hereinafter defined). On or after Substantial Completion, Tenant will provide Landlord with a reasonably detailed itemization of the Total TI Construction Costs together with supporting documentation including, the General Contractor’s, subcontractors’ and suppliers’ invoices.

6. Construction Allowance.

(a) Landlord shall provide to Tenant a construction allowance (the “Must-Take CB Space Construction Allowance”) not exceeding $14,892.00 (namely, $12.00 per square foot on 1,241 sq. ft.). The Must-Take CB Space Construction Allowance shall be used for (i) construction costs under the construction contract and subcontracts, (ii) the cost of finishing out Tenant’s side of the demising wall for the Must-Take CB Space, including painting of such wall and repair of ceiling tiles, floor coverings and lighting fixtures, (iii) the cost of separation of utilities for the Must-Take CB Space from the remainder of the office spaces leased by Coldwell Banker, (iv) a construction management fee of 3% of Total TI Construction Costs to be paid to Landlord (and which shall be deducted by Landlord from the Must-Take CB Space Construction Allowance), and (v) the cost of the TI Drawings and the construction documents, including any third party fees incurred by Landlord to pay for review of the TI Drawings by Landlord’s consultants, including the Building’s mechanical and electrical engineers.

(b) No more frequently than once every thirty (30) days, Tenant may request payment to Tenant from the Must-Take CB Space Construction Allowance for work performed during the previous thirty (30) day period. Each of Landlord’s progress payments shall be limited to an amount equal to the aggregate amounts for which payment by Tenant is due (as certified by Tenant’s independent architect) to the General Contractor, subcontractors and suppliers which have not been subject to previous disbursements from Landlord. Such progress payments shall be made within thirty (30) days next following the delivery to Landlord of requisition therefor, signed by Tenant’s independent architect, which requisitions shall set forth the names of each contractor, subcontractor and supplier to whom payment is due, and the amount thereof, and shall be accompanied by (i) invoices and signed waivers and releases of lien in form reasonably acceptable to Landlord from the General Contractor and all subcontractors, and suppliers covering all work and materials which were the subject of progress payments by Landlord (and if applicable, Tenant), (ii) a written certification from Tenant’s architect that the work which is being paid by such progress payment has been completed substantially in accordance with plans previously approved by Landlord, and (iii) such other documents and information as Landlord may reasonably request. Landlord may retain ten percent (10%) of amounts due for such work (or such larger amount which may be required by statute, if applicable), with the final payment of such retainage being payable within thirty (30) days following Substantial Completion of the TI Work and Tenant’s delivery to Landlord of (1) all invoices and final lien waivers from the General Contractor, subcontractors, and suppliers in form reasonably acceptable to Landlord, (2) a CAD set of as-built Drawings for the TI Work, (3) a certificate of occupancy from the appropriate governmental authority, if applicable to the TI Work, or evidence of governmental inspection and approval of the TI Work, and (4) evidence of compliance with the Texas Accessibility Standards of the Texas Department of Licensing and Regulations. The Must-Take CB Space Construction Allowance must be used by Tenant within twelve (12) months from and including the Effective Date of this Amendment; any portion which is not so used shall thereupon belong to Landlord absolutely and Tenant shall have no rights thereto.

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7. Construction Management Fee. Landlord, or its designated agent or representative, shall supervise the TI Work, and coordinate the relationship between the TI Work, the Building, and the Building’s systems. In consideration for Landlord’s construction supervision services, Tenant shall pay to Landlord a construction management fee equal to three percent (3%) of the Total TI Construction Costs. Such construction management fee shall be paid by Tenant upon Substantial Completion of the TI Work and shall be deducted from the Must-Take CB Space Construction Allowance.

8. Insurance. Unless Landlord expressly agrees otherwise in writing all of the leasehold improvements, alterations and additions included in the TI Work shall be covered at Tenant’s expense throughout the Lease term up to the full replacement value thereof under the All Risk or Special Coverage Form coverage or equivalent thereof required to be obtained by Tenant under the Lease. Tenant shall be responsible for the repair or replacement of the same in the event of a casualty.

[Remainder of Page Intentionally Left Blank]

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LEASE AMENDMENT NO. 4

THIS LEASE AMENDMENT NO. 4 (this “Amendment”) is made and entered into as of February 17, 2011 (the “Effective Date”) by and between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals:

WHEREAS, by Lease dated with a Lease Reference Date as of May 25, 2006 between Landlord and Tenant (the “Original Lease”), as amended by Lease Amendment No. 1 dated March 2, 2010 between Landlord and Tenant (the “First Amendment”), Lease Amendment No. 2 dated May 24, 2010 between Landlord and Tenant (the “Second Amendment”) and Lease Amendment No. 3 dated July 1, 2010 between Landlord and Tenant (the “Third Amendment”), (which Original Lease together with that certain Commencement Date Memorandum dated September 18, 2006 executed by Landlord and Tenant, the First Amendment, the Second Amendment and the Third Amendment are herein together called the “Lease”), the leased space comprising Suite 140, Suite 150 and Suite 160 together measuring approximately 38,143 square feet (as more particularly described in and defined in the Lease as the “Existing Premises”), within the building known as Gateway Commerce I and II, at 2801 Gateway Drive, Irving, Texas 75063 (as more particularly described in and defined in the Lease as the “Building”), was leased to Tenant upon the terms and subject to the conditions contained in the Lease; and

WHEREAS, Landlord and Tenant have agreed to modify the Lease upon the terms and conditions set forth below.

Agreement:

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby acknowledge and agree to the following:

1. Recitals; Definitions. The above Recitals are true and correct and are incorporated herein by reference. Capitalized but otherwise undefined terms herein shall have the meanings set forth for such terms in the Lease.

2. Lease of Suite 110.

(a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, on the terms and conditions of the Lease as modified hereby, the office space comprising Suite 110 (herein so called) measuring approximately 2,778 square feet as shown for identification purposes on the plan attached at Exhibit A hereto.

(b) The Term of the Lease for Suite 110 shall commence on March 1, 2011 (the “Suite 110 Commencement Date”) and shall end on the date that is coterminous with the expiration of the Lease Term for the Existing Premises, namely, October 31, 2013 (the “Suite 110 Term”).

(c) Landlord shall allow early entry, use, and occupancy of Suite 110 by Tenant, or any agent, employee or contractor of Tenant subject to all the provisions of the Lease, as amended by this Amendment, other than the payment of rent (except electric costs), but including, without limitation, Tenant’s compliance with the insurance requirements in the Lease. Tenant acknowledges that any such permitted early entry shall not delay the HVAC Repairs (as defined in Paragraph 3 below) to be completed by Landlord prior to the Suite 110 Commencement Date, and the placement by or installation

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by Tenant in Suite 110 of furniture, fixtures, equipment and inventory shall be at Tenant’s sole risk and liability, except to the extent damage or loss is caused thereto by the Landlord’s gross negligence or willful misconduct. Tenant shall obtain a certificate of occupancy for the Premises prior to the commencement of operation of business therefrom and, promptly following Landlord’s execution of this Amendment, shall arrange to have the electricity for Suite 110 transferred into Tenant’s name.

(d) Effective as of the Suite 110 Commencement Date, all references to the “Premises” in the Lease shall mean Suite 110 (approximately 2,778 square feet), Suite 140 (approximately 15,802 square feet), Suite 150 (approximately 14,419 square feet) and Suite 160 (approximately 7,922 square feet), collectively measuring approximately 40,921 square feet as shown for identification purposes only on the plan attached at Exhibit A-1 to this Amendment, and Tenant’s Proportionate Share shall be increased to 32.69% as calculated by reference to the Building measurement of 125,165 square feet.

3. “As-Is” Delivery: Renovation Allowance. Subject to completion by Landlord of certain required HVAC repairs so that the HVAC unit servicing Suite 110 shall be in good and adequate working order and condition as of the Suite 110 Commencement Date (the “HVAC Repairs”), Tenant accepts Suite 110 for the Suite 110 Term in its “AS-IS” condition. Tenant acknowledges that (a) no representations, express or implied, regarding the condition of Suite 110 have been made by Landlord to Tenant; all implied warranties with respect to Suite 110, including but not limited to those of fitness for a particular purpose, are expressly negated and waived, and (b) Landlord shall not be required to perform any demolition work or tenant finish work in Suite 110 or to provide any allowances therefor, except only that Landlord shall (i) complete the HVAC Repairs as aforesaid (and within thirty (30) days thereafter Tenant shall cause its HVAC service/maintenance contract for the HVAC units in the remainder of the Premises as required under Section 7.4 of the Original Lease to be expanded to include the HVAC unit for Suite 110, except however that in the absence of damage to such unit caused by the negligence or willful misconduct of Tenant or any Tenant Entity or breach by Tenant of its obligation to keep such HVAC unit regularly maintained and serviced as aforesaid, Landlord shall, at Landlord’s cost, be responsible for a period of twelve (12) months from the Suite 110 Commencement Date to repair or replace as necessary any defective part of the HVAC units servicing such space that causes a failure in operation), and (ii) provide an allowance of $13,890.00 ($5.00 psf) (the “Renovation Allowance”) towards the cost of future refurbishment work that may be undertaken by Tenant in Suite 110 subject to compliance by Tenant with Article 6 of the Original Lease as amended by this Paragraph. The Renovation Allowance shall be used towards (i) the cost of all work, labor, materials and supplies for the refurbishment work, (ii) the cost of all contractor, architectural and design fees therefor, to the extent applicable, (iii) permitting fees for the refurbishment work, if applicable, and (iv) a construction supervision fee to Landlord in the amount of 5% of the aggregate of the amounts of subclauses (i) through (iii). The Renovation Allowance may not be used for the purchase of furniture, trade fixtures, equipment or inventory or for the payment of data/telecommunication cabling installation costs which shall be Tenant’s responsibility. Tenant shall pay all costs (if any) in excess of the Renovation Allowance. If Tenant enters into a construction contract to do the refurbishment work, Tenant shall become entitled to full credit for the Renovation Allowance when the work has been substantially completed to Landlord’s reasonable satisfaction in compliance with the Lease, and Tenant has caused to be delivered to Landlord (1) all invoices from the general contractor, subcontractors, and suppliers evidencing the cost of performing the work, together with executed final lien waivers from the general contractor and all subcontractors and suppliers, (2) a CAD set of as-built drawings for the work (if the work was non-cosmetic and construction drawings were prepared to obtain a building permit), (3) evidence of governmental inspection and approval of the work, and (4) evidence of compliance with the Texas Department of Licensing and Regulations’ Texas Accessibility Standards. If, at the request of Tenant, Landlord enters into the construction contract to do the refurbishment work, then the Renovation Allowance shall not be disbursed to Tenant in cash but shall be paid by Landlord as and when the cost of the work is incurred. The Renovation Allowance must be used by December 1, 2011 or any portion not so used by such date shall thereupon belong to Landlord absolutely and Tenant shall have no rights thereto.

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4. Rent. Rent for the Existing Premises shall remain payable as set forth in the Lease. Commencing as of the Suite 110 Commencement Date and continuing through the Suite 110 Term, the Annual Rent and Monthly Installment of Rent due for Suite 110 shall be paid in the manner set forth in the Lease and shall be in the following amounts:

Period		Rentable Square Footage	Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
3/1/2011	4/30/2011	2,778	$0.00	—	$0.00+E
5/1/2011	4/30/2012	2,778	$13.00	$36,114.00	$3,009.50 +E
5/1/2012	4/30/2013	2,778	$14.00	$38,892.00	$3,241.00 +E
5/1/2013	10/31/2013	2,778	$15.00	$41,670.00	$3,472.50 +E

+E = plus electric costs (no abatement of electric costs during initial 2 month base rent free period)

The Annual Rent and Monthly Installment of Rent shall be adjusted pursuant to Article 4 of the Lease and Tenant shall pay for Suite 110 during the Suite 110 Term Tenant’s Proportionate Share (2.2%) of the excess Expenses and Taxes over Base Year (Expenses) (calendar year 2011) and Base Year (Taxes) (calendar year 2011) respectively together with all other charges and payments due under the Lease as therein set forth. The 6% cap on Tenant’s Proportionate Share of Expenses (excluding non-controllable expenses) as set forth in Section 4.2 of the Original Lease shall be disregarded for purposes of this Amendment, and shall not apply to the determination of Tenant’s Proportionate Share of Expenses for Suite 110.

If for any reason (other than a delay caused by Tenant) the HVAC Repairs are not completed by March 1, 2011, then (as Tenant’s sole remedy) Tenant’s two (2) month initial rent free period shall not commence until the HVAC Repairs have been completed. In such event, if so required by Landlord, Tenant shall, within thirty (30) days of receipt thereof, execute a rent commencement memorandum prepared by Landlord to include a revised rent schedule pursuant to this subparagraph.

5. Security Deposit. Tenant has prior to the date of this Amendment paid to Landlord a sum of $3,241 which shall be retained by Landlord with the Security Deposit of $16,822.17 for the Existing Premises (total $20,063.17) pursuant to Article 5 of the Original Lease for the entire of the Premises.

6. Janitorial Costs. Tenant shall remain responsible, at Tenant’s sole cost and expense for all janitorial and/or other cleaning services necessary or appropriate for Suite 110 on the terms set forth in Paragraph 8 of the First Amendment and including the cost of all additional cleaning necessitated by any additional construction work in any portion of Suite 110 undertaken by Tenant with the consent of Landlord both prior to (if Tenant has early entry rights) and after the commencement of the applicable Suite 110 Term.

7. Parking. Effective as of the Suite 110 Commencement Date, an additional eleven (11) unreserved parking spaces shall be allocated to Tenant without charge so that Tenant shall then have the non-exclusive use on a “first-come” “first served” basis for passenger-size automobiles of a total of one hundred seventy-eight (178) unreserved parking spaces in the surface parking area associated with the Building on the terms of the Lease.

8. Landlord Remedies in the Event of a Default. Section 19.3 in the Original Lease (as amended) is hereby further amended so that the Concession Amount as therein defined shall include the

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aggregate of all amounts expended by Landlord for the Suite 110 Work under Exhibit B hereof, for free rent given to Tenant and for brokers’ commissions payable by reason of this Amendment and any future Amendment executed by the parties upon an expansion of the Premises.

9. Early Termination Option. The Termination Fee payable by Tenant upon exercise of its Termination Option as set forth in Paragraph 12 in the First Amendment (as amended) is increased to include all Leasing Costs incurred by Landlord in connection with this Amendment (using straight-line depreciation and an amortization rate of ten percent (10%) as therein set forth), plus, the Monthly Installment of Rent and Tenant’s Proportionate Share of the excess Expenses and Taxes for Suite 110 over the applicable Base Year (calendar year 2011 for Suite 110) for each of calendar months May, June and July 2012.

10. Brokerage. Landlord and Tenant each hereby warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment, other than Fults Commercial, LLC (representing Landlord) and Dominus Commercial, Inc. (representing Tenant). Landlord and Tenant shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party in respect of this Amendment.

11. Tenant’s Authority. Tenant represents and warrants that Tenant has been and is qualified to do business in the State of Texas and that the entity has full right and authority to enter into this Amendment. Each of the persons executing this Amendment on behalf of Tenant warrants that such person has been duly authorized to sign on behalf of Tenant by appropriate actions.

12. Severability. If any term or provision of this Amendment, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Amendment, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Amendment shall be valid and shall be enforceable to the extent permitted by law.

13. Interpretation. Landlord and Tenant agree that each party and its legal counsel has reviewed or had the opportunity to review this Amendment and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in any construction or interpretation of this Amendment.

14. Exculpation. Article 41 of the Original Lease shall apply in full to this Amendment.

15. Survival. All indemnities provided by Tenant and all obligations of Tenant under the Lease as amended from time to time, not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.

16. Ratification. Landlord and Tenant hereby ratify and affirm the Lease, and agree that the Lease is and shall remain in full force and effect, except as expressly amended hereby.

17. Successors and Assigns. The covenants, conditions, provisions and agreements contained in this Amendment shall bind Tenant, its successors and assigns and inure to the benefit of Landlord and its successors and assigns.

18. Counterparts. This Amendment may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. Landlord shall not be bound by this Amendment until it has received a copy of this Amendment duly executed by Tenant and has delivered to Tenant a copy of this Amendment duly executed by Landlord

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[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment is hereby executed by Landlord and Tenant to be effective as of the Effective Date.

LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:
Kim Boudreau, Vice President

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:	Jason D. Wilson
Title:	V.P., Finance

Signature Page

EXHIBIT A

attached to and made a part of Lease Amendment No. 4

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING SUITE 110

This Exhibit A is intended only to show the general layout of Suite 110 as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate. The electrical room shown hatched on the plan is not part of Suite 110 (or the Premises).

A-1

EXHIBIT A-1

attached to and made a part of Lease Amendment No. 4

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

PLAN DEPICTING PREMISES (40,921 sq.ft.)

This Exhibit A-1 is intended only to show the general layout of the Premises (Suites 110, 140, 150 and 160 total 40,921 sq. ft) as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

EXHIBIT “A-1”

REATA Pharmaceuticals

Total Premise

02-08-11

40,921 RSF

A-1-1

LEASE AMENDMENT NO. 5

THIS LEASE AMENDMENT NO. 5 (this “Amendment”) is made and entered into as of May 1, 2011 by and between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals:

WHEREAS, by Lease dated with a Lease Reference Date as of May 25, 2006 between Landlord and Tenant (the “Original Lease”), as amended by Lease Amendment No. 1 dated March 2, 2010 between Landlord and Tenant (the “First Amendment”), Lease Amendment No. 2 dated May 24, 2010 between Landlord and Tenant (the “Second Amendment”) and Lease Amendment No. 3 dated July 1, 2010 between Landlord and Tenant (the “Third Amendment”), and Lease Amendment No. 4 dated February 17, 2010 between Landlord and Tenant (the “Fourth Amendment”), (which Original Lease together with that certain Commencement Date Memorandum dated September 18, 2006 executed by Landlord and Tenant, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are herein together called the “Lease”), the leased space comprising Suite 110, Suite 140, Suite 150 and Suite 160 together measuring approximately 40,921 square feet (as more particularly described in and defined in the Lease as the “Premises”), within the building known as Gateway Commerce I and II, at 2801 Gateway Drive, Irving, Texas 75063 (as more particularly described in and defined in the Lease as the “Building”), was leased to Tenant upon the terms and subject to the conditions contained in the Lease; and

WHEREAS, it was noted that the Lease incorrectly referenced the rent as “plus electric costs” and according Landlord and Tenant have agreed to amend the Lease to correct such error as hereinbelow set forth.

Agreement:

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby acknowledge and agree to the following:

1. No “+ E”. Effective as of the date of the First Amendment, there is deleted from the Lease all references therein to “+E” or “plus electric costs”. The Premises are separately metered and electricity for the common areas is included in Expenses. Landlord confirms that Tenant has not been charged for electric costs on a “+ E” basis and reference to the same in the Lease arose by scrivener’s error only.

2. Ratification. Landlord and Tenant hereby ratify and affirm the Lease, and agree that the Lease is and shall remain in full force and effect, except as expressly amended hereby.

3. Successors and Assigns. The covenants, conditions, provisions and agreements contained in this Amendment shall bind Tenant, its successors and assigns and inure to the benefit of Landlord and its successors and assigns.

4. Counterparts. This Amendment may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment is hereby executed by Landlord and Tenant as of the date hereinabove written.

LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:

Kim Boudreau, Vice President

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:

Name:	Jason D. Wilson

Title:	V.P. Finance

2

LEASE AMENDMENT NO. 6

THIS LEASE AMENDMENT NO. 6 (this “Amendment”) is made and entered into as of July 7, 2011 (the “Effective Date”) by and between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals:

WHEREAS, by Lease dated with a Lease Reference Date as of May 25, 2006 between Landlord and Tenant (the “Original Lease”), as amended by Lease Amendment No. 1 dated March 2, 2010 between Landlord and Tenant (the “First Amendment”), Lease Amendment No. 2 dated May 24, 2010 between Landlord and Tenant (the “Second Amendment”) Lease Amendment No. 3 dated July 1, 2010 between Landlord and Tenant (the “Third Amendment”), Lease Amendment No. 4 dated February 17, 2010 between Landlord and Tenant (the “Fourth Amendment”), and Lease Amendment No. 5 dated May 1, 2011 between Landlord and Tenant (the “Fifth Amendment”), (which Original Lease together with that certain Commencement Date Memorandum dated September 18, 2006 executed by Landlord and Tenant, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are herein together called the “Lease”), the leased space comprising Suite 110, Suite 140, Suite 150 and Suite 160 together measuring approximately 40,921 square feet (collectively, the “Existing Premises”), within that part of the Building (as defined in the Lease) known as Gateway Commerce II, at 2801 Gateway Drive, Irving, Texas 75039 was leased to Tenant upon the terms and subject to the conditions contained in the Lease; and

WHEREAS, Landlord and Tenant have agreed to modify the Lease in the manner hereinafter appearing.

Agreement:

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby acknowledge and agree to the following:

1. Recitals; Definitions. The above Recitals are true and correct and are incorporated herein by reference. Capitalized but otherwise undefined terms herein shall have the meanings set forth for such terms in the Lease.

2. Extension of Term: Renewal Option.

(a) Notwithstanding anything to the contrary contained in the Lease, the Lease Term is extended from its current expiration date of October 31, 2013, so that the same shall expire on October 31, 2015 unless sooner terminated as provided in the Lease as modified by this Amendment. As of the Effective Date, all references to the Term in the Lease, shall mean the Term as extended by this Amendment.

(b) Tenant shall continue to have an option to renew the Term for one additional period of five (5) years as set forth in Paragraph 10 of the First Amendment except only that said Paragraph 10 is revised to provide that (i) such extended Term shall commence as of November 1, 2015; (ii) Tenant’s written notice of exercise of such option must be given no earlier than November 1, 2014 and no later than April 1, 2015 (time being of the essence); and (iii) Tenant must in occupation of all or a portion (but not less than fifty percent (50%) of the Premises as leased by this Amendment, namely, not less than 27,459 square feet, provided that Landlord has in fact delivered possession of Suite 100 and Suite 120 to Tenant prior to the date of Tenant’s exercise of such renewal option).

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3. Lease of Suite 120.

(a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the approximately 5,916 square feet of space (“Suite 120”) located within 2801 Commerce Drive, Irving, Texas 75063 as shown for identification purposes only on Exhibit A attached hereto, on the terms and conditions of the Lease, as modified hereby.

(b) The Term for the lease of Suite 120 shall commence on a date (the “Suite 120 Commencement Date”) which shall be the later of (i) the date that Landlord shall tender possession of Suite 120 upon receipt of vacant possession thereof from the tenant in occupation of Suite 120 as of the Effective Date of this Amendment, and (ii) July 16, 2011, and shall be coterminous with the Term for the Existing Premises as extended under Paragraph 1 above (the “Suite 120 Term”). Landlord shall use reasonable diligence to make Suite 120 available to Tenant as of the target date of July 16, 2011 but shall not be liable for failure to give possession thereof to Tenant on such date for any reason beyond the reasonable control of Landlord, and such failure shall not impair the validity of the Lease, or extend the Term, but the rent and utilities for Suite 120 shall be abated until possession is delivered to Tenant and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of such failure to give possession of Suite 120 to Tenant on the target date of July 16, 2011. Upon determination of the actual Suite 120 Commencement Date, Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit B attached hereto (the “Suite 120 Commencement Date Agreement”). Should Tenant fail to execute and deliver and does not object in writing to the terms of such memorandum agreement within thirty (30) days after Landlord’s request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

(c) Effective as of the Suite 120 Commencement Date and throughout the remainder of the Term as extended by this Amendment, (i) the term “Premises” as used in the Lease, shall refer collectively to the Existing Premises and Suite 120 measuring approximately 46,837 square feet as shown for identification purposes only on Exhibit A-2 attached hereto, unless herein otherwise provided, and (ii) Tenant’s Proportionate Share shall be increased to 37.42% (46,837 sf/125,165 sf).

4. Lease of Suite 100.

(a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the approximately 8,081 square feet of space (“Suite 100”) located within 2801 Commerce Drive, Irving, Texas 75063 as shown for identification purposes only on Exhibit A-1 attached hereto, on the terms and conditions of the Lease, as modified hereby.

(b) The Term for the lease of Suite 100 shall commence on the date that Landlord shall tender possession of Suite 100 upon receipt of vacant possession thereof from the tenant in occupation of Suite 100 as of the Effective Date of this Amendment (the “Suite 100 Commencement Date”) and shall be coterminous with the Term for the Existing Premises as extended under Paragraph 1 above (the “Suite 100 Term”). Landlord will use reasonable diligence to make Suite 100 available to Tenant as of the target date of February 1, 2012 but shall not be liable for failure to give possession thereof to Tenant on such date for any reason beyond the reasonable control of Landlord, and such failure shall not impair the validity of the Lease, or extend the Term, but the rent and utilities for Suite 100 shall be abated until possession is delivered to Tenant and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of such failure to give possession of

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Suite 100 to Tenant on the target date of February 1, 2012. Upon determination of the actual Suite 100 Commencement Date, Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit B-1 attached hereto (the “Suite 100 Commencement Date Agreement”). Should Tenant fail to execute and deliver and does not object in writing to the terms of such memorandum agreement within thirty (30) days after Landlord’s request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

(c) Effective as of the Suite 100 Commencement Date and throughout the remainder of the Term as extended by this Amendment, (i) the term “Premises” as used in the Lease, shall refer collectively to the Existing Premises, Suite 120 and Suite 100 measuring approximately 54,918 square feet as shown for identification purposes only on Exhibit A-3 attached hereto, unless herein otherwise provided, and (ii) Tenant’s Proportionate Share shall be increased to 43.88% (54,918 sf/125,165 sf).

(d) Any tenant improvement work required by Tenant in Suite 100 (the “Suite 100 Work”) shall be performed by Tenant on substantially similar terms to those set forth in the attached Exhibit C. except however that the allowance to be provided by Landlord for the Suite 100 Work shall be at the same rate per square foot as the Suite 120 Allowance prorated by reference to the number of months then remaining in the Lease Term as of the Suite 100 Commencement Date; such allowance must be utilized within six (6) months of the Suite 100 Commencement Date or any portion not so used by such date shall thereupon belong to Landlord absolutely and Tenant shall have no rights thereto.

5. “As-Is” Delivery: Refurbishment Work for Existing Premises. Subject to compliance by Landlord with its repair and maintenance obligations in the Lease, Tenant accepts the Premises for the Term as extended by this Amendment in its “AS-IS” condition. Tenant shall be responsible for performance of any Tenant required improvement work to Suite 120 on the terms of the attached Exhibit C. Tenant acknowledges that (a) no representations, express or implied, regarding the condition of the Premises or the Building have been made by Landlord to Tenant; all implied warranties with respect to the Premises and the Building, including but not limited to those of merchantability and fitness for a particular purpose, are expressly negated and waived, and (b) Landlord shall not be required to perform any demolition work or tenant finish work in the Premises or to provide any allowances therefor, except (i) as expressly set forth in (a) Paragraph 4(d) above with respect to Suite 100, and (b) the work letter attached at Exhibit C to this Amendment with respect to Suite 120, and (ii) Landlord shall provide an allowance of $245,526.00 ($6.00 per square foot in the Existing Premises) (the “Refurbishment Allowance”) towards the cost of refurbishment work to be completed or which has been completed in the six (6) month period prior to the Effective Date for either bio-lab or office finish out that may be undertaken by Tenant in the Existing Premises subject to compliance by Tenant with Article 6 of the Original Lease as modified by this Paragraph. The Refurbishment Allowance shall be used towards (i) the cost of all work, labor, materials and supplies for the refurbishment work, (ii) the cost of all contractor, architectural and design fees therefor, to the extent applicable, (iii) permitting fees for the refurbishment work, if applicable, and (iv) a construction supervision fee to Landlord in the amount of 3% of the aggregate of the amounts of subclauses (i) through (iii). The Refurbishment Allowance may also be used by Tenant in Suite 120 and Suite 100, but this does not reduce any tenant improvement allowances as set forth in this Amendment for those respective suites. The Refurbishment Allowance may not be used for the purchase of furniture, trade fixtures, equipment or inventory or for the payment of data/telecommunication cabling installation costs which shall be Tenant’s responsibility. Tenant shall pay all costs (if any) in excess of the Refurbishment Allowance. If Tenant enters into a construction contract to do the refurbishment work, Tenant shall become entitled to full credit for the Refurbishment Allowance when the work has been substantially completed to Landlord’s reasonable satisfaction in compliance with the Lease, and Tenant has caused to be delivered to Landlord (1) all invoices from the general contractor, subcontractors, and suppliers evidencing the cost of performing the work, together with executed final lien waivers from the general contractor and all subcontractors and suppliers, (2) a CAD set of as-built drawings for the work (if

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the work was non-cosmetic and construction drawings were prepared to obtain a building permit), (3) evidence of governmental inspection and approval of the work, and (4) evidence of compliance with the Texas Department of Licensing and Regulations’ Texas Accessibility Standards. If, at the request of Tenant, Landlord enters into the construction contract to do the refurbishment work, then the Refurbishment Allowance shall not be disbursed to Tenant in cash but shall be paid by Landlord as and when the cost of the work is incurred. The Refurbishment Allowance must be used by June 30, 2012 or any portion not so used by such date shall thereupon belong to Landlord absolutely and Tenant shall have no rights thereto.

6. Rent.

(a) Existing Premises. Rent for the Existing Premises shall remain payable as set forth in the Lease through October 31, 2013. Thereafter, notwithstanding anything to the contrary contained in the Lease, the Annual Rent and Monthly Installment of Rent for the Existing Premises during the remainder of the Term, as extended by this Amendment, shall as follows:

Existing Premises

Period		Rentable Square Footage	Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
11/1/2013	10/31/2014	40,921	$15.50	$634,275.50	$52,856.29
11/1/2014	10/31/2015	40,921	$16.00	$654,736.00	$54,561.33

All other charges due under the Lease with respect to the Existing Premises including Tenant’s Proportionate Share (namely, 32.69%) of excess Expenses and Taxes over Base Year (Expenses) and Base Year (Taxes) respectively (subject to Section 4.2 of the Original Lease and to Paragraph 7 below), shall remain payable as set forth in the Lease during the remainder of the Term as extended by this Amendment.

(b) Suite 120. The Annual Rent and Monthly Installment of Rent due for Suite 120 during the Suite 120 Term shall be paid in the manner set forth in the Lease and shall be in the following amounts:

Suite 120

Period		Rentable Square Footage	Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
7/16/2011*	5/31/2012	5,916	$14.50	$85,782.00	$7,148.50
6/1/2012	10/31/2013	5,916	$15.00	$88,740.00	$7,395.00
11/1/2013	10/31/2014	5,916	$15.50	$91,698.00	$7,641.50
11/1/2014	10/31/2015	5,916	$16.00	$94,656.00	$7,888.00

*	the target commencement date of July 16, 2011 may be subject to adjustment upon determination of the actual Suite 120 Commencement Date.

Commencing as of the Suite 120 Commencement Date and continuing through the Term as extended by this Amendment, Tenant shall pay all other charges and payments due under the Lease, including Tenant’s Proportionate Share (namely 4.73%) of excess Expenses and Taxes over Base Year (Expenses) and Base Year (Taxes) respectively (subject to Section 4.2 of the Original Lease, and to Paragraph 7 below). Such sums shall be due and payable at the same times and in the same manner as the same are payable under the Lease for the Existing Premises.

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Tenant shall be responsible at Tenant’s sole cost and expense to contract and pay for utilities consumed in Suite 120 during the Suite 120 Term and for all janitorial and/or other cleaning services necessary or appropriate for Suite 120 during the Suite 120 Term as required under the Lease.

(c) Suite 100. The Annual Rent and Monthly Installment of Rent due for Suite 100 during the Suite 100 Term shall be paid in the manner set forth in the Lease and shall be in the following amounts:

Suite 100

Period		Rentable Square Footage	Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
2/1/2012*	5/31/2012	8,081	$14.50	$117,174.50	$9,764.54
6/1/2012	10/31/2013	8,081	$15.00	$121,215.00	$10,101.25
11/1/2013	10/31/2014	8.081	$15.50	$125,255.50	$10,437.96
11/1/2014	10/31/2015	8,081	$16.00	$129,296.00	$10,774.67

*	the target commencement date of February 1, 2012 may be subject to adjustment upon determination of the actual Suite 100 Commencement Date.

Commencing as of the Suite 100 Commencement Date and continuing through the Term as extended by this Amendment, Tenant shall pay all other charges and payments due under the Lease, including Tenant’s Proportionate Share (namely, 6.46%) of excess Expenses and Taxes over Base Year (Expenses) and Base Year (Taxes) respectively ( subject to Section 4.2 of the Original Lease, and to Paragraph 7 below). Such sums shall be due and payable at the same times and in the same manner as the same are payable under the Lease for the Existing Premises. Tenant shall be responsible at Tenant’s sole cost and expense to contract and pay for utilities consumed in Suite 100 during the Suite 100 Term and for all janitorial and/or other cleaning services necessary or appropriate for Suite 100 during the Suite 100 Term as required under the Lease.

7. Base Year. Effective as of July 1, 2011 and continuing for the remainder of the Term as extended by this Amendment, the Lease is revised so that (i) Base Year (Expenses) shall be Expenses for January 1, 2011 to December 31, 2011 and (ii) Base Year (Taxes) shall be Taxes for January 1, 2011 to December 31, 2011.

8. Security Deposit. No additional Security Deposit shall be required to be paid by Tenant upon the execution of this Amendment. The Security Deposit currently held by Landlord as of the Effective Date in the amount of $20,063.17 shall apply with respect to the entire of the Premises leased to Tenant by this Amendment.

9. Suite 120 HVAC. Landlord shall deliver vacant possession of Suite 120 to Tenant with the heating, ventilation and air conditioning system (“HVAC”) in good working order and condition as of such date of handover to Tenant. Tenant, shall at its own cost and expense, enter into a regularly scheduled preventive/service contract with a maintenance contractor approved by Landlord for servicing the HVAC as required under Section 7.4 of the Original Lease. In the absence of damage to the HVAC caused by the negligence or willful misconduct of Tenant or any Tenant Entity, or breach by Tenant of its obligation to keep the HVAC regularly maintained and serviced as aforesaid, or unreasonable use of the HVAC by Tenant, Landlord, shall, at Landlord’s cost, be responsible for a period of one (1) year from the Suite 120 Commencement Date (and in any event, not beyond June 30, 2012) to repair or replace as necessary any defective part of such Suite 120 HVAC system that causes a failure in operation.

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10. Parking. Notwithstanding anything to the contrary contained in the Lease, the parking ratio as of the Effective Date and through the remainder of the Term of the Lease as extended by this Amendment, shall for purposes of this Lease be, 4 spaces per 1,000 square feet of rentable space in the Premises so that Tenant shall be entitled to the non-exclusive use of an additional twenty-four (24) unreserved parking spaces as of the Suite 120 Commencement Date and an additional thirty-two (32) unreserved parking spaces as of the Suite 100 Commencement Date and shall then have a combined total of two hundred thirty-four (234) unreserved parking spaces in the surface parking area associated with the Building on the terms of the Lease. Parking shall be available on a “first-come”, “first-served” basis, free of charge, and subject to the terms and conditions of the Lease as modified by this Amendment. The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

11. Early Termination Option. Paragraph 12 in the First Amendment is revised as follows:

(a) The Early Termination Date is extended by one (1) year to April 30, 2013.

(b) The Termination Option shall apply to the Premises in its entirety (including Suite 110 under Paragraph 9 of the Fourth Amendment as amended by this Paragraph 11).

(c) That portion of the Termination Fee which is calculated by reference to payment of three (3) months rent is revised to equal the Monthly Installment of Rent and Tenant’s Proportionate Share of (i) the amount by which Expenses exceed Expenses paid or incurred in Base Year (Expenses) (calendar year 2011) and (ii) the amount by which Taxes exceeds Taxes paid or incurred in Base Year (Taxes) (Taxes for January 1, 2011 to December 2011) for each of calendar months May, June and July 2013. Landlord’s confirmation of Tenant’s Proportionate Share of the excess Expenses and Taxes over the applicable Base Years as aforesaid shall be calculated by reference to Landlord’s then budgeted Expenses and Taxes for calendar year 2013.

(d) The Termination Fee payable by Tenant upon exercise of its Termination Option as set forth in Paragraph 12 in the First Amendment (as amended) is increased to include all Leasing Costs incurred by Landlord in connection with this Amendment (using straight-line depreciation and an amortization rate of ten percent (10%) as therein set forth), plus, the Monthly Installment of Rent for Suite 100 and Suite 120 and Tenant’s Proportionate Share (namely, 11.19%) of (i) the amount by which Expenses exceed Expenses paid or incurred in Base Year (Expenses) (calendar year 2011) and (ii) the amount by which Taxes exceeds Taxes paid or incurred in Base Year (Taxes) (Taxes for January 1, 2011 to December 2011) for each of calendar months May, June and July 2013.

12. Right of First Refusal. Exhibit C attached to the First Amendment is revised so that (i) the ROFR Space shall comprise the remaining space contiguous to the Premises shown for identification purposes on the plan attached at Exhibit A-5 hereto and (ii) upon receipt of an ROFR Notice, Tenant shall have a period of five (5) business days from the date of delivery of the ROFR Notice in which to unconditionally and irrevocably exercise Tenant’s right to lease the Available ROFR Space on the terms of the said Exhibit C.

13. Landlord Remedies in the Event of a Default. Section 19.3 in the Original Lease, as amended, is further amended so that the Concession Amount as therein defined shall include the aggregate of all amounts expended by Landlord for the Refurbishment Allowance, the Suite 100 Allowance and the Suite 120 Allowance, and for brokers’ commissions payable by reason of this Amendment and any future Amendment executed by the parties upon an expansion of the Premises.

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15. Brokerage. Landlord and Tenant each hereby warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment, other than Fults Commercial, LLC and Transwestern Commercial Services Central Region, L.P. (representing Landlord) and Dominus Commercial, Inc. (representing Tenant). Landlord and Tenant shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party in respect of this Amendment.

16. Tenant’s Authority. Tenant represents and warrants that Tenant has been and is qualified to do business in the State of Texas and that the entity has full right and authority to enter into this Amendment. Each of the persons executing this Amendment on behalf of Tenant warrants that such person has been duly authorized to sign on behalf of Tenant by appropriate actions.

17. Severability. If any term or provision of this Amendment, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Amendment, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Amendment shall be valid and shall be enforceable to the extent permitted by law.

18. Interpretation. Landlord and Tenant agree that each party and its legal counsel has reviewed or had the opportunity to review this Amendment and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in any construction or interpretation of this Amendment.

19. Exculpation. Article 41 of the Original Lease shall apply in full to this Amendment.

20. Survival. All indemnities provided by Tenant and all obligations of Tenant under the Lease as amended from time to time, not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.

21. Ratification. Landlord and Tenant hereby ratify and affirm the Lease, and agree that the Lease is and shall remain in full force and effect, except as expressly amended hereby.

22. Examination Not Option. Landlord shall not be bound by this Amendment until it has received a copy of this Amendment duly executed by Tenant and has delivered to Tenant a copy of this Amendment duly executed by Landlord.

23. Successors and Assigns. The covenants, conditions, provisions and agreements contained in this Amendment shall bind Tenant, its successors and assigns and inure to the benefit of Landlord and its successors and assigns.

24. Counterparts. This Amendment may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. Landlord shall not be bound by this Amendment until it has received a copy of this Amendment duly executed by Tenant and has delivered to Tenant a copy of this Amendment duly executed by Landlord.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment is hereby executed by Landlord and Tenant as of the Effective Date.

LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:

Kim Boudreau, Vice President

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:

Jason Wilson, Vice President, Finance

8

EXHIBIT A

attached to and made a part of Lease Amendment No. 6

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING SUITE 120

This Exhibit A is intended only to show the general layout of Suite 120 as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-1

EXHIBIT A-1

attached to and made a part of Lease Amendment No. 6

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING SUITE 100

This Exhibit A-1 is intended only to show the general layout of Suite 100 as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-1-1

EXHIBIT A-2

attached to and made a part of Lease Amendment No. 6

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING PREMISES (46,837 SF)

This Exhibit A-2 is intended only to show the general layout of the Premises (46,837 sf) as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-2-1

EXHIBIT A-3

attached to and made a part of Lease Amendment No. 6

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING PREMISES (54,918 SF)

This Exhibit A-3 is intended only to show the general layout of the Premises (54,918 sf) as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-3-1

EXHIBIT A-4

attached to and made a part of Lease Amendment No. 6

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING ROFR SPACE

This Exhibit A-4 is intended only to show the general layout of the ROFR Space as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-4-1

EXHIBIT B

attached to and made a part of Lease Amendment No. 6

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

SUITE 120 COMMENCEMENT DATE AGREEMENT

THIS SUITE 120 COMMENCEMENT DATE AGREEMENT (this “Agreement”) dated             , 2011 is between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

W I T N E S S E T H:

A. Landlord and Tenant executed that certain Lease Amendment No. 6 dated June     , 2011 (the “Sixth Amendment”).

B. Landlord and Tenant now desire to set forth in writing the actual Suite 120 Commencement Date.

NOW THEREFORE in consideration of the mutual covenants and promises contained herein and other valuable consideration, the parties agree as follows:

1.	The Suite 120 Commencement Date is , 20 .

2.	The date of expiration of the Suite 120 Term is October 31, 2015.

3.	The schedule of the Annual Rent and Monthly Installment of Rent in Paragraph 6(b) of the Sixth Amendment is deleted in its entirety, and the following is substituted therefor:

[Insert rent schedule for Suite 120]

Note -this Paragraph 3 shall not be required if there is no change to the dates in the rent schedule at Paragraph 6(b)

4.	All capitalized terms not defined herein shall have the meaning assigned to them in the Sixth Amendment.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on the day and year first above written.

LANDLORD:	TENANT:

SDCO GATEWAY COMMERCE I & II, INC.,	REATA PHARMACEUTICALS, INC.,
a Delaware corporation	a Delaware corporation

By:	By:
Kim Boudreau, Vice President	Jason Wilson, Vice President, Finance

B-1

EXHIBIT B-1

attached to and made a part of Lease Amendment No. 6

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

SUITE 100 COMMENCEMENT DATE AGREEMENT

THIS SUITE 100 COMMENCEMENT DATE AGREEMENT (this “Agreement”) dated             , 20     is between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

W I T N E S S E T H:

A. Landlord and Tenant executed that certain Lease Amendment No. 6 dated June     , 2011 (the “Sixth Amendment”).

B. Landlord and Tenant now desire to set forth in writing the actual Suite 100 Commencement Date.

NOW THEREFORE in consideration of the mutual covenants and promises contained herein and other valuable consideration, the parties agree as follows:

1.	The Suite 100 Commencement Date is , 20 .

2.	The date of expiration of the Suite 100 Term is October 31, 2015.

3.	The schedule of the Annual Rent and Monthly Installment of Rent in Paragraph 6(c) of the Sixth Amendment is deleted in its entirety, and the following is substituted therefor:

[Insert rent schedule for Suite 100]

Note -this Paragraph 3 shall not be required if there is no change to the dates in the rent schedule at Paragraph 6(c)

4.	All capitalized terms not defined herein shall have the meaning assigned to them in the Sixth Amendment.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on the day and year first above written.

LANDLORD:	TENANT:

SDCO GATEWAY COMMERCE I & II, INC.,	REATA PHARMACEUTICALS, INC.,
a Delaware corporation	a Delaware corporation

By:	By:
Kim Boudreau, Vice President	Jason Wilson, Vice President, Finance

B-1-1

EXHIBIT C

attached to and made a part of Lease Amendment No. 6

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

TENANT IMPROVEMENT WORK FOR SUITE 120

(Tenant does the Work)

1. Construction Representatives. Landlord’s and Tenant’s representatives for coordination of construction will be as follows, provided that either party may change its representative upon written notice to the other:

Landlord’s Representative:	John Jenkin
Transwestern Commercial Services
5950 Sherry Lane, Suite 215
Dallas, TX 75225
Phone: (214) 273-2304
Email: john.jenkin@transwestem.net

Tenant’s Representative:	Doug Wolf
Scott & Reid General Contractors
14785 Preston Road, Suite 990
Dallas, Texas 75254
Phone: (469) 374-3400
Email: dwolf@scottandreid.com

2. Plans and Specifications.

(a) Consultants. Tenant shall employ such consultants as shall first be reasonably approved in writing by Landlord (the “Consultants”) for the preparation of plans, drawings and specifications pertaining to the improvement work which Tenant intends to perform in Suite 120 (the “Suite 120 Work”). All Consultants engaged by Tenant and approved by Landlord prior to the Effective Date for the performance of construction work in the Existing Premises are also approved for the Suite 120 Work as applicable.

(b) Drawings. Tenant shall within thirty (30) days of the Effective Date of this Amendment, provide to Landlord’s Representative for approval by Landlord (not to be unreasonably withheld) working drawings, prepared by the Consultants for the construction of the improvements required by Tenant in Suite 120 and comprising the Suite 120 Work in accordance with all applicable laws. Landlord’s Representative shall notify Tenant by email whether it approves of the submitted working drawings within five (5) business days after Tenant’s submission thereof. If Landlord via Landlord’s Representative disapproves in writing of such working drawings, then Landlord’s Representative shall notify Tenant thereof by email specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five (5) business days after such notice, revise such working drawings in accordance with Landlord’s reasonable objections and submit the revised working drawings to Landlord’s

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Representative for Landlord’s review and approval. If Landlord’s Representative has not responded to Tenant within the five (5) business day period as aforesaid, then Tenant shall send a further written notice by email to Landlord’s Representative with a copy to (i) Kim Boudreau at kim.boudreau@rreef.com and (ii) Claudia Ferrara at claudia.ferrara@transwestern.net in both cases in capitals and bold with the words “REATA BUILD-OUT: SECOND NOTICE-IMMEDIATE ATTENTION REQUIRED”. Landlord via Landlord’s Representative shall respond by providing by email approval or, if applicable disapproval, with Landlord’s reasons specified therefor, within three (3) business days of receipt of such second notice. Such approval process shall continue with both parties acting reasonably and in good faith until the construction drawings are finalized. As used herein, the “Suite 120 Drawings” shall mean the final working drawings reasonably approved by Landlord, as amended from time to time by any approved changes thereto. No Suite 120 Work may commence pending approval by Landlord of the Suite 120 Drawings and receipt by Tenant of any permit required therefor under applicable law. Any approval of the Suite 120 Drawings by Landlord shall not constitute a representation or warranty of Landlord that the Suite 120 Drawings are adequate for any use, purpose, or conditions, or that the Suite 120 Drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Suite 120 Work. Upon Substantial Completion (as defined below) of the Suite 120 Work, Tenant shall deliver to Landlord a CAD set of as-built drawings for the Suite Work.

(c) Changes. After approval of the Suite 120 Drawings, Tenant may from time to time make changes to the Suite 120 Drawings by delivering written notice to Landlord, specifying in detail the requested change and within five (5) business days of receipt of such request, Landlord shall advise Tenant in writing if it approves such change, such approval not to be unreasonably withheld. If Tenant requests any changes to any submitted Suite 120 Drawings and, if Landlord approves such requested changes, then any additional costs necessitated thereby shall be included in the Total Suite 120 Construction Costs (defined below).

3. Construction of the Suite 120 Work. Subject as herein stated, following Landlord’s final approval of the Suite 120 Drawings and receipt by Tenant of a permit therefor, Tenant shall diligently commence construction of the Suite 120 Work in accordance with the Suite 120 Drawings in a good and workmanlike manner using Building standard materials unless otherwise specified in the Suite 120 Drawings and in compliance with applicable law, ordinance, code, and regulation in all material respect, and shall obtain all permits, licenses, and all other governmental improvements requisite for the construction thereof. Scott & Reid General Contractors are approved as Tenant’s General Contractor (herein so called). All sub-contractors shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld or delayed. Any sub-contractors approved by Landlord with respect to the prior work undertaken by Tenant in the Existing Premises are also approved hereunder for the Suite 120 Work, to the extent applicable. Landlord’s response regarding approval of all other subcontractors shall be provided within seventy-two (72) hours of request therefor. The General Contractor and all subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance must be received by Landlord before the Suite 120 Work is commenced to the extent not already delivered to Landlord by such date. The Suite 120 Work shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord’s other contractors, the operation of the Building, and the occupancy thereof by other tenants. The General Contractor and all subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Suite 120 Work (e.g., excess electricity, etc.). Landlord assumes no liability for special, consequential, or incidental damages of any kind whatsoever in connection with the

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design or construction of the Suite 120 Work, and the obtaining of permits, licenses and approvals, and makes no representations, warranties, or guaranties regarding the same, expressed or implied, including, without limitation, warranties of merchantability, compliance with applicable laws, fitness for a particular purpose, or habitability.

4. Substantial Completion. “Substantial Completion” shall occur when the Suite 120 Work is substantially completed in accordance with the Suite 120 Drawings to Tenant’s and Landlord’s reasonable satisfaction.

5. Construction Costs. Tenant shall bear the entire cost of performing the Suite 120 Work (including, without limitation, design of the Suite 120 Work, costs of preparation of the Suite 120 Drawings, costs of construction labor and materials, related taxes and insurance costs, all of which costs are herein collectively called the “Total Suite 120 Construction Costs”) in excess of the Suite 120 Allowance (hereinafter defined). On or after Substantial Completion, Tenant will provide Landlord with a reasonably detailed itemization of the Total Suite 120 Construction Costs together with supporting documentation including, the General Contractor’s, subcontractors’ and suppliers’ invoices.

6. Construction Allowance.

(a) Landlord shall provide to Tenant a construction allowance (the “Suite 120 Allowance”) not exceeding $80,457.60 (namely, $13.60 per square foot on 5,916 sq. ft.) for office finish-out only within Suite 120. The Suite 120 Allowance shall be used for (i) construction costs under the construction contract and subcontracts, (ii) a construction management fee of 3% of Total TI Construction Costs to be paid to Landlord (and which shall be deducted by Landlord from the Suite 120 Allowance), and (iii) the cost of the Suite 120 Drawings and the construction documents, including any third party fees incurred by Landlord to pay for review of the Suite 120 Drawings by Landlord’s consultants, including the Building’s mechanical and electrical engineers. The Suite 120 Allowance may not be used for the purchase of furniture, trade fixtures, equipment or inventory or for move-in costs, or for the payment of data/telecommunication cabling installation costs which shall be Tenant’s responsibility. Landlord agrees that a sum of up to 3% of hard costs may be deducted from any remaining Suite 120 Allowance for payment of Tenant’s construction manager.

(b) No more frequently than once every thirty (30) days, Tenant may request payment to Tenant from the Suite 120 Allowance for work performed during the previous thirty (30) day period. Each of Landlord’s progress payments shall be limited to an amount equal to the aggregate amounts for which payment by Tenant is due (as certified by Tenant’s independent architect) to the General Contractor, subcontractors and suppliers which have not been subject to previous disbursements from Landlord. Such progress payments shall be made within thirty (30) days next following the delivery to Landlord of requisition therefor, signed by Tenant’s independent architect, which requisitions shall set forth the names of each contractor, subcontractor and supplier to whom payment is due, and the amount thereof, and shall be accompanied by (i) invoices and signed waivers and releases of lien in form reasonably acceptable to Landlord from the General Contractor and all subcontractors, and suppliers covering all work and materials which were the subject of progress payments by Landlord (and if applicable, Tenant), (ii) a written certification from Tenant’s architect that the work which is being paid by such progress payment has been completed substantially in accordance with plans previously approved by Landlord, and (iii) such other documents and information as Landlord may reasonably request. Landlord may retain ten percent (10%) of amounts due for such work (or such larger amount which may be required by statute, if applicable), with the final payment of such retainage being payable within thirty (30) days following Substantial Completion of the Suite 120 Work and Tenant’s delivery to Landlord of

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(1) all invoices and final lien waivers from the General Contractor, subcontractors, and suppliers in form reasonably acceptable to Landlord, (2) a CAD set of as-built Drawings for the Suite 120 Work, (3) a certificate of occupancy from the appropriate governmental authority, if applicable to the Suite 120 Work, or evidence of governmental inspection and approval of the Suite 120 Work, and (4) evidence of compliance with the Texas Accessibility Standards of the Texas Department of Licensing and Regulations. The Suite 120 Allowance must be used by Tenant by December 1, 2011; any portion which is not so used shall thereupon belong to Landlord absolutely and Tenant shall have no rights thereto.

7. Construction Management Fee. Landlord, or its designated agent or representative, shall supervise the Suite 120 Work, and coordinate the relationship between the Suite 120 Work, the Building, and the Building’s systems. In consideration for Landlord’s construction supervision services, Tenant shall pay to Landlord a construction management fee equal to three percent (3%) of the Total Suite 120 Construction Costs. Such construction management fee shall be paid by Tenant upon Substantial Completion of the Suite 120 Work and shall be deducted from the Suite 120 Allowance.

8. Insurance. Unless Landlord expressly agrees otherwise in writing all of the leasehold improvements, alterations and additions included in the Suite 120 Work shall be covered at Tenant’s expense throughout the Lease term up to the full replacement value thereof under the All Risk or Special Coverage Form coverage or equivalent thereof required to be obtained by Tenant under the Lease. Tenant shall be responsible for the repair or replacement of the same in the event of a casualty.

[Remainder of Page Intentionally Left Blank]

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LEASE AMENDMENT NO. 7

THIS LEASE AMENDMENT NO. 7 (this “Amendment”) is made and entered into as of July 23, 2012 (the “Effective Date”) by and between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals:

WHEREAS, by Lease dated with a Lease Reference Date as of May 25, 2006 between Landlord and Tenant (the “Original Lease”), as amended by Lease Amendment No. 1 dated March 2, 2010 between Landlord and Tenant (the “First Amendment”), Lease Amendment No. 2 dated May 24, 2010 between Landlord and Tenant (the “Second Amendment”) Lease Amendment No. 3 dated July 1, 2010 between Landlord and Tenant (the “Third Amendment”), Lease Amendment No. 4 dated February 17, 2011 between Landlord and Tenant (the “Fourth Amendment”), Lease Amendment No. 5 dated May 1, 2011 between Landlord and Tenant (the “Fifth Amendment”) and Lease Amendment No. 6 dated July 7, 2011 between Landlord and Tenant (the “Sixth Amendment”), (which Original Lease together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment and all Commencement Date Agreements executed by Landlord and Tenant in connection therewith are herein together called the “Lease”), the leased space comprising Suites 100, 110, 120, 140, 150 and 160 together measuring approximately 54,918 square feet (collectively, the “Existing Premises”), within that part of the Building (as defined in the Lease) known as Gateway Commerce II (herein so called), at 2801 Gateway Drive, Irving, Texas 75039 was leased to Tenant upon the terms and subject to the conditions contained in the Lease; and

WHEREAS, Landlord and Tenant have agreed to modify the Lease in the manner hereinafter appearing.

Agreement:

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby acknowledge and agree to the following:

1. Recitals; Definitions. The above Recitals are true and correct and are incorporated herein by reference. Capitalized but otherwise undefined terms herein shall have the meanings set forth for such terms in the Lease.

2. Extension of Term. Notwithstanding anything to the contrary contained in the Lease, the Lease Term is extended from its current expiration date of October 31, 2015, so that the same shall expire on October 31, 2018 unless sooner terminated as provided in the Lease as modified by this Amendment. As of the Effective Date, all references to the Term in the Lease, shall mean the Term as extended by this Amendment. Tenant shall have no further right to extend the Term of the Lease except only as set forth in Paragraph 12 below and all existing renewal options in the Lease, including as set forth in Paragraph 10 of the First Amendment are deleted.

3. Lease of Suite 180.

(a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the approximately 8,129 square feet of space (“Suite 180”) located within Gateway Commerce II as shown for identification purposes only on Exhibit A attached hereto, on the terms and conditions of the Lease, as modified hereby.

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(b) The Term for the lease of Suite 180 shall commence on a date (the “Suite 180 Commencement Date”) which shall be the later of (i) the date that Landlord shall tender possession of Suite 180 upon receipt of vacant possession thereof from the tenant in occupation of Suite 180 as of the Effective Date of this Amendment, and (ii) November 1, 2012, and shall be coterminous with the Term for the Existing Premises as extended under Paragraph 1 above (the “Suite 180 Term”). Landlord shall use reasonable diligence to make Suite 180 available to Tenant as of the target date of November 1, 2012 but shall not be liable for failure to give possession thereof to Tenant on such date for any reason beyond the reasonable control of Landlord, and such failure shall not impair the validity of the Lease, or extend the Term, but the rent and utilities for Suite 180 shall be abated until possession is delivered to Tenant and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of such failure to give possession of Suite 180 to Tenant on the target date of November 1, 2012. Notwithstanding the foregoing, if Landlord cannot deliver possession of Suite 180 to Tenant by February 28, 2013, other than by reason of any delay caused by Tenant, or any casualty or condemnation event (in which case the casualty or condemnation provisions in the Lease shall prevail), then as Tenant’s sole remedy, this Amendment shall be null and void and the prior Lease termination date of October 31, 2015 shall remain. Subject thereto, upon determination of the actual Suite 180 Commencement Date, Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit B attached hereto (the “Suite 180 Commencement Date Agreement”). Should Tenant fail to execute and deliver and does not object in writing to the terms of such memorandum agreement within thirty (30) days after Landlord’s request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

(c) Effective as of the Suite 180 Commencement Date and throughout the remainder of the Term as extended by this Amendment, (i) the term “Premises” as used in the Lease, shall refer collectively to the Existing Premises and Suite 180 measuring approximately 63,047 square feet as shown for identification purposes only on Exhibit A-2 attached hereto, unless herein otherwise provided, and (ii) Tenant’s Proportionate Share shall be increased to 50.37% (63,047 sf/125,165 sf).

4. “As-Is” Delivery: Refurbishment Work for Existing Premises. Subject to compliance by Landlord with its repair and maintenance obligations in the Lease, Tenant accepts the Premises for the Term as extended by this Amendment in its “AS-IS” condition. Tenant shall be responsible for performance of any Tenant required improvement work to Suite 180 on the terms of the attached Exhibit C. Tenant acknowledges that (a) no representations, express or implied, regarding the condition of the Premises or the Building have been made by Landlord to Tenant; all implied warranties with respect to the Premises and the Building, including but not limited to those of merchantability and fitness for a particular purpose, are expressly negated and waived, and (b) Landlord shall not be required to perform any demolition work or tenant finish work in the Premises or to provide any allowances therefor, except (i) as expressly set forth in the work letter attached at Exhibit C to this Amendment with respect to Suite 180, and (ii) Landlord shall provide an allowance of $329,508 ($6.00 per square foot in the Existing Premises) (the “New Refurbishment Allowance”) towards the cost of bio-lab and/or office space refurbishment to be completed or that has been completed in the six month period prior to the Effective Date of this Amendment (provided that such prior work has not already been the subject of any tenant improvement allowance payment previously made by Landlord pursuant to any prior Lease amendment between Landlord and Tenant), that may be undertaken by Tenant in the Existing Premises subject to compliance by Tenant with Article 6 of the Original Lease as modified by this Paragraph. The New Refurbishment Allowance shall be used towards (i) the cost of all work, labor, materials and supplies for the refurbishment work, (ii) the cost of all contractor, architectural and design fees therefor, to the extent applicable, (iii) permitting fees for the refurbishment work, if applicable, and (iv) a construction

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supervision fee to Landlord in the amount of 3% of the aggregate of the amounts of subclauses (i) through (iii). The New Refurbishment Allowance may also be used by Tenant in Suite 180 but this does not reduce any tenant improvement allowance for Suite 180 as set forth in the attached Exhibit C. The New Refurbishment Allowance may not be used for the purchase of furniture, trade fixtures, equipment or inventory or for the payment of data/telecommunication cabling installation costs which shall be Tenant’s responsibility. Tenant shall pay all costs (if any) in excess of the New Refurbishment Allowance. If Tenant enters into a construction contract to do the refurbishment work, Tenant shall become entitled to full credit for the New Refurbishment Allowance when the work has been substantially completed to Landlord’s reasonable satisfaction in compliance with the Lease, and Tenant has caused to be delivered to Landlord (1) all invoices from the general contractor, subcontractors, and suppliers evidencing the cost of performing the work, together with executed final lien waivers from the general contractor and all subcontractors and suppliers, (2) a CAD set of as-built drawings for the work (if the work was non-cosmetic and construction drawings were prepared to obtain a building permit), (3) evidence of governmental inspection and approval of the work, and (4) evidence of compliance with the Texas Department of Licensing and Regulations’ Texas Accessibility Standards. If, at the request of Tenant, Landlord enters into the construction contract to do the refurbishment work, then the New Refurbishment Allowance shall not be disbursed to Tenant in cash but shall be paid by Landlord as and when the cost of the work is incurred. The New Refurbishment Allowance must be used by December 31, 2014 or any portion not so used by such date shall belong to Landlord absolutely and Tenant shall have no rights thereto.

5. Rent.

(a) Existing Premises. Rent for the Existing Premises shall remain payable as set forth in the Lease through October 31, 2015. Thereafter and notwithstanding anything to the contrary contained in the Lease, the Annual Rent and Monthly Installment of Rent for the Existing Premises during the remainder of the Term, as extended by this Amendment, shall as follows:

Existing Premises

Period		Rentable Square	Annual Rent	Annual	Monthly
		Footage	Per Square Foot	Rent	Installment of Rent
11/1/2015	10/31/2016	54,918	$16.50	$906,147.00	$75,512.25
11/1/2016	10/31/2017	54,918	$17.00	$933,606.00	$77,800.50
11/1/2017	10/31/2018	54,918	$17.50	$961,065.00	$80,088.75

All other charges due under the Lease with respect to the Existing Premises including Tenant’s Proportionate Share (namely 43.88%) of excess Expenses and Taxes over Base Year (Expenses) and Base Year (Taxes) respectively, shall remain payable as set forth in the Lease during the remainder of the Term as extended by this Amendment. There shall be no change in the applicable Base Year (namely 2011) for Expenses and Taxes payable for the Existing Premises.

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(b) Suite 180. The Annual Rent and Monthly Installment of Rent due for Suite 180 during the Suite 180 Term shall be paid in the manner set forth in the Lease and shall be in the following amounts:

Suite 180

Period		Rentable Square	Annual Rent	Annual	Monthly
		Footage	Per Square Foot	Rent	Installment of Rent
11/1/2012*	2/28/2013	8,129	$0.00	$0.00	$0.00
3/1/2013	10/31/2013	8,129	$15.00	$121,935.00	$10,161.25
11/1/2013	10/31/2014	8,129	$15.50	$125,999.50	$10,499.96
11/1/2014	10/31/2015	8,129	$16.00	$130,064.00	$10,838.67
11/1/2015	10/31/2016	8,129	$16.50	$134,128.50	$11,177.38
11/1/2016	10/31/2017	8,129	$17.00	$138,193.00	$11,516.08
11/1/2017	10/31/2018	8,129	$17.50	$142,257.50	$11,854.79

*	the target commencement date of November 1, 2012 may be subject to adjustment upon determination of the actual Suite 180 Commencement Date.

Commencing as of the Suite 180 Commencement Date and continuing through the Suite 180 Term, Tenant shall pay all other charges and payments due under the Lease, including Tenant’s Proportionate Share (namely 6.49%) of excess Expenses and Taxes over Base Year (Expenses) and Base Year (Taxes) respectively (subject to Section 4.2 of the Original Lease, and to Paragraph 6 below). Such sums shall be due and payable at the same times and in the same manner as the same are payable under the Lease for the Existing Premises. Tenant shall be responsible at Tenant’s sole cost and expense to contract and pay for utilities consumed in Suite 180 during the Suite 180 Term and for all janitorial and/or other cleaning services necessary or appropriate for Suite 180 during the Suite 180 Term as required under the Lease.

6. Base Year for Suite 180. Effective as of the Suite 180 Commencement Date and continuing for the remainder of the Suite 180 Term, the Lease is revised so that with respect to Suite 180 only (i) Base Year (Expenses) shall be Expenses for January 1, 2013 to December 31, 2013 and (ii) Base Year (Taxes) shall be Taxes for January 1, 2013 to December 31, 2013. Such revised Base Year shall pertain to Suite 180 only.

7. Security Deposit. No additional Security Deposit shall be required to be paid by Tenant upon the execution of this Amendment. The Security Deposit currently held by Landlord as of the Effective Date in the amount of $20,063.17 shall apply to the entire of the Premises leased to Tenant by this Amendment.

8. Suite 180 HVAC. Landlord shall deliver vacant possession of Suite 180 to Tenant with the heating, ventilation and air conditioning system (“HVAC”) in good working order and condition as of such date of handover to Tenant. Tenant, shall at its own cost and expense, enter into a regularly scheduled preventive/service contract with a maintenance contractor approved by Landlord for servicing the HVAC as required under Section 7.4 of the Original Lease. In the absence of damage to the HVAC caused by the negligence or willful misconduct of Tenant or any Tenant Entity, or breach by Tenant of its obligation to keep the HVAC regularly maintained and serviced as aforesaid, or unreasonable use of the HVAC by Tenant, Landlord, shall, at Landlord’s cost, be responsible for a period of one (1) year from the Suite 180 Commencement Date, to repair or replace as necessary any defective part of such Suite 180 HVAC system that causes a failure in operation.

9. Parking. Effective as of the Suite 180 Commencement Date and continuing for the remainder of the Suite 180 Term, Tenant shall be allowed the non-exclusive use of an additional 4 unreserved parking spaces per 1,000 square feet of rentable space in Suite 180, namely, thirty-two (32) additional unreserved parking spaces so that Tenant shall then have a combined total of two hundred sixty-six (266) unreserved parking spaces in the surface parking area associated with the Building on the terms of the Lease. Parking shall be available on a “first-come”, “first-served” basis, free of charge, and

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subject to the terms and conditions of the Lease as modified by this Amendment. The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

10. Early Termination Option. Paragraph 12 in the First Amendment is revised as follows:

(a) The Early Termination Date is extended to December 31, 2014.

(b) The Termination Option shall apply to the Premises in its entirety (including Suite 180).

(c) That portion of the Termination Fee which is calculated by reference to payment of three (3) months rent is revised to equal the Monthly Installment of Rent and Tenant’s Proportionate Share of (i) the amount by which Expenses exceed Expenses paid or incurred in the applicable Base Year (Expenses) (namely, calendar year 2011 with respect to the Existing Premises and calendar year 2013 with respect to Suite 180) and (ii) the amount by which Taxes exceeds Taxes paid or incurred in the applicable Base Year (Taxes) (namely, Taxes for January 1, 2011 to December 31, 2011 with respect to the Existing Premises and Taxes for January 1, 2013 to December 31, 2013 with respect to Suite 180) for each of calendar months January, February and March 2015. The amount of the Termination Fee shall be confirmed by Landlord within thirty (30) of receipt of written request therefor, which request shall be given by Tenant no earlier than March 1, 2014 and Landlord’s confirmation of Tenant’s Proportionate Share of the excess Expenses and Taxes over the applicable Base Years as aforesaid shall be calculated by reference to Landlord’s then budgeted Expenses and Taxes for calendar year 2014.

(d) The Termination Fee payable by Tenant upon exercise of its Termination Option as set forth in Paragraph 12 in the First Amendment (as amended) is increased to include all Leasing Costs incurred by Landlord in connection with this Amendment (using straight-line depreciation and an amortization rate of ten percent (10%) as therein set forth), plus, the Monthly Installment of Rent for Suite 180 and Tenant’s Proportionate Share (namely, 6.49%) of (i) the amount by which Expenses exceed Expenses paid or incurred in Base Year (Expenses) (calendar year 2013) and (ii) the amount by which Taxes exceeds Taxes paid or incurred in Base Year (Taxes) (Taxes for January 1, 2013 to December 2013) for each of calendar months January, February and March 2015 (calculated by reference to Landlord’s then budgeted Expenses and Taxes for calendar year 2014).

11. Right of First Refusal. By reason of the lease of Suite 180 to Tenant hereunder, there is no additional ROFR Space available within Gateway Commerce II and accordingly, the ROFR Space as defined in Exhibit C attached to the First Amendment as revised by Paragraph 12 of the Sixth Amendment and Exhibit A-4 attached thereto (incorrectly referenced in said Paragraph 12 as Exhibit A-5) is further revised to mean the vacant leasable space from time to time at Gateway Commerce I (herein so called) at 6330 Commerce, Irving, Texas. All ROFR Space is subordinate to all rights of renewal, extension, expansion, relocation or first offer or refusal rights thereto in favor of other tenants in the Building (Gateway Commerce I and II) as of the Effective Date of this Amendment. Tenant acknowledges that this option is also subordinate to Landlord’s right to negotiate new leases with all tenants currently occupying ROFR Space pursuant to existing leases or agreements whether or not such leases or agreements contain rights of renewal, and Landlord shall not be required to deliver a ROFR Notice to Tenant before consummating any new lease between Landlord and such tenants or subtenants for ROFR Space, and Tenant may not exercise its option hereunder with respect to such ROFR Space. Paragraph (d)(v) in Exhibit C attached to the First Amendment is revised so that Tenant’s right of first refusal option shall terminate and be of no further force or effect if there is less than twelve (12) months remaining in the Term and Tenant has not exercised its renewal option or irrevocably agreed in writing with Landlord to extend the Lease Term upon terms acceptable to both Landlord and Tenant in their sole discretion.

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12. Renewal Option. Provided (i) there has been no more than two (2) monetary Events of Default as set forth in Section 19.9 of the Original Lease, in which Tenant fails to pay Landlord an amount exceeding $2,500.00 during the twelve (12) month period immediately preceding Tenant’s exercise of the renewal option under this Paragraph 12, (ii) Tenant is not then in default at the time of exercise of the renewal option hereunder permitted, and (iii) Tenant is then in occupation of at least fifty percent (50%) of the Premises as leased by this Amendment, namely, not less than 31,524 rentable square feet, provided that Landlord has in fact delivered possession of Suite 180, Tenant shall have the option to renew the Lease for one (1) additional term of five (5) years commencing as of November 1, 2018 , on the same terms and conditions set forth in the Lease, except as modified by the terms, covenants and conditions as set forth below:

(a) If Tenant elects to exercise said option, then Tenant shall provide Landlord with an irrevocable written notice of exercise of the option no earlier than August 1, 2017 and no later than November 1, 2017. Time shall be of the essence herein so that if Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of the Lease.

(b) The Annual Rent in effect at the expiration of the then Term of the Lease shall be adjusted to reflect the then current fair market rental for comparable space in other comparable buildings in the submarket in which the Building is located, having regard to all allowances and leasing concessions including the availability of parking and any parking charges therefor as of the date the renewal term is to commence and taking into account the specific provisions of the Lease except to the extent hereunder provided. Landlord shall advise Tenant of the new Annual Rent and Monthly Installment of Rent for the Premises no later than thirty (30) days after receipt of Tenant’s written request therefor. Said request shall be made no earlier than thirty (30) days prior to the date on which Tenant may exercise its option under this Paragraph 12. Tenant shall have twenty (20) days from said notification to provide Landlord with written notice that Tenant accepts or rejects the revised Annual Rent and Monthly Installment of Rent for the renewal Term. If Tenant fails to provide such notice, then Tenant shall be deemed to have waived its option to renew the Lease, and Tenant shall have no further or additional right to extend the Term of the Lease. If Tenant accepts in writing Landlord’s determination of the revised Annual Rent and Monthly Installment of Rent for the renewal Term then such acceptance shall be irrevocable. If Tenant, within the 20-day period, notifies Landlord in writing that it rejects Landlord’s determination of the Annual Rent and Monthly Installment of Rent for the renewal Term and if the parties do not agree upon the new revised Annual Rent and Monthly Installment of Rent for the renewal Term within thirty (30) days of Landlord’s receipt of Tenant’s notice, then this option shall be of no further force or effect and Tenant shall have no further or additional right to extend the Term of the Lease.

(c) The Premises shall be taken by Tenant during the renewal Term, in its “AS-IS” condition and Landlord shall have no liability to perform any renovation work nor to provide any improvement allowances therefor unless otherwise agreed upon in the determination of fair market rental.

(d) Upon exercise of this option, Tenant shall execute an amendment to the Lease prepared by Landlord confirming the exercise of the option and the new Annual Rent and Monthly Installment of Rent for the Premises during the renewal Term. Landlord’s failure to prepare or Tenant’s failure to execute such amendment shall not affect the validity of the exercise of this option or alter Tenant’s obligations during the renewal Term as determined hereby.

(e) This option is personal to Reata Pharmaceuticals, Inc. and its Affiliate (as such term is defined in Section 9.8 of the Original Lease) and cannot be exercised by any sublessee or other

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assignee. This option shall no longer be effective if Tenant subleases or transfers possession of any portion of the Premises other than to an Affiliate. In addition, without limitation on any other provisions of this Paragraph 12, this option shall terminate and be of no further force or effect if (i) Landlord terminates Tenant’s right to possession due to an Event of Default, or (ii) Tenant, is in occupation of less than 31,524 rentable square feet within the Premises as abovesaid, or (iii) Tenant ceases operating business from the Premises or vacates the Premises for in excess of thirty (30) days for reasons other than casualty or approved repairs (notwithstanding that it has left furniture, fixtures or equipment in the Premises), or (iv) Tenant assigns or is deemed to have assigned its interest under the Lease, other than to an Affiliate. Upon exercise of this renewal option Tenant shall have no further right to extend the Term of the Lease other than by agreement with Landlord in its sole discretion.

13. Landlord Remedies in the Event of a Default. Section 19.3 in the Original Lease, as amended, is further amended so that the Concession Amount as therein defined shall include the aggregate of all amounts expended by Landlord for the New Refurbishment Allowance, the Suite 180 Allowance and for brokers’ commissions payable by reason of this Amendment and any future Amendment executed by the parties upon an expansion of the Premises.

14. Green Building Lease Provisions.

(a) Standards. Tenant acknowledges that the Building, at Landlord’s option, may be operated in accordance with standards for the certification of environmentally sustainable, high performance buildings or aspects of their performance, including the U.S. EPA’s Energy Star® rating and, U.S. Green Building Council’s Leadership in Energy and Environmental Design program’s standards, as the same are amended or replaced from time to time and similar “green building” standards (hereinafter collectively referred to as “Green Building Standards”). References to “Landlord’s sustainability practices” shall mean such policies and procedures as are adopted by Landlord from time to time to obtain and maintain “green building” certification pursuant to the applicable Green Building Standard selected by Landlord for the Building. To support Landlord’s sustainability practices, Tenant is encouraged to use reasonable efforts to use proven energy, water carbon reduction, and other sustainable measures, such as for example using energy efficient bulbs in task lighting, installing lighting controls, such as automatic sensors; turning off lights at the end of the work day; and utilizing water filtration systems to avoid the use of bottled water. Tenant is referred to the green building practices in Exhibit D attached to this Amendment, as the same may be amended from time to time and which, except to the extent that the same include any express prohibitions, are benchmark recommendations by Landlord for the benefit of tenants in the Building and Tenant agrees to cooperate and participate whenever feasible and, in any event, to comply with any express prohibition therein.

(b) Trash Collection. Tenant covenants and agrees to (i) comply with applicable law regarding the collection, sorting, separation, and recycling of garbage, waste products, trash and other refuse at the Building (collectively, “trash”) and (ii) to sort and separate its trash into separate recycling containers as required by law, or furnished by Landlord and located in the Premises pursuant to Landlord’s recycling policy for the Building. Landlord reserves the right to refuse to collect or accept from Tenant any trash that is not separated and sorted as required by law, and, in the event of such refusal, to require Tenant to arrange for such collection at Tenant’s cost, utilizing a contractor reasonably satisfactory to Landlord. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Landlord or Tenant by reason of Tenant’s failure to comply with the provisions of this paragraph.

(c) Future Transfers. It shall be considered reasonable for Landlord to withhold its consent to any assignment or sublease if the proposed assignee or sublessee is an entity which shall, in

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Landlord’s reasonable opinion, cause the Building or any part thereof to be in material non-compliance with Landlord’s sustainability practices and/or the “green building” certification or rating obtained, or in the process of being obtained by Landlord for the Building.

(d) Future Alterations. All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with such of Landlord’s then applicable green building construction standards for the Building as Landlord may in its reasonable discretion require having regard to the leased space and the proposed project.

15. Landlord’s Address for Notices. Landlord’s address in the Reference Pages attached to the Original Lease, as amended by Paragraph 13 in the First Amendment, is deleted and the following is substituted instead:

Landlord’s Address:	SDCO Gateway Commerce I & II, Inc.
c/o RREEF Asset Management
200 Crescent Court, Suite 560
Dallas, Texas 75201
Attention: Asset Manager - Gateway Commerce (Irving, TX)

With a copy to:

Transwestern Commercial Services
5001 Spring Valley Road, Suite 400W
Dallas, Texas 75244
Attention: Property Manager – Gateway Commerce (RREEF/Irving, TX)

16. Brokerage. Landlord and Tenant each hereby warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment, other than Fults Commercial, LLC (representing Landlord) and Dominus Commercial, Inc. (representing Tenant). Landlord and Tenant shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party in respect of this Amendment.

17. Tenant’s Authority. Tenant represents and warrants that Tenant has been and is qualified to do business in the State of Texas and that the entity has full right and authority to enter into this Amendment. Each of the persons executing this Amendment on behalf of Tenant warrants that such person has been duly authorized to sign on behalf of Tenant by appropriate actions.

18. Severability. If any term or provision of this Amendment, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Amendment, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Amendment shall be valid and shall be enforceable to the extent permitted by law.

19. Interpretation. Landlord and Tenant agree that each party and its legal counsel has reviewed or had the opportunity to review this Amendment and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in any construction or interpretation of this Amendment.

20. Exculpation. Article 41 of the Original Lease shall apply in full to this Amendment.

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21. Survival. All indemnities provided by Tenant and all obligations of Tenant under the Lease as amended from time to time, not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.

22. Ratification. Landlord and Tenant hereby ratify and affirm the Lease, and agree that the Lease is and shall remain in full force and effect, except as expressly amended hereby.

23. Examination Not Option. Landlord shall not be bound by this Amendment until it has received a copy of this Amendment duly executed by Tenant and has delivered to Tenant a copy of this Amendment duly executed by Landlord.

24. Successors and Assigns. The covenants, conditions, provisions and agreements contained in this Amendment shall bind Tenant, its successors and assigns and inure to the benefit of Landlord and its successors and assigns.

25. Contingency. Tenant expressly acknowledges and agrees that notwithstanding anything to the contrary contained herein, this Amendment is strictly contingent upon execution by Landlord and NRT Texas, Inc. (“Coldwell Banker”) of an agreement to terminate Coldwell Banker’s leasehold interest in Suite 180 (the “Termination Agreement”) in form and content acceptable to Landlord in its sole and absolute discretion (the “Contingency”). If Landlord satisfies the Contingency within ninety (90) days from and including the Effective Date, then Landlord shall provide written notice to such effect to Tenant (the “Contingency Satisfaction Notice”). If Landlord notifies Tenant in writing that it has failed to satisfy the Contingency, or if Landlord fails to provide a Contingency Satisfaction Notice, then the Contingency shall be deemed not to have been satisfied as of the expiration of such ninety (90) day period, whereupon this Amendment shall become null and void in its entirety, and the Lease shall continue as if this Amendment had never been entered into between the parties. In no event shall Landlord have any liability express or implied for failure to satisfy the Contingency.

26. Counterparts. This Amendment may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. Landlord shall not be bound by this Amendment until it has received a copy of this Amendment duly executed by Tenant and has delivered to Tenant a copy of this Amendment duly executed by Landlord.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment is hereby executed by Landlord and Tenant as of the Effective Date.

LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:

Kim Boudreau, Vice President

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:

Jason Wilson, Vice President, Finance

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EXHIBIT A

attached to and made a part of Lease Amendment No. 7

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING SUITE 180

This Exhibit A is intended only to show the general layout of Suite 180 as of the Effective Date. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

A-1

EXHIBIT A-1

attached to and made a part of Lease Amendment No. 6

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING PREMISES (63,047 SF)

This Exhibit A-1 is intended only to show the general layout of the Premises measuring approximately 63,047 sf. It does not in any way supersede any of Landlord’s rights set forth in the Lease with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

EXHIBIT A-1

Reata Pharmaceuticals

63,047 S.F.

07-11-2012

A-1-1

EXHIBIT B

attached to and made a part of Lease Amendment No. 7

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

SUITE 180 COMMENCEMENT DATE AGREEMENT

THIS SUITE 180 COMMENCEMENT DATE AGREEMENT (this “Agreement”) dated                     , 20     is between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

W I T N E S S E T H:

A. Landlord and Tenant executed that certain Lease Amendment No. 7 dated             , 2012 (the “Seventh Amendment”).

B. Landlord and Tenant now desire to set forth in writing the actual Suite 180 Commencement Date.

NOW THEREFORE in consideration of the mutual covenants and promises contained herein and other valuable consideration, the parties agree as follows:

1.	The Suite 180 Commencement Date is , 20 .

2.	The date of expiration of the Suite 180 Term is October 31, 2018.

3.	The schedule of the Annual Rent and Monthly Installment of Rent in Paragraph 5(b) of the Seventh Amendment is deleted in its entirety, and the following is substituted therefor:

[Insert rent schedule for Suite 180]

Note -this Paragraph 3 shall not be required if there is no change to the dates in the rent schedule at Paragraph 5(b)

4.	All capitalized terms not defined herein shall have the meaning assigned to them in the Seventh Amendment.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on the day and year first above written.

LANDLORD:	TENANT:

SDCO GATEWAY COMMERCE I & II, INC.,	REATA PHARMACEUTICALS, INC.,
a Delaware corporation	a Delaware corporation

By:		By:
	Kim Boudreau, Vice President		Jason Wilson, Vice President, Finance

B-1

EXHIBIT C

attached to and made a part of Lease Amendment No. 7

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

TENANT IMPROVEMENT WORK FOR SUITE 180

(Tenant does the Work)

1. Construction Representatives. Landlord’s and Tenant’s representatives for coordination of construction will be as follows, provided that either party may change its representative upon written notice to the other:

Landlord’s Representative:	John Jenkin
Transwestern Commercial Services
5950 Sherry Lane, Suite 215
Dallas, TX 75225
Phone: (214) 273-2304
Email: john.jenkin@transwestern.net

Tenant’s Representative:	Doug Wolf
Scott & Reid General Contractors
14785 Preston Road, Suite 990
Dallas, Texas 75254
Phone: (469) 374-3400
Email: dwolf@scottandreid.com

2. Plans and Specifications.

(a) Consultants. Tenant shall employ such consultants as shall first be reasonably approved in writing by Landlord (the “Consultants”) for the preparation of plans, drawings and specifications pertaining to the improvement work which Tenant intends to perform in Suite 180 (the “Suite 180 Work”). All Consultants engaged by Tenant and approved by Landlord prior to the Effective Date for the performance of construction work in the Existing Premises are also approved for the Suite 180 Work as applicable.

(b) Drawings. Tenant shall within thirty (30) days of satisfaction of the Contingency, provide to Landlord’s Representative for approval by Landlord (not to be unreasonably withheld) working drawings, prepared by the Consultants for the construction of the improvements required by Tenant in Suite 180 and comprising the Suite 180 Work in accordance with all applicable laws. Landlord’s Representative shall notify Tenant by email whether it approves of the submitted working drawings within five (5) business days after Tenant’s submission thereof. If Landlord via Landlord’s Representative disapproves in writing of such working drawings, then Landlord’s Representative shall notify Tenant thereof by email specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five (5) business days after such notice, revise such working drawings in accordance with Landlord’s reasonable objections and submit the revised working drawings to Landlord’s

Representative for Landlord’s review and approval. If Landlord’s Representative has not responded to Tenant within the five (5) business day period as aforesaid, then Tenant shall send a further written notice by email to Landlord’s Representative with a copy to (i) Kim Boudreau at kim.boudreau@rreef.com and (ii) Claudia Ferrara at claudia.ferrara@transwestern.net in both cases in capitals and bold with the words “REATA BUILD-OUT: SECOND NOTICE-IMMEDIATE ATTENTION REQUIRED”. Landlord via Landlord’s Representative shall respond by providing by email approval or, if applicable disapproval, with Landlord’s reasons specified therefor, within three (3) business days of receipt of such second notice. Such approval process shall continue with both parties acting reasonably and in good faith until the construction drawings are finalized. As used herein, the “Suite 180 Drawings” shall mean the final working drawings reasonably approved by Landlord, as amended from time to time by any approved changes thereto. No Suite 180 Work may commence pending approval by Landlord of the Suite 180 Drawings and receipt by Tenant of any permit required therefor under applicable law. Any approval of the Suite 180 Drawings by Landlord shall not constitute a representation or warranty of Landlord that the Suite 180 Drawings are adequate for any use, purpose, or conditions, or that the Suite 180 Drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Suite 180 Work. Upon Substantial Completion (as defined below) of the Suite 180 Work, Tenant shall deliver to Landlord a CAD set of as-built drawings for the Suite Work.

(c) Changes. After approval of the Suite 180 Drawings, Tenant may from time to time make changes to the Suite 180 Drawings by delivering written notice to Landlord, specifying in detail the requested change and within five (5) business days of receipt of such request, Landlord shall advise Tenant in writing if it approves such change, such approval not to be unreasonably withheld. If Tenant requests any changes to any submitted Suite 180 Drawings and, if Landlord approves such requested changes, then any additional costs necessitated thereby shall be included in the Total Suite 180 Construction Costs (defined below).

3. Construction of the Suite 180 Work. Subject as herein stated and provided that the Suite 180 Commencement Date has occurred, following Landlord’s final approval of the Suite 180 Drawings and receipt by Tenant of a permit therefor, Tenant shall diligently commence construction of the Suite 180 Work in accordance with the Suite 180 Drawings in a good and workmanlike manner using Building standard materials unless otherwise specified in the Suite 180 Drawings and in compliance with applicable law, ordinance, code, and regulation in all material respect, and shall obtain all permits, licenses, and all other governmental improvements requisite for the construction thereof. Scott & Reid General Contractors are approved as Tenant’s General Contractor (herein so called). All sub-contractors shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld or delayed. Any sub-contractors approved by Landlord with respect to the prior work undertaken by Tenant in the Existing Premises are also approved hereunder for the Suite 180 Work, to the extent applicable. Landlord’s response regarding approval of all other subcontractors shall be provided within seventy-two (72) hours of request therefor. The General Contractor and all subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance must be received by Landlord before the Suite 180 Work is commenced to the extent not already delivered to Landlord by such date. The Suite 180 Work shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord’s other contractors, the operation of the Building, and the occupancy thereof by other tenants. The General Contractor and all subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Suite 180 Work (e.g., excess electricity, etc.). Landlord assumes no liability for special, consequential, or incidental damages of any kind whatsoever in connection with the design or construction of the Suite 180 Work, and the obtaining of permits, licenses and approvals, and makes no representations, warranties, or guaranties regarding the same, expressed or implied, including, without limitation, warranties of merchantability, compliance with applicable laws, fitness for a particular purpose, or habitability.

4. Substantial Completion. “Substantial Completion” shall occur when the Suite 180 Work is substantially completed in accordance with the Suite 180 Drawings to Tenant’s and Landlord’s reasonable satisfaction.

5. Construction Costs. Tenant shall bear the entire cost of performing the Suite 180 Work (including, without limitation, design of the Suite 180 Work, costs of preparation of the Suite 180 Drawings, costs of construction labor and materials, related taxes and insurance costs, all of which costs are herein collectively called the “Total Suite 180 Construction Costs”) in excess of the Suite 180 Allowance (hereinafter defined). On or after Substantial Completion, Tenant will provide Landlord with a reasonably detailed itemization of the Total Suite 180 Construction Costs together with supporting documentation including, the General Contractor’s, subcontractors’ and suppliers’ invoices.

6. Construction Allowance.

(a) Landlord shall provide to Tenant a construction allowance (the “Suite 180 Allowance”) not exceeding $110,554.40 (namely, $13.60 per square foot on 8,129 sq. ft.) for office finish-out within Suite 180. The Suite 180 Allowance shall be used for (i) construction costs under the construction contract and subcontracts, (ii) a construction management fee of 3% of Total Suite 180 Construction Costs to be paid to Landlord (and which shall be deducted by Landlord from the Suite 180 Allowance), and (iii) the cost of the Suite 180 Drawings and the construction documents, including any third party fees incurred by Landlord to pay for review of the Suite 180 Drawings by Landlord’s consultants, including the Building’s mechanical and electrical engineers. The Suite 180 Allowance may not be used for the purchase of furniture, trade fixtures, equipment or inventory or for move-in costs, or for the payment of data/telecommunication cabling installation costs which shall be Tenant’s responsibility. Landlord agrees that a sum of up to 3% of hard costs may be deducted from any remaining Suite 180 Allowance towards payment of Tenant’s construction manager’s fee.

(b) No more frequently than once every thirty (30) days, Tenant may request payment to Tenant from the Suite 180 Allowance for work performed during the previous thirty (30) day period. Each of Landlord’s progress payments shall be limited to an amount equal to the aggregate amounts for which payment by Tenant is due (as certified by Tenant’s independent architect) to the General Contractor, subcontractors and suppliers which have not been subject to previous disbursements from Landlord. Such progress payments shall be made within thirty (30) days next following the delivery to Landlord of requisition therefor, signed by Tenant’s independent architect, which requisitions shall set forth the names of each contractor, subcontractor and supplier to whom payment is due, and the amount thereof, and shall be accompanied by (i) invoices and signed waivers and releases of lien in form reasonably acceptable to Landlord from the General Contractor and all subcontractors, and suppliers covering all work and materials which were the subject of progress payments by Landlord (and if applicable, Tenant), (ii) a written certification from Tenant’s architect that the work which is being paid by such progress payment has been completed substantially in accordance with plans previously approved by Landlord, and (iii) such other documents and information as Landlord may reasonably request. Landlord may retain ten percent (10%) of amounts due for such work (or such larger amount which may be required by statute, if applicable), with the final payment of such retainage being payable within thirty (30) days following Substantial Completion of the Suite 180 Work and Tenant’s delivery to Landlord of

(1) all invoices and final lien waivers from the General Contractor, subcontractors, and suppliers in form reasonably acceptable to Landlord, (2) a CAD set of as-built Drawings for the Suite 180 Work, (3) a certificate of occupancy from the appropriate governmental authority, if applicable to the Suite 180 Work, or evidence of governmental inspection and approval of the Suite 180 Work, and (4) evidence of compliance with the Texas Accessibility Standards of the Texas Department of Licensing and Regulations. The Suite 180 Allowance must be used by Tenant within six (6) full calendar months of the Suite 180 Commencement Date; any portion which is not so used shall thereupon belong to Landlord absolutely and Tenant shall have no rights thereto.

7. Construction Management Fee. Landlord, or its designated agent or representative, shall supervise the Suite 180 Work, and coordinate the relationship between the Suite 180 Work, the Building, and the Building’s systems. In consideration for Landlord’s construction supervision services, Tenant shall pay to Landlord a construction management fee equal to three percent (3%) of the Total Suite 180 Construction Costs (excluding the fee itself). Such construction management fee shall be paid by Tenant upon Substantial Completion of the Suite 180 Work and shall be deducted from the Suite 180 Allowance.

8. Insurance. Unless Landlord expressly agrees otherwise in writing all of the leasehold improvements, alterations and additions included in the Suite 180 Work shall be covered at Tenant’s expense throughout the Lease term up to the full replacement value thereof under the All Risk or Special Coverage Form coverage or equivalent thereof required to be obtained by Tenant under the Lease. Tenant shall be responsible for the repair or replacement of the same in the event of a casualty.

[Remainder of Page Intentionally Left Blank]

EXHIBIT D

attached to and made a part of Lease Amendment No. 7

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

GREEN BUILDING PRACTICES FOR GATEWAY COMMERCE I AND II

The Building employs green building operations and maintenance practices. Landlord’s goal is to provide the tenants of the Building with improved indoor air quality and the lowest possible utility costs while preserving the environment for generations to come.

I.	ENERGY & ATMOSPHERE

Utilities are the highest controllable expense category for commercial office buildings according to BOMA International. For this reason, Landlord encourages the following energy conservation measures.

a.	ENERGY STAR® Labeled Products

Landlord recommends that ENERGY STAR® labeled appliances (refrigerators, dishwashers, washers, etc.) and, if applicable, commercial food service equipment are installed in the Premises because these are such big energy consumers. To find products visit: www.energystar.gov/products.

b.	No Chlorofluorocarbons (CFCs)

Tenants are prohibited from installing Heating, Ventilating, Air-Conditioning and Refrigeration (HVAC&R) equipment that uses CFC-based refrigerants. Appliances containing less than 0.5 pounds of refrigerant are exempt. Additionally, Landlord encourages tenants to use HVAC&R equipment that uses refrigerants that have the lowest possible ozone-depleting potential (ODP) and the lowest global-warming potential (GWP).

c.	Lighting

The Building’s lighting standard is based on the Illuminating Engineering Society of North America (IESNA) Lighting Handbook, LEED® for Existing Buildings and U.S. EPA’s ENERGY STAR® policies and guidelines regarding lighting for commercial buildings. The EPA’s website for lighting is http://www.energystar.gov/index.cfm?c=lighting.pr lighting. Where possible, Tenant shall use LED, compact fluorescent lighting or similar bulbs for lighting in the Premises when replacing bulbs in the wall fixtures or any portable indirect lighting.

II.	Water Efficiency

The Building uses high-efficiency water fixtures, fittings and/or drop-in kits and encourages the same from tenants.

III.	Green Cleaning

The Building has a high-performance, sustainable cleaning policy to reduce the exposure of building occupants and maintenance personnel to potentially hazardous chemical, biological and particulate contaminants, which adversely affect air quality, human, health, building finishes, building systems and the environment. As part of this policy, Landlord uses environmentally sensitive cleaning products and paper made from recycled content. Landlord encourages the same practices from tenants.

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IV.	Integrated Pest Management

The Building manages indoor pests in a way that protects human health and the surrounding environment. Integrated Pest Management (IPM) calls for using least-toxic chemical pesticides, minimum use of chemicals and using chemicals only in targeted locations and only for targeted species. Tenants have an important role in IPM. Generally, tenant are asked to keep their premises clean and to call Building management upon becoming aware of a pest issue.

V.	Recycling Program

The Building has a recycling program that includes the collection and sorting of dry-cell type batteries used in office equipment and daily consumables such as paper, cardboard, metals, plastic, glass etc. The success of the Building’s recycling program is dependent on participation by tenants of the Building.

VI.	Tenant Alterations & Improvements

To reduce the indoor air quality impact of the materials used in tenant finish-outs, Landlord recommends use of products meeting the following criteria:

•	Low-VOC (volatile organic compounds) adhesives and sealants defined as having a VOC content less than the current VOC content limits of South Coast Air Quality Management District (SCAQMD) Rule #1168, or sealants used as fillers that meet or exceed the requirements of the Bay Area Air Quality Management District Regulation 8, Rule 51.

•	Low-VOC paints and coatings that meet Green Seal’s Standard GS-11 requirement.

•	Non-carpet finished flooring that is FloorScore-certified

•	Carpet - Loop construction, broadloom or carpet tile that meets the CRI Green Label Plus testing program that is 100% recyclable. Preferably, the carpet should contain recycled content.

•	Carpet cushion that meets the CRI Green Label Plus testing program and is 100% recyclable.

•	Composite panels and agrifiber products such as particle board, oriented-strand board (OSB), medium-density fiberboard (MDF), etc., that contain no added urea-formaldehyde resins.

Helpful websites are www.greenseal.org and www.greenguard.org and http://www.buildinggreen.com.

[Remainder of Page Intentionally Left Blank]

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1431 Greenway Drive Suite 410 Irving, TX 75038 Phone: 972.550.7662 Fax: 972.580.1922

July 24, 2012

Mr. Jason Wilson

REATA Pharmaceuticals, Inc.

2801 Gateway Drive, Suite 150

Irving, TX 75063

RE: CONTINGENCY SATISFACTION NOTICE per Lease Amendment No. 7 entered into as of July 23, 2012 by and between SDCO GATEWAY COMMERCE I & II, a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”)

Dear Jason:

Per the agreement referenced above, please allow this letter to serve as written notice that the Landlord has satisfied the Contingency as defined in Paragraph 25 Contingency.

If you have questions or need additional information, please do not hesitate to contact Property Manager Tammy Welch or Senior Property Manager Claudia Ferrara.

Regards,

TRANSWESTERN

Tammy Welch

Property Manager

Cc:	Kim Boudreau, RREEF, Asset Manager

The Performance Advantage in Real Estate

LEASE AMENDMENT NO. 8

THIS LEASE AMENDMENT NO. 8 (this “Amendment”) is made and entered into as of September 25, 2012 (the “Effective Date”) by and between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals:

WHEREAS, by Lease dated with a Lease Reference Date as of May 25, 2006 between Landlord and Tenant (the “Original Lease”), as amended by Lease Amendment No. 1 dated March 2, 2010 between Landlord and Tenant (the “First Amendment”), Lease Amendment No. 2 dated May 24, 2010 between Landlord and Tenant (the “Second Amendment”) Lease Amendment No. 3 dated July 1, 2010 between Landlord and Tenant (the “Third Amendment”), Lease Amendment No. 4 dated February 17, 2011 between Landlord and Tenant (the “Fourth Amendment”), Lease Amendment No. 5 dated May 1, 2011 between Landlord and Tenant (the “Fifth Amendment”), Lease Amendment No. 6 dated July 7, 2011 between Landlord and Tenant (the “Sixth Amendment”) and Lease Amendment No. 7 dated July 23, 2012 between Landlord and Tenant (the “Seventh Amendment”) (which Original Lease together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment and all Commencement Date Agreements executed by Landlord and Tenant in connection therewith are herein together called the “Lease”), the leased space comprising Suites 100, 110, 120, 140, 150, 160 and 180 together measuring approximately 63,047 square feet (collectively, the “Premises”), within that part of the Building (as defined in the Lease) known as Gateway Commerce II (herein so called), at 2801 Gateway Drive, Irving, Texas 75063 was leased to Tenant upon the terms and subject to the conditions contained in the Lease; and

WHEREAS, Landlord and Tenant have agreed to modify the Lease in the manner hereinafter appearing.

Agreement:

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby acknowledge and agree to the following:

1. Recitals; Definitions. The above Recitals are true and correct and are incorporated herein by reference. Capitalized but otherwise undefined terms herein shall have the meanings set forth for such terms in the Lease.

2. Parking Canopy.

(a) Tenant may construct a canopy (the “Parking Canopy”), at Tenant’s sole cost and expense, to cover certain parking spaces as shown on the schematic drawings (the “Drawings”) attached at Exhibit A hereto (herein called the “Work”) provided that: (i) following the commencement thereof, the Work shall be promptly carried out and completed by Tenant with due diligence, without causing damage to the parking facilities, and in compliance with Article 6 of the Original Lease, (ii) it shall be the sole responsibility of Tenant to obtain, and to provide to Landlord, copies of any necessary consents, permits or licenses required for the Work (including the consent of the Las Colinas Association), and to comply with all applicable laws, ordinances and regulations pertaining to the Work (including any applicable zoning setback

1

requirements) and all covenants, conditions, reservations, restrictions and other matters, if any, affecting title to the Building (collectively, “Applicable Laws”), (iii) all contractors, subcontractors and materialmen engaged or retained by Tenant shall be subject to prior approval by Landlord, shall be of good reputation and experienced in the construction and installation of the Parking Canopy as depicted on the Drawings, shall be properly licensed for the work they are to perform, and shall comply with Landlord’s reasonable insurance requirements (certificates of contractor’s insurance must be received by Landlord’s property manager before the Work is commenced), (iv) the Work shall be performed lien free, (v) upon completion of the Work, Tenant shall provide written confirmation from the general contractor addressed to Landlord and confirming that the Work has been completed in compliance with the Drawings, Applicable Laws and all necessary consents including the consent of the Las Colinas Association, (vi) the construction of the Parking Canopy shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces, and (vii) nothing herein contained shall be construed to mean or imply any consent or approval by Landlord of any further alterations or improvements except as herein expressly permitted. Landlord’s approval of the Parking Canopy shall not be a representation or warranty of Landlord that the same is adequate for any use or complies with Applicable Laws, but shall merely be the consent of Landlord thereto subject as herein set forth.

(b) Following the construction thereof, Tenant shall keep the Parking Canopy in good condition and repair during the remainder of the Lease Term. Tenant’s property and liability insurance shall include the Parking Canopy and Landlord shall have no obligation to restore or repair any damage to the Parking Canopy including damage caused by an insured or uninsured risk. If Tenant fails to keep the Parking Canopy in good condition and repair as required herein, or if at any time repairs required to be made by Tenant become immediately necessary to avoid possible injury or damage to persons or property, Landlord may, but shall not be obligated to, make such repairs at Tenant’s expense, which shall constitute additional rent payable by Tenant to Landlord. Within thirty (30) days after Landlord renders a bill for the cost of the repairs, Tenant shall reimburse Landlord. The Parking Canopy shall be and remain the property of Tenant during the Term. Upon the expiration or sooner termination of the Term, the Parking Canopy shall become a part of the realty and shall belong to Landlord without compensation, allowance or credit to Tenant, and title shall pass to Landlord under the Lease as by a bill of sale.

(c) Landlord assumes no liability for special, consequential, or incidental damages of any kind whatsoever in connection with the design, construction, installation and use of the Parking Canopy, the performance of the work and the obtaining of permits, licenses and approvals required therefor, and makes no representations, warranties, or guaranties regarding the same, express or implied, including, without limitation, warranties of merchantability, compliance with Applicable Laws or fitness for a particular purpose and all implied warranties with respect thereto, including but not limited to those of fitness for a particular purpose, are expressly negated and waived.

(d) TENANT SHALL PROTECT, DEFEND, INDEMNIFY, AND HOLD LANDLORD AND THE LANDLORD ENTITIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, COSTS, EXPENSES, LIABILITIES, AND DAMAGES (INCLUDING CONSEQUENTIAL AND PUNITIVE DAMAGES) ARISING FROM OR IN CONNECTION WITH THE DESIGN, CONSTRUCTION, INSTALLATION AND USE OF THE PARKING CANOPY, OR RELATING TO ANY ACT OR OCCURRENCE HAPPENING IN OR ABOUT THE PARKING CANOPY, HOWEVER THE SAME MAY BE CAUSED, INCLUDING, WITHOUT

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LIMITATION, IF CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LANDLORD OR ANY LANDLORD ENTITY BUT EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY LANDLORD ENTITY. Such indemnity shall survive the expiration or earlier termination of the Lease Term.

3. Tenant’s Authority. Tenant represents and warrants that Tenant has been and is qualified to do business in the State of Texas and that the entity has full right and authority to enter into this Amendment. Each of the persons executing this Amendment on behalf of Tenant warrants that such person has been duly authorized to sign on behalf of Tenant by appropriate actions.

4. Exculpation. Article 41 of the Original Lease shall apply in full to this Amendment.

5. Ratification. Landlord and Tenant hereby ratify and affirm the Lease, and agree that the Lease is and shall remain in full force and effect, except as expressly amended hereby.

6. Successors and Assigns. The covenants, conditions, provisions and agreements contained in this Amendment shall bind Tenant, its successors and assigns and inure to the benefit of Landlord and its successors and assigns.

7. Counterparts. This Amendment may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. Landlord shall not be bound by this Amendment until it has received a copy of this Amendment duly executed by Tenant and has delivered to Tenant a copy of this Amendment duly executed by Landlord.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment is hereby executed by Landlord and Tenant as of the Effective Date.

LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:

Kim Boudreau, Vice President

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:

Jason Wilson, Vice President, Finance

4

EXHIBIT A

attached to and made a part of Lease Amendment No. 8

dated as of the Effective Date and made between

SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

DRAWINGS

GATEWAY
COMMERCE
OFFICE COMPLEX

1 PARTIAL SITE PLAN– PARKING CANOPY SCHEMATIC

SCHEMATIC
CANOPY

A2.01

1 CANOPY ELEVATION

2 CANOPY SECTION

3 COLUMN DETAIL

4 COLUMN DETAIL

5 CANOPY SECTION

GATEWAY COMMERCE OFFICE COMPLEX

A3.01

NOTICE OF COMMITTEE ACTION

THE LAS COLINAS ASSOCIATION

ARCHITECTURAL CONTROL COMMITTEE

PROPERTY DESCRIPTION:	2801 GATEWAY DRIVE
GATEWAY COMMERCE OFFICE COMPLEX
LAS COLINAS AREA 21
ACCT. # 021.006

SUBMISSION RECEIVED:	JULY 24, 2012 thru AUGUST 21, 2012

COMMITTEE MEETING DATE:	AUGUST 23, 2012

COMMITTEE ACTION:	APPROVED

COMMITTEE COMMENTS:	NONE

SUBMISSION:

Mr. Doug Wolf with Scott + Reid, on behalf of SDCO Gateway Commerce I & II, Inc. (owner), requested approval of plans for the installation of new covered parking structures at the Gateway Commerce Office Complex located at 2801 Gateway Drive.

The new double post carports would be located in two (2) rows of the rear parking lot, one (1) row immediately adjacent to the rear of the building. The 16” square posts would be wrapped in brick with a concrete base to match the building. The roof material would be standing seam metal to match the existing roof screen color.

NOTE: See attachment for “Committee Requirements Related to Construction”

Phil Ochsner, Secretary

If there are any questions concerning the Committee’s action,

please contact Phil Ochsner at 972-541-2345.

TO:	SDCO Gateway Commerce I & II, Inc.	CC:	Scott + Reid
	Attn: Claudia Ferrara		Attn: Doug Wolf
	c/o Transwestern		17300 Dallas Pkwy, Ste 2000
	1431 Greenway Drive, Suite 410		Dallas, TX 75248
Irving, TX 75038-2443

LEASE AMENDMENT NO. 9

THIS LEASE AMENDMENT NO. 9 (this “Amendment”) is made and entered into as of June 12, 2013 (the “Effective Date”) by and between SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation (“Landlord”) and REATA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

Recitals:

WHEREAS, by Lease dated with a Lease Reference Date as of May 25, 2006 between Landlord and Tenant (the “Original Lease”), as amended by Lease Amendment No. 1 dated March 2, 2010 between Landlord and Tenant (the “First Amendment”), Lease Amendment No. 2 dated May 24, 2010 between Landlord and Tenant (the “Second Amendment”) Lease Amendment No. 3 dated July 1, 2010 between Landlord and Tenant (the “Third Amendment”), Lease Amendment No. 4 dated February 17, 2011 between Landlord and Tenant (the “Fourth Amendment”), Lease Amendment No. 5 dated May 1, 2011 between Landlord and Tenant (the “Fifth Amendment”), Lease Amendment No. 6 dated July 7, 2011 between Landlord and Tenant (the “Sixth Amendment”), Lease Amendment No. 7 dated July 23, 2012 between Landlord and Tenant (the “Seventh Amendment”), and Lease Amendment No. 8 dated September 25, 2012 between Landlord and Tenant (the “Eighth Amendment”), (which Original Lease together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment and all Commencement Date Agreements executed by Landlord and Tenant in connection therewith are herein together called the “Lease”), the leased space comprising Suites 100, 110, 120, 140, 150, 160 and 180 together measuring approximately 63,047 square feet (collectively, the “Premises”), within that part of the Building (as defined in the Lease) known as Gateway Commerce II (herein so called), at 2801 Gateway Drive, Irving, Texas 75063 was leased to Tenant upon the terms and subject to the conditions contained in the Lease; and

WHEREAS, Landlord and Tenant have agreed to modify the Lease in the manner hereinafter appearing.

Agreement:

NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby acknowledge and agree to the following:

1. Recitals; Definitions. The above Recitals are true and correct and are incorporated herein by reference. Capitalized but otherwise undefined terms herein shall have the meanings set forth for such terms in the Lease.

2. Early Termination Option. Tenant hereby irrevocably exercises the Termination Option (as defined in the Lease) effective as of December 31, 2014 (the “Suite 100 Termination Date”), with respect only to that portion of the Premises comprising Suites 100, 110, 120 and a portion of Suite 140 measuring in total approximately 20,291 rentable square feet of space as shown shaded for identification purposes only on Exhibit A attached hereto (herein collectively called “Suite 100”). The agreed upon Termination Fee for Suite 100 is $235,000 (the “Suite 100 Termination Fee”), which shall be payable simultaneously with Tenant’s execution and delivery of this Amendment to Landlord. Tenant shall remain responsible for the performance of all of its obligations, including payment of rent under the Lease with respect to Suite 100 through the Suite 100 Termination Date, whereupon the Lease shall terminate with respect to Suite 100 only, as if such date was the original date set for the expiration of the

1

Term of the Lease for Suite 100. Tenant shall also, effective as of the Suite 100 Termination Date, surrender its right to use of one hundred two (102) parking spaces at the Building. Landlord hereby expressly acknowledges and agrees that the Termination Option shall continue with respect to the remainder of the Premises, in accordance with the terms and conditions set forth therefor in Paragraph 12 of the First Amendment (as amended).

3. Separation Work. Tenant shall be responsible, at Tenant’s sole cost and expense, to separate Suite 100 from the remainder of the Premises prior to the Suite 100 Termination Date in a manner reasonably acceptable to Landlord, which separation shall include demolition (as applicable), the construction and finishing of interior demising walls, floors and ceilings (as applicable), and separation (to include, if applicable, separate metering) of utilities, including the heating, air conditioning and ventilation (hvac) systems and equipment (collectively, the “Separation Work”). Tenant must ensure availability and adequacy of utilities (including hvac) as reasonably necessary for the proper use and operation of business from both Suite 100 and the remainder of the Premises. The Separation Work shall be subject to Landlord’s prior written approval (not to be unreasonably withheld or delayed) and to compliance by Tenant with the terms and conditions in Article 6 of the Lease regarding alteration, additions and improvements made, or to be made, by Tenant, including payment to Landlord of a construction supervision fee of five percent (5%) of total construction costs (hard and soft costs), plus reimbursement to Landlord of any out-of-pocket costs actually incurred by Landlord for third party consultant review of plans and specifications for the Separation Work. Any approval by Landlord of plans and specifications for the Separation Work shall not be a representation or warranty of Landlord that the same are adequate for any use, or comply with Applicable Laws, but shall merely be the consent of Landlord thereto. All of the Separation Work must be completed, to Landlord’s reasonable satisfaction, prior to the Suite 100 Termination Date.

4. Parking Canopy. If Tenant at any time elects to install the Parking Canopy pursuant to the Eighth Amendment, then Landlord shall not be responsible for monitoring or policing parking under such Parking Canopy. If Tenant wishes, following the installation of the Parking Canopy to have the spaces thereunder made available for Tenant’s employees, then it shall be a matter for Tenant, at Tenant’s sole cost, to designate parking under the Parking Canopy as being for the use of Tenant’s employees. Notwithstanding the foregoing, Landlord reserves the right, in its sole discretion, to monitor and enforce the Building’s parking ratio as necessary, and Tenant shall cooperate with and assist Landlord’s efforts in such regard (including if required by Landlord providing employees’ names and car license plate numbers for monitoring purposes).

5. Contingency. Tenant expressly acknowledges and agrees that notwithstanding anything to the contrary contained herein, this Amendment is strictly contingent upon execution by Landlord and USMD PPM, LLC, or its affiliate (“USMD”) of a lease of Suite 100 (the “USMD Lease”) in form and content acceptable to Landlord in its sole and absolute discretion (the “Contingency”). If Landlord satisfies the Contingency within ninety (90) days from and including the Effective Date (or such longer period as Landlord and Tenant may agree), then Landlord shall provide written notice to such effect to Tenant (which notice can be sent by email to Jason Wilson) (the “Contingency Satisfaction Notice”). If Landlord fails to satisfy the Contingency within such ninety (90) day period (or such longer period if applicable) or if Landlord, in its sole discretion, elects to discontinue negotiations with USMD at any time within such ninety (90) day period, then Landlord shall provide written notice to Tenant to such effect (which notice, again, can be sent by email to Jason Wilson) (the “Contingency Failure Notice”), whereupon this Amendment shall become null and void in its entirety, the Lease shall continue as if this Amendment had never been entered into between the parties, and Landlord shall reimburse the Suite 100 Termination Fee to Tenant within thirty (30) days thereafter. If Landlord does not provide Tenant a Contingency Satisfaction Notice or Contingency Failure Notice within ninety (90) days following the Effective Date, the Contingency will be deemed not to have been satisfied. In no event shall Landlord have any liability, express or implied, for failure to satisfy the Contingency.

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6. Tenant’s Authority. Tenant represents and warrants that Tenant has been and is qualified to do business in the State of Texas and that the entity has full right and authority to enter into this Amendment. Each of the persons executing this Amendment on behalf of Tenant warrants that such person has been duly authorized to sign on behalf of Tenant by appropriate actions.

7. Exculpation. Article 41 of the Original Lease shall apply in full to this Amendment.

8. Ratification. Landlord and Tenant hereby ratify and affirm the Lease, and agree that the Lease is and shall remain in full force and effect, except as expressly amended hereby.

9. Successors and Assigns. The covenants, conditions, provisions and agreements contained in this Amendment shall bind Tenant, its successors and assigns and inure to the benefit of Landlord and its successors and assigns.

10. Counterparts. This Amendment may be executed in any number of identical counterparts each of which shall be deemed to be an original and all, when taken together, shall constitute one and the same instrument. Landlord shall not be bound by this Amendment until it has received a copy of this Amendment duly executed by Tenant and has delivered to Tenant a copy of this Amendment duly executed by Landlord.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment is hereby executed by Landlord and Tenant as of the Effective Date.

LANDLORD:

SDCO GATEWAY COMMERCE I & II, INC., a Delaware corporation

By:

Kim Boudreau, Vice President

TENANT:

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:

Jason Wilson, Vice President, Finance

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EXHIBIT A

attached to and made a part of Lease Amendment No. 9

between SDCO Gateway Commerce I & II, Inc. as Landlord, and

Reata Pharmaceuticals, Inc., as Tenant

FLOOR PLAN DEPICTING SUITE 100 (20,291)

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

SUITE 100

20,291 RSF

5-31-2013

A-1